 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE

GT GLOBAL
THEME FUNDS

SEMIANNUAL REPORT
APRIL 30, 1997

[LOGO]

GT GLOBAL
THEME FUNDS

TABLE OF CONTENTS

Message from the Chairman........................1

Introduction to Theme Funds......................2

GT Global
Consumer Products
and Services Fund................................4

GT Global
Financial Services Fund..........................8

GT Global
Health Care Fund................................12

GT Global
Infrastructure Fund.............................16

GT Global
Natural Resources Fund..........................20

GT Global
Telecommunications Fund.........................24

Financials.....................................F-1

                                       Inside Back
List of Funds................................Cover


The views of the Funds' management as described in this report are as of the date it was written. Portfolio holdings and allocations are as of April 30, 1997, unless otherwise noted. Views, portfolio holdings and allocations may have changed subsequent to these dates.

MESSAGE FROM THE CHAIRMAN

Dear Investor,

These reports are written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

In each semiannual report, we describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Funds. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, we have included performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames,--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds.

Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

GT GLOBAL THEME FUNDS

GT Global Theme Funds provide investors with access to a new dimension of global investing. Each Fund is structured to include multiple industries that, in combination, represent important global investment themes. From health care to natural resources to telecommunications, these themes are central to our modern lives and form the gears that drive global growth.

As the world economy becomes ever more global, we believe it is increasingly appropriate for investors to expand their options by investing in specific industries as well as regions. With GT Global Theme Funds, you and your adviser can evaluate how one or more of these six globally diversified Funds can help you realize your investment goals.

The Funds are based on themes we believe will continue to gain importance in the years to come.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Seeking to benefit from the changing needs of the new global consumer, the Fund's portfolio invests in companies that manufacture, market, retail or distribute consumer products and services.

GT GLOBAL FINANCIAL SERVICES FUND
Focusing globally on issuers in the financial services industries, such as banks, brokerage and investment advisory firms and insurance companies, this Fund concentrates on the worldwide growth potential of capital markets.

GT GLOBAL HEALTH CARE FUND
Searching out promising issuers in global health care industries, including pharmaceutical, biotechnology, health care services, and medical technology and supply companies around the world, this Fund emphasizes the increased health care needs of the world's aging population and the growing demand for health care in emerging markets.

GT GLOBAL INFRASTRUCTURE FUND
Seeking to capitalize on the growing need for energy, transportation and communications in emerging markets, and the need to upgrade existing infrastructure in developed markets, the Fund's portfolio invests in companies that build, upgrade and repair basic infrastructure.

GT GLOBAL NATURAL RESOURCES FUND
Targeting companies that own, explore or develop natural resources, including precious and base metals, fossil fuels, forest and agricultural products, the GT Global Natural Resources Fund seeks to benefit from a rise in global industrial production and related business and inflationary cycles.

GT GLOBAL TELECOMMUNICATIONS FUND
Concentrating on companies engaged in the development, manufacture or sale of telecommunications services or equipment, the Fund seeks to participate in the growth of worldwide demand for information and the means by which it travels.

THE TEAM APPROACH TO INVESTING

Teamwork among talented investment professionals is at the center of our investment discipline. Our Theme Fund managers, with an average of nine years of industry experience, are supported by a group of seasoned investment analysts. We believe working together as a team creates a combination of strengths and facilitates the investment process. Within this framework, individual team members concentrate on their defined industries and regions, ensuring a deeper and broader group understanding of companies, markets and world events. The continual exchange of knowledge and ideas promotes style integrity and reflects our belief that the key to achieving consistent results is following a disciplined investment process.

ABOUT THE PORTFOLIO MANAGERS

DEREK WEBB, CFA - Head of the Theme Funds and Portfolio Manager of the GT Global Consumer Products Fund, the GT Global Natural Resources Fund and the GT Global Infrastructure Fund. Prior to joining Chancellor LGT Asset Management, Mr. Webb spent seven years in the financial services industry. He received an M.B.A. from the Wharton Business School.

MICHAEL MAHONEY - Portfolio Manager of the GT Global Telecommunications Fund since 1993 and the GT Global Infrastructure Fund since 1994; Investment Analyst from 1991 to 1993. Previously, Mr. Mahoney was a Management Consultant at Bain & Co. and received an M.B.A. from Stanford Graduate School of Business.

A. JAMES ELLMAN - Portfolio Manager of the GT Global Financial Services Fund since 1995; Investment Analyst from 1994 to 1995. Formerly, Mr. Ellman was an international bank examiner for the Federal Reserve. He received an M.B.A. from Harvard Graduate School of Business.

MIKE YELLEN - Portfolio Manager of the GT Global Health Care Fund since 1996; Investment Analyst 1994-1996. Before joining Chancellor LGT Asset Management, Mr. Yellen was a Senior Securities Analyst of the Franklin Global Health Care Fund for Franklin Resources. He is a graduate of Stanford University.

[PHOTO]

GT GLOBAL THEME FUNDS' PORTFOLIO MANAGERS: (LEFT TO RIGHT) JAMES ELLMAN, DEREK WEBB, MICHAEL MAHONEY AND MIKE YELLEN.

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital growth by investing worldwide, primarily in equity securities of companies that manufacture, market, retail or distribute consumer products and services. The Fund looks for companies well positioned to benefit from demographic and economic trends, and that have strong earnings growth and fundamentals.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
PERFORMANCE SUMMARY

GT Global Consumer Products and Services A
Class A Shares                            MSCI World
12/30/94 9525                                10000
         9467                                 9852
         9533                                 9997
         9858                                10481
         9708                                10849
         9867                                10943
         1050                                10942
         11400                               11492
         11542                               11238
         12083                               11567
         12158                               11387
         12475                               11785
         12894                               12132
         13101                               12353
2/29/96  13575                               12431
         14472                               12640
         15352                               12939
         16654                               12953
         16456                               13021
         15912                               12563
         17318                               12710
         18776                               13210
         18094                               13304
         18060                               14052
         17832                               13830
         17660                               13999
         17201                               14162
         16299                               13884
4/30/97  16020                               14341

GT Global Consumer Products and Services B
Class B Shares                            MSCI World
12/30/94 10000                               10000
         9939                                 9852
         10009                                9997
         10341                               10481
         10175                               10849
         10350                               10943
         11015                               10942
         11942                               11492
         12082                               11238
         12633                               11567
         12712                               11387
         13036                               11785
         13467                               12132
         13675                               12353
2/29/96  14164                               12431
         15097                               12640
         16012                               12939
         17361                               12953
         17153                               13021
         16582                               12563
         18040                               12710
         19544                               13210
         18828                               13304
         18783                               14052
         18534                               13830
         18354                               13999
         17861                               14162
         16924                               13884
4/30/97  16330                               14341

The charts above show the performance of the GT Global Consumer Products and Services Fund Class A and Class B shares, versus the MSCI World Index since the Fund's inception. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $16,419 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997

Caption
Share Class          Without Sales Charge(2)            With Sales Charge
                    1-Year     Life of Fund          1-Year     Life of Fund

Class A(3)          4.35       24.98                 -0.61      22.40

Class B(3)          3.86       24.38                 -1.10      23.41

Advisor Class(4)    4.89       29.55                   N/A        N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3)    The Fund began operations on December 30, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan"
       section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                 GT GLOBAL CONSUMER AND SERVICES FUND

INTERVIEW WITH PORTFOLIO MANAGER DEREK WEBB

Q    HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

A    The Fund's performance has been significantly affected by the general downturn in small cap stocks. For the six months ended April 30, 1997, the Fund's total return for Class A shares was -11.47% (-15.67% including the maximum 4.75% sales charge), and -11.68% for Class B shares (-15.90% including the maximum 5% contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) World Index,(5) which is heavily concentrated in larger cap stocks, returned 7.79% over the same period. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in the consumer products and services industries.

Q    WHAT CONTRIBUTED TO THE FUND'S DISAPPOINTING RETURNS?

A    We invest in companies that are growing earnings at the fastest rates and have the potential for positive earnings surprises and positive earnings revisions by analysts. In addition, we look for companies that have high relative strength versus the market and price-to-earnings ratios below their growth rates. This style of investing has been out of favor over the last six months. During this time, concerns about the Fed raising interest rates have been the primary cause of the underperformance in smaller cap growth stocks relative to larger cap stocks in the U.S., which is not unusual during periods of uncertainty.

In the first three quarters of 1994, for example, growth stocks underperformed larger stocks. During that period, the Fed was raising rates and, in times of uncertainty, people tend to look for safe havens and switch into larger stocks. Thus, growth stocks have lagged the moves in larger stocks.

Q    HAS THIS DOWNTURN IN GROWTH STOCKS LEAD YOU TO ALTER YOUR DISCIPLINE?

A    No. We look for companies whose earnings growth, in our opinion, is likely to outpace expectations. And although growth names have underperformed dramatically, we believe down periods are generally followed by longer periods of outperformance. The recent bout of weakness is essentially an outcome of the rise in U.S. interest rates, which sent shock waves around the world. It is also interesting to note that growth stocks in the U.S. are at their cheapest levels versus the S&P 500 since 1979.

Q    HOW DID SPECIFIC COMPANIES AFFECT THE FUND'S PERFORMANCE?

A    In this environment, if a growth company had disappointing earnings, the stock declined dramatically. Boyds, for example, missed their quarterly earnings estimate. That's why we stick to our discipline. We sold off right away, and even though we sold it after its price had already dropped considerably, the company's stock price continued to deteriorate. There are a number of company-specific stories, and the casualties were excessively high
because of the market environment. When companies       CONTINUED P6

SMALL CAP STOCK UNDERPERFORMANCE
RUSSELL 2000 % UNDERPERFORMANCE VS.
THE DOW JONES INDUSTRIAL AVERAGE(6)


Jan  1
     0.990822
     0.983293
     0.981081
     0.981089
     0.988783
     0.981224
     0.971116
     0.969699
     0.966475
     0.97069
     0.964458
     0.957397
     0.959709
     0.956635
     0.962221
     0.975149
     0.97762
     0.975878
     0.979092
     0.966214
     0.959761
Feb  0.964306
     0.965497
     0.958488
     0.963329
     0.959582
     0.951295
     0.951387
     0.940603
     0.933385
     0.932343
     0.939226
     0.939226
     0.931109
     0.93769
     0.943545
     0.939915
     0.929847
     0.926792
     0.926558
     0.9274
Mar  0.930937
     0.926528
     0.939163
     0.931742
     0.931564
     0.928304
     0.922105
     0.923311
     0.920551
     0.930808
     0.925728
     0.913681
     0.915195
     0.909589
     0.918599
     0.919175
     0.900008
     0.906969
     0.910533
     0.920595
     0.920595
     0.925304
Apr  0.916926
     0.921726
     0.923499
     0.928812
     0.93557
     0.930884
     0.93937
     0.938518
     0.94386
     0.933288
     0.919982
     0.905776
     0.909177
     0.906556
     0.90319
     0.879806
     0.88331
     0.886286
     0.886261
     0.881148
     0.869935
May  0.870246

Source: Datastream, May 5, 1997

The underperformance of U.S. small companies over the year to the end of April has several possible explanations. Relative to the experience of past business cycles, this underperformance is surprising in that both short-term interest rates and long bond yields have begun to rise. However, latent deflationary pressures are greater this time, a phenomena likely to hit smaller companies harder than large corporations with global scope and pricing power. Another possibly relevant development is the rise in popularity of large cap index tracker funds, which may be supporting large cap share prices. Finally, the current stock price for many small company initial public offerings made over the last year is below the issue price, which may have soured investor sentiment.

(5) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges
       - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The Russell 2000 Index is composed of 2,000 U.S.-domiciled common stocks designed to measure small company stock performance. The index represents roughly 10% of the U.S. stock market, and market capitalization of index companies ranged from $90 million to $1.17 billion as of June 1996. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars. The Dow Jones Industrial Average is a price weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

did poorly, they were decimated within a matter of days. That's the kind of market we've been in.

Q    WHAT ARE YOUR EXPECTATIONS GOING FORWARD?

A    We continue to find consumer products and services companies particularly attractive investments. Often, they have distinguished franchises or name-brand products that tend to compete more on perceived value than strictly on price. We also find them good investments because many tend to have low fixed assets and high unrestricted cash flows. High cash generation makes it possible for them to reinvest in core businesses, make acquisitions, repurchase stock or debt, or increase their dividends. Many consumer products are also repetitive purchases, making them less dependent on business cycles.

We currently anticipate maintaining a high weighting in the U.S., still the world's best market for consumer products companies. There are also many multinational consumer companies we believe are well positioned to take advantage of rising income levels in many emerging markets. Emerging market nations have enjoyed GDP growth at an average of 5.2% since 1990. In comparison, G-7 countries (the U.S., Japan, Germany, France, Italy, the UK and Canada) have experienced an average growth in GDP of 2.0%. As income grows in emerging nations, so does their appetite for consumer products.

We have also added to our position in Europe. Many of these markets are beginning to enjoy a pickup in growth. At the same time, many European companies are placing more emphasis on generating shareholder value, making them increasingly attractive investments.

DEVELOPING COUNTRIES HIGHER INCOME GROWTH

GDP Growth
  (annual
 % change)

                   G-7           Developing Countries
1990'             0.022                     0.032
1991'             0.008                     0.038
1992'             0.017                     0.048
1993'             0.011                     0.049
1994'             0.021                     0.049
1995E             0.031                     0.05
1996E             0.031                     0.052
1997E             0.028                     0.053
1998E             0.027                     0.054
1999E             0.025                     0.054
2000E             0.027                     0.054

AS INCOMES IN DEVELOPING MARKETS CONTINUE TO RISE, A GROWING PERCENTAGE OF INCOME IS BEING SPENT ON CONSUMER PRODUCTS AND SERVICES.

Source: The World Bank

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
ALLOCATION OF NET ASSETS %

                                        1997                 1996
                                      APRIL 30             APRIL 30

CONSUMER NON-DURABLES                   41.3                  45.2
SERVICES                                21.4                  34.5
CONSUMER DURABLES                        8.1                   6.3
FINANCE                                  7.5                   3.1
MULTI-INDUSTRY                           2.6                    -
TECHNOLOGY                               2.1                   3.1
HEALTH CARE                              2.1                    -
SHORT-TERM & OTHER                      14.9                   7.8

                                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Asia-Pacific               0.4%
Europe                    14.9%
North America & Other     84.7%

[GRAPH]

Allocations will change based on current market conditions.

A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
                                                                                                                     % of
KEY PORTFOLIO HOLDINGS(7)                                                                               Country    Net Assets
MORNINGSTAR GROUP, INC. A national manufacturer of refrigerated specialty food                             U.S.        4.1
products. Brand names include International Delight, a non-dairy, gourmet, flavored coffee creamer, Second Nature, an egg product, and Lactaid, a lactose-
reduced fluid milk product.

PROCTER & GAMBLE CO. Manufactures laundry, cleaning and personal care products                             U.S.        3.7
as well as food and beverages. The company's goods are sold throughout the world.

TELECOM ITALIA MOBILE S.p.A. A duopolist in cellular telephone services in Italy,                          Italy       3.5
Telecom Italia Mobile was spun off from telephone company Telecom Italia S.p.A., and has become Europe's largest cellular telephone company. It manages GSM digital and traditional analog cellular phone systems and offers paging and public radio mobile communication services.

GILLETTE CO. Manufactures products that include grooming aids, writing instruments,                        U.S.        3.5
toothbrushes and oral care items. The company's products are distributed in over
200 countries and territories.

CLOROX Manufactures and sells grocery store products throughout the world. The                             U.S.        3.4
company also produces products for the janitorial, institutional and food service industries.

COLGATE-PALMOLIVE CO.  A global consumer products company whose core products                              U.S.        3.4
provide oral care, body care, household surface care and dietary care. The company markets its products under a variety of brand names including Colgate, Palmolive,
Ajax, Fab, Irish Spring and Prescription Diet.

TABACALERA S.A.  Manufactures and sells tobacco and stamps worldwide.                                      Spain       3.3

RISER FOODS, INC. Operates 36 retail supermarkets in northeast Ohio under the Rini-Rego                    U.S.        3.2
Stop-n-Shop banner, in addition to its wholesale distributor, American Seaway Foods.
Riser also produces private label ice cream through its Eagle Ice Cream Division.

INTERSTATE BAKERIES CORP. Produces and distributes baked goods in the southern,                            U.S.        3.2
southwestern and western United States.

NBTY, INC. Manufactures, sells and distributes vitamins and food supplements under                         U.S.        3.1
the Nature's Bounty, Hudson, Natural Wealth and Good 'N Natural labels. The company also operates 83 Vitamin World retail stores in 30 states.

Source: Bloomberg

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term growth of capital primarily by investing in the equity securities of financial services companies, including those engaged in banking, insurance, investment management, brokerage and diversified financial activities. The Fund invests in financial services companies we believe will experience rising profitability, among other attributes.

GT GLOBAL FINANCIAL SERVICES FUND
PERFORMANCE SUMMARY

GT GLOBAL FINANCIAL SERVICES A

MSCI World Index    MSCI Banking Index    GT Global Financial Services A
     10000                10000                        9525
      9974                10012                        9525
     10165                10010                        9508
     10473                10042                        9950
     10200                 9707                        9683
     10492                 9971                        9683
     10039                 9542                        9283
     10138                 9631                        9075
      9987                 9507                        8825
     10135                 9550                        8650
     10626                 9943                        8408
     10998                10534                        8583
     11094                10648                        9242
     11093                10141                        9400
     11650                10915                        9850
     11393                10355                        9942
     11727                10736                       10117
     11544                10355                        9933
     11947                11041                       10458
     12299                11566                       10805
     12524                11437                       11007
     12602                11374                       10990
     12814                11648                       11158
     13118                11818                       11411
     13131                11641                       11537
     13200                11602                       11386
     12736                11369                       10998
     12885                11513                       11369
     13392                12033                       11781
     13488                12173                       11941
     14246                12753                       12681
     14020                12096                       12448
     14192                11820                       13025
     14357                12379                       13521
     14076                11881                       13016
     14538                12177                       13422

GT GLOBAL FINANCIAL SERVICES B

MSCI World Index     MSCI Banking Index   GT Global Financial Services B
     10000                  9525                10000
     10000                  9525                10000
      9974                  9508                 9974
     10437                  9950                10437
     10149                  9683                10149
     10149                  9683                10149
      9720                  9283                 9720
      9493                  9075                 9493
      9230                  8825                 9230
      9046                  8650                 9046
      8793                  8408                 8793
      8968                  8583                 8968
      9650                  9242                 9650
      9816                  9400                 9816
     10280                  9850                10280
     10367                  9942                10367
     10551                 10117                10551
     10350                  9933                10350
     10892                 10458                10892
     11255                 10805                11255
     11458                 11007                11458
     11431                 10990                11431
     11607                 11158                11607
     11863                 11411                11863
     12004                 11537                12004
     11837                 11386                11837
     11431                 10998                11431
     11810                 11369                11810
     12233                 11781                12233
     12401                 11941                12401
     13159                 12681                13159
     12905                 12448                12905
     13500                 13025                13500
     14010                 13521                14010
     13481                 13016                13481
     13587                 13422                13587

The charts above show the performance of the GT Global Financial Services Fund Class A and Class B shares, since the Fund's inception, versus the MSCI World Index and the MSCI Banking Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares the results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1,1995, would have been worth $14,671 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
APRIL 30, 1997


Share Class          Without Sales Charge(2)               With Sales Charge
                    1-Year       Life of Fund          1-Year       Life of Fund

Class A(3)           17.62         12.48                 12.04        10.62

Class B(3)           17.06         11.92                 12.06        11.09

Advisor Class(4)     18.28         22.16                   N/A          N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3)    The Fund began operations on May 31, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan"
       section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                 GT GLOBAL FINANCIAL SERVICES FUND

INTERVIEW WITH PORTFOLIO MANAGER
JAMES ELLMAN

Q    HOW DID THE FUND PERFORM?

A    We are very pleased with the Fund's performance over the past six months. Total return for the six-month period ended April 30, 1997, was 12.40% for Class A shares (7.06% including the maximum 4.75% sales charge) and 11.99% for Class B shares (6.99% including the maximum contingent deferred sales charge). In comparison, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Banking Index,(5) returned 0.03% for the same period, while the broader MSCI World Index(6) returned 7.79%.

Q HOW DO YOU ACCOUNT FOR THE FUND'S OUTPERFORMANCE RELATIVE TO THE MSCI BANKING INDEX?

A    Although our basic strategies have not changed, areas where we deviated from the MSCI Banking Index have paid off very well. We took some geographic positions, in addition to some valuation and market cap positions, particularly in the U.S., where we leaned more toward larger cap stocks.

Q    WHAT WAS YOUR INVESTMENT STRATEGY OVER THE SIX MONTHS?

A We have continued to significantly underweight Japan. Japanese financial institutions have been weighed down by credit quality concerns for some years now, and with the recent failure of several insurance companies and banks and increasing pressure on some of the smaller brokerage firms, we don't foresee a quick end to bankruptcies and overwhelming structural weakness. While over time we expect to add to our allocation, at least in the near future we expect to remain below the index weighting.

We have remained significantly above the index in the U.S., particularly in large cap bank and insurance names such as Bank of America, Citicorp, American International Insurance, SunAmerica and Greenpoint (a large mortgage lender). Clearly, not only is the U.S. doing very well, but large cap S&P 500 stocks have also been outperforming.

We are, however, currently shifting more into smaller cap stocks, both in the U.S. and abroad. A number of them have gone down in spite of earnings increases, primarily because small cap stocks have fallen out of favor with investors.

We are also finding some interesting opportunities in Hong Kong. One example is Manhattan Card, a company that issues credit cards under the Chase
Manhattan name. Chase Manhattan owns significant equity in the company and retains control of management. Manhattan Card has enjoyed strong growth in earnings--an increase of 50% over the last two years--and is forecasted to jump a further 25%-50% in the next two years. Despite strong fundamentals, the price of its stock has fallen from HK$4.5 less than a year ago to below
HK$2.5, and now trades on less than 8 times expected earnings. It also offers an attractive yield of between 5%-8%. So we see it as a good value stock with the potential to turn around.

Q    COULD YOU DESCRIBE YOUR INVESTMENT PROCESS?

A    In general, our strategy focuses on buying companies when they're relatively cheap and concerns are high, and selling them when they reach a point where they're more expensive historically and concerns are low. The average stock in the portfolio, for example, will typically have a lower price to earnings ratio (P/E) (for the Fund the P/E is, on average, below 10 and the index is above 10) and a lower price-to-book ratio than the index (average for the Fund is 1-1.5x and the index is 2x).

Our risk control methods include geographic distribution, low individual stock weightings (our position in any single stock does not generally exceed 5%), and relatively high dividend, low P/E and low price-to-book stocks. We primarily look for strong franchises where earnings estimates have been rising, the expectations of management are positive and potential exists for analysts to rerate the company.

Q    WHAT DO YOU FIND SO ATTRACTIVE ABOUT THE U.S. FINANCIAL SERVICES INDUSTRY?

A    Three main trends evident in the U.S. today account for our bullish view--consolidation, technology and share repurchase. Consolidation occurs when one bank or insurance company takes over another, downsizing its back office and making its distribution system more efficient through automation. In general, such changes tend to lead to higher-than-expected earnings. The bank's or insurance company's stock multiple can also go up, which means the company's ability to use its stock as an acquisition currency can become much more valuable, allowing the bank to continue the acquisition cycle.

                                                               CONTINUED P10

(5) The MSCI Banking Index is a market value-weighted average of the performance of 109 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges -- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.


Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

We believe the consolidation trend in U.S. banking and insurance will proceed into the next decade. To date, 1997 has been a big year for consolidation and is on track to be potentially the largest ever in dollar terms. We expect a pickup in activity toward the latter half of the year for several reasons: annual budget reviews get underway; some large banks have digested recent acquisitions and appear poised for another; and a number of companies have excess capital.

A second reason to be bullish on the U.S. is that technology is having a considerable impact on the front office side. ATMs, credit cards, smart cards, phone banks, Internet insurance sites, and PC banks are gaining more acceptance. These lower-cost distribution networks are allowing large U.S. financial companies to provide customers with as many, or more, products as before, while significantly reducing costs.

Share repurchases are also very positive in the sense that some banks and insurance companies are using excess capital and high profitability to buy back their stock instead of throwing it at less desirable investments. Repurchases have forced managers to become very structured in the use of capital, which has ensured that bank asset quality has remained strong and insurance pricing has stayed relatively rational, particularly on the personal property and casualty side (vs. life insurance), where we have been investing. Share repurchase also has the positive effect of driving down the share count and increasing earnings per share; as a result, we keep seeing more earnings surprises, and overall return on equity (ROE) continues to increase, making these companies attractive.

PROFITABILITY OF LARGE U.S. BANK STOCKS ON THE RISE


              ROE

1991   --  10.47%
1992   --  13.35%
1993   --  16.15%
1994   --  16.26%
1995   --  16.75%
1996   --  16.73%
1997e  --  18.43%

Source: Keefe, Bruyette & Woods, Inc., April 21, 1997


Q    DO YOU HAVE ANY CONCERNS? WHAT COULD CAUSE SENTIMENT TO CHANGE?

A    Interest rate concerns often crop up in financial stocks, and bank stocks tend to go down when interest rates go up. We don't believe interest rates are going to shoot up, which would be a real negative, but a slow, modest increase should actually be positive for banks. You may have noticed from the small increase in interest rates this year that while banks increased their prime rates, they did not increase their deposit rates, so their margins actually improved.

Bank stocks are also very sensitive to asset quality. We tend to shy away from subprime lenders and own primarily large banks and insurance companies that lend and insure mainly to U.S. corporates and well-off consumers, where asset quality remains very strong. Currently, the environment for banks' asset quality is generally positive. Corporate earnings are strong and bankruptcies are few.

Q    WHAT HAS BEEN THE FUND'S POSITION WITH RESPECT TO EMERGING MARKETS?

A    Results of our quantitative studies on emerging markets indicate that value stocks outperformed dramatically throughout the '90s. Using a proprietary quantitative model, we analyze which markets have stocks that meet our criteria. We're not buying stocks just because they're generated by the computer, but we are spending a significant amount of time making sure we either own a stock in the quantitative model or know why we don't.

Recently, we shifted money from Japan and core Europe to invest in peripheral European and emerging markets. This strategy has worked to our advantage as emerging markets have for the most part enjoyed a rebound this year. Specific stocks that have done well include Zagrabacka Banca in Croatia, Akbank in Turkey, Absa in South Africa and Hapoalim in Israel.

Q    WHERE DO YOU EXPECT TO FIND OPPORTUNITIES GOING FORWARD?

A    Aside from a number of attractive opportunities in Hong Kong, we are also adding to the Fund's position in Australia. Australian banks yield 5%-8%, and while earnings per share growth isn't huge at 5%-15% a year, some consolidation is taking place in the industry. Moreover, share repurchases are picking up speed and technology is being brought to bear more than it has in the past. With stocks trading at roughly 11 times next year's earnings or lower, we think some attractive values are to be found. In terms of risk/reward, we are finding stocks that offer relatively high yields, relatively low P/Es and earnings that are growing.

                              GT GLOBAL FINANCIAL SERVICES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Latin America                 3.6%
Africa & Middle East          4.8%
Europe                       15.4%
Asia-Pacific                 15.7%
U.S. Canada & Other          60.5%

[GRAPH]

Allocations will change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL FINANCIAL SERVICES FUND
ALLOCATION OF NET ASSETS %

                                  1997                  1996
                                APRIL 30              APRIL 30

BANKS - REGIONAL                 48.0                   19.0
BANKS - MONEY CENTER             13.9                   27.7
INSURANCE                         9.7                    5.9
OTHER FINANCIAL                   5.2                   10.6
CONSUMER FINANCE                  3.5                   10.3
SECURITIES BROKER                 1.9                   10.5
INVESTMENT MANAGEMENT             1.6                    6.1
REAL ESTATE                       0.9                    2.2
SHORT-TERM & OTHER               15.3                    7.7

                                                                                                                            % OF
KEY PORTFOLIO HOLDINGS(7)                                                                                  COUNTRY       NET ASSETS

BANKAMERICA CORP. Provides diverse financial products and services to individuals,                           U.S.          4.7
businesses, government agencies, and financial institutions throughout the world.
The company's banking subsidiaries operate over 2,000 offices throughout the western United States. It also operates corporate banking and business credit offices in major U.S. cities and 36 countries.

CHASE MANHATTAN CORP. A bank holding company that provides domestic and international                        U.S.          4.0
financial services corporate finance, wholesale banking and investment services, and emphasizes originations, underwriting, risk such as management products and private banking.

CONSECO, INC.  A financial services holding company with interests in life insurance                         U.S.          3.1
and administrative and investment management services.

CITICORP  The parent of Citibank, Citicorp offers a broad range of financial services                        U.S.          2.7
and operates in over 3,200 locations in 98 countries and territories.

HSBC  The holding company for the HSBC Group, an international banking and financial                         HONG KONG     2.0
services organization with operations throughout the world.

GREEN POINT FINANCIAL CORP.  The bank holding company for GreenPoint Bank and                                U.S.          1.8
GreenPoint Mortgage Corp. The company's primary businesses are specialty limited-
documentation mortgage lending nationwide and consumer banking in the New York metropolitan area.

FIRST UNION CORP. A bank holding company whose subsidiary banks attract deposits                             U.S.          1.7
and offer residential and commercial real estate, agricultural and consumer loans.

AMERICAN INTERNATIONAL GROUP (AIG)  Underwrites commercial and industrial                                    U.S.          1.4
insurance throughout the U.S. and abroad, including property, casualty, marine, life and financial guarantee insurance. AIG also provides a variety of financial services and operates in approximately 130 countries.

BANK HAPOALIM LTD.  A universal bank with branches throughout Israel and abroad.                             ISRAEL        1.2

NATIONS BANK CORP. A product of the merger between NCNB Corporation and                                      U.S.          1.2
C&S/Sovran Corporation. The company offers a wide variety of services, including retail services, asset management, and financial products and services. It operates in 16 states and the District of Columbia.

Source: Bloomberg

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

[GRAPHIC]

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation by investing primarily in equity securities of health care companies, including those specializing in pharmaceuticals, biotechnology, medical devices and supplies, and health care services. The Fund's strategy is to invest in the securities of a variety of health care companies worldwide that we believe will benefit from economic, political and regulatory developments.

GT GLOBAL HEALTH CARE FUND
PERFORMANCE SUMMARY

CLASS A SHARES

MSCI World Index   MSCI Health & Personal Care Index   GT Global Health Care A
        10000                    10000                          9525
         9856                    10034                          9608
        10136                    10347                          9650
         9800                    10050                          9858
        10193                    10365                         10200
        10522                    10564                         10368
        10032                    10219                          9900
         9604                     9696                          9908
         9025                     9513                         10184
         8897                     9668                         10184
         9835                    10734                         11286
         9767                    11097                         11587
         9858                    11452                         11612
         8937                    10502                         10844
         7996                     9870                         10409
         8744                    10758                         10718
         8602                    11139                         11445
         8784                    11243                         11729
         9107                    11550                         12509
         9951                    12607                         13546
         9660                    12807                         14326
         9737                    12852                         14034
         9959                    13214                         14737
         9346                    12603                         14051
         9789                    13522                         15045
         9759                    13790                         15422
        10017                    13950                         15576
        10181                    14712                         16527
         9739                    14453                         15902
        10450                    16468                         18518
        10258                    15572                         18276
        10083                    15263                         17517
         9610                    14554                         16344
         9745                    14471                         15317
        10135                    15087                         15679
         9797                    14553                         15066
         9824                    15213                         15679
        10065                    15276                         15291
         9974                    14813                         14946
         9706                    14685                         15058
         9881                    14847                         16007
         9963                    14649                         16016
         9998                    13688                         15446
        10237                    13239                         13444
        10832                    13387                         13634
        11336                    13991                         13720
        11599                    14405                         14540
        11504                    13779                         14583
        11743                    13123                         14195
        12283                    13819                         14298
        12058                    13950                         14868
        12392                    14359                         15412
        11693                    14161                         15567
        12267                    14628                         16433
        13078                    15124                         17550
        12911                    14542                         16849
        12357                    13906                         15749
        12741                    14245                         15714
        12776                    14437                         15654
        12743                    14446                         14814
        12987                    14429                         15437
        13381                    15598                         17030
        13031                    15579                         17022
        13404                    16022                         16970
        12825                    16077                         16554
        12952                    16425                         16481
        12760                    16837                         17012
        12949                    17335                         17338
        13575                    18319                         17897
        14051                    18973                         17450
        14174                    19209                         17385
        14172                    19974                         17664
        14884                    20632                         18773
        14555                    20275                         19127
        14982                    21750                         20049
        14749                    22406                         20329
        15264                    23270                         21409
        15713                    24437                         22573
        16000                    25028                         23729
        16100                    25041                         24429
        16371                    25446                         24906
        16759                    25234                         25097
        16777                    25687                         25521
        16865                    26469                         24323
        16272                    25841                         22106
        16462                    26595                         23920
        17109                    28206                         25691
        17232                    28849                         25034
        18201                    30693                         25193
        17912                    30040                         27954
        18131                    32204                         28895
        18343                    32677                         29091
        17983                    31951                         25645
        18574                    34156                         24256

CLASS B SHARES

MSCI World Index   MSCI Health & Personal Care Index  GT Global Health Care B
        10000                    10000                         10000
        10377                    10573                         10199
        10618                    10886                         10802
        10531                    10413                         10827
        10750                     9917                         10532
        11244                    10443                         10603
        11038                    10542                         11020
        11344                    10851                         11418
        10704                    10702                         11520
        11230                    11054                         12160
        11972                    11430                         12983
        11819                    10990                         12456
        11312                    10509                         11640
        11663                    10765                         11608
        11695                    10910                         11563
        11665                    10917                         10939
        11889                    10904                         11389
        12249                    11787                         12559
        11929                    11773                         12552
        12271                    12108                         12507
        11741                    12150                         12199
        11857                    12412                         12138
        11681                    12724                         12525
        11853                    13100                         12760
        12427                    13843                         13169
        12863                    14338                         12830
        12975                    14516                         12781
        12974                    15094                         12982
        13625                    15592                         13785
        13324                    15322                         14041
        13715                    16436                         14712
        13502                    16932                         14906
        13973                    17585                         15694
        14384                    18467                         16537
        14647                    18913                         17381
        14739                    18923                         17887
        14987                    19230                         18234
        15342                    19070                         18368
        15358                    19412                         18668
        15438                    20002                         17784
        14895                    19528                         16158
        15069                    20098                         17476
        15662                    21316                         18763
        15774                    21802                         18273
        16661                    23195                         18384
        16397                    22702                         20390
        16598                    24337                         21067
        16791                    24694                         21204
        16462                    24145                         18687
        17003                    25811                         17468

The charts above show the performance of the GT Global Health Care Fund Class A and Class B shares, versus the MSCI World Index and the MSCI Health and Personal Care Index since the Fund's inception. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995 would have been worth $14,078 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
APRIL 30, 1997

Share Class              Without Sales Charge(2)                     With Sales Charge

                     1-Year    5-Year    Life of Fund        1-Year    5-Year    Life of Fund

Class A(3)            -3.35      9.63       12.86             -7.94      8.57        12.15

Class B(3)            -3.81       N/A       14.97             -8.24       N/A        14.65

Advisor Class(4)      -2.91       N/A       19.55               N/A       N/A          N/A

HISTORICAL PERFORMANCE %(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)


                   1989      1990      1991      1992      1993      1994      1995      1996

Class A            8.85(3)    13.14     57.88     -13.51    2.61      0.29      36.96     23.84

Class B             N/A         N/A       N/A        N/A   21.60(3)  -0.19      36.24     23.30

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on August 7, 1989; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan"
       section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                    GT GLOBAL HEALTH CARE FUND

INTERVIEW WITH PORTFOLIO MANAGER
MIKE YELLEN

Q    HOW HAS THE FUND PERFORMED?

A    The health care environment over the past six months has been a difficult one for the Fund. Total return from November 1, 1996, to April 30, 1997, was -3.11% for Class A shares (-7.71% including the maximum 4.75% sales charge), and -3.31% for Class B shares (-7.77% including the maximum 5% contingent deferred sales charge). The Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World Index(5) and the MSCI Health and Personal Care Index,(6) returned 7.79% and 18.39%, respectively.

While we remain positive on the Fund's longer-term prospects, it is important to note that performance of any Fund investing in a narrowly defined universe will be affected by changes in sentiment and, therefore, will experience volatility over the short term. It has been our experience that these swings tend to overshoot fair value, at times significantly overvaluing companies and sectors because of hype and overoptimistic projections, and at other times drastically undervaluing them based on excessive pessimism. We believe we are currently witnessing the latter, at least as it relates to select companies in the biotechnology and medical device fields, which have extremely promising late-stage products with significant market potential.

Q WHY HAS THE FUND UNDERPERFORMED THE MSCI HEALTH AND PERSONAL CARE INDEX TO SUCH A LARGE EXTENT?

A    The Fund's underperformance is primarily a result of its underweighting in large cap health care companies, which are heavily represented in the index. The U.S. market continues to see a divergence in performance between large, blue-chip stocks and the small to mid cap universe. Large cap stocks have performed well because investors have been putting a premium on liquidity and safety of earnings.

We have believed for some time that large cap issues, particularly in the health care universe, are much less attractively valued than their small cap counterparts. Large cap stocks are trading at historical highs in terms of valuations. Unfortunately, this divergence has become even more pronounced in the last six months, producing a veritable bear market for many small cap stocks, especially those emerging companies without significant sales or earnings. Many of these stocks have fallen anywhere from 30%-75%, often without any fundamental changes in outlook for the business, but simply because market sentiment toward these types of stocks has soured considerably.

Nevertheless, we continue to believe this environment has created many compelling investment opportunities in select, smaller cap companies. Most of these companies should see their stock prices rebound considerably as they continue to generate revenue and profit growth in their businesses. Or, in the case of emerging biotechnology and medical technology companies, prices should improve as they continue to progress toward bringing their products to the market and investors begin to appreciate their potential value.

Q    WERE ANY HOLDINGS PARTICULARLY AFFECTED BEYOND THE SMALL CAP SELLOFF?

A    Most stocks experienced negative returns on the back of the selloff in small cap stocks, with very few companies underperforming on weak or deteriorating fundamentals. Those that did, and where the Fund had relatively larger positions, include Genelabs. The results of a pivotal trial for a Genelabs drug that treats lupus were perceived by Wall Street as disappointing. Sequus also suffered as a result of slow initial sales for two approved drugs.

Q    COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY OVER THE PERIOD?

A    While the market has not treated many of the stocks in our universe well, we continue to believe in the same straightforward approach that has served us well in past years. This approach includes extensive fundamental analysis, a determined focus on value and a very disciplined buy and sell process.

Regarding the overall portfolio structure, the Fund continues to be diversified across all sectors of the industry. However, we have increasingly shifted weightings toward medical product companies and away from medical services. We believe many health care service companies will witness intensified scrutiny from governments and insurance companies over questionable billing practices. We expect this scrutiny, coupled with basic excess capacity throughout much of the industry, will promote continued
pressure on margins and earnings.                     CONTINUED P14


(5) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges-- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The MSCI Health and Personal Care Index is a market value-weighted average of the performance of 55 securities listed on major world stock exchanges. Index returns are given without dividends before December 1993, with dividends after December 1994. It is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER    CONTINUED

Fundamentals for medical product companies continue to be quite strong, with aging demographics in developed countries and rising living standards in emerging economies combining to provide potential for increased demand in health care products over the coming years. In general, the Fund continues to prefer companies with more proprietary and medically important products, which we think provide high barriers to entry and very generous profit margins. These types of companies tend to offer the most attractive long-term returns to shareholders.

Q    WHAT ACCOUNTS FOR THE FUND'S OVERWEIGHTED POSITION IN THE BIOTECHNOLOGY
     SECTOR?

A    The Fund holds approximately 30%-35% of assets in this group. While we include established blue-chip firms such as Amgen, many of these companies are just now transitioning from emerging, developmental-stage platforms to larger commercial enterprises. Many of the vitally important medicines they will be launching over the next 12-24 months should be clear improvements over existing therapies for specific diseases or medical conditions.

Given the multi-hundred million dollar sales potential for many of these products, we find select companies in this category to be very undervalued at today's prices. The key, as always, is to successfully identify those companies and invest at attractive valuation levels. Most of today's handful of profitable biotechnology companies have created billions of dollars of shareholder wealth with, in most cases, one, or sometimes two, very successful products. In general, given the positive news and increasing number of product approvals expected in the biotech sector over the next 12-24 months, we believe market sentiment towards this group will improve considerably.

Q     WHAT EMPHASIS ARE YOU PUTTING ON RISK REDUCTION IN YOUR INVESTMENT
      SELECTIONS?

A     Risk reduction is vitally important to strong long-term investment returns, particularly in a sector such as biotechnology drug development, which is by nature a high-risk enterprise. The larger biotechnology holdings in the Fund have already commercialized their lead products or have released extremely compelling late-stage clinical data that should almost certainly lead to product approval.

We believe such companies often represent very attractive risk/reward situations, depending, of course, on their underlying valuations and the potential market size for their products. Most importantly, however, product development risk is minimized with these types of companies. Conversely, the Fund has minimal exposure to early stage biotechnology companies because we believe their valuations are almost never inexpensive enough to appropriately discount the extremely high risk profile of successful product development.

Extensive fundamental analysis remains the key to providing strong performance for the Fund. LGT, Chancellor LGT's parent company, is one of the largest institutional health care investors in the U.S. with approximately $1 billion in dedicated health care funds. This position provides us not only with excellent support from the top analysts and brokerage firms on Wall Street and around the world, but also with direct access to the companies and management teams in which we invest. We strongly believe these essential resources add value for our Fund shareholders.

Q    WHAT FACTORS UNDERPIN YOUR OPTIMISM FOR THIS INDUSTRY OVER THE LONGER
     TERM?

A    Health care has historically been a very steady growth sector that has created enormous shareholder value for many of the companies participating in that growth. We believe all macro trends are in place for this to continue. The most powerful one is demographics. Indeed, there is probably no better industry to invest in as a play on the aging baby boom theme in the U.S. and in most other developed nations.

Meanwhile, advances in medical science will continue to create entirely new markets as new treatments are discovered for inadequately treated diseases. People will continue to demand products and services with the best clinical results. Despite attempts at cost-containment from both governments and insurers, we believe such products should continue to result in excellent profit margins for the industry.

We also continue to see increased cost-containment acting as an incentive for a number of mergers and acquisitions among health care companies. These activities have been most beneficial to shareholders, a trend we fully expect to continue.

While many health care stocks have temporarily underperformed the stock market in the last six months, we are optimistic about the long-term prospects for the industry and the Fund.

                                    GT GLOBAL HEALTH CARE FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Asia-Pacific/Europe                1.5%
North America & Other             98.5%

[GRAPH]

Allocations will change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL HEALTH CARE FUND
ALLOCATION OF NET ASSETS %

                                       1997                1996
                                     April 30            April 30

MEDICAL TECHNOLOGY & SUPPLIES          42.1                25.4

BIOTECHNOLOGY                          30.7                14.0

PHARMACEUTICALS                        21.8                33.3

HEALTH CARE SERVICES                    2.4                20.1

CONSUMER SERVICES                        -                  0.3

SHORT-TERM & OTHER                      3.0                 6.9


GT GLOBAL HEALTH CARE FUND

                                                                                                                     % of
KEY PORTFOLIO HOLDINGS(7)                                                                          Country        Net Assets

AMGEN, INC.  One of the largest and  most profitable biotechnology companies,                        U.S.              7.6
Amgen's growth has been driven by its two flagship products: Epogen, which stimulates production of red blood cells (used by kidney dialysis patients);
and Neupogen, a white blood cell stimulant (used for chemotherapy patients).

ADVANCED TECHNOLOGY LABS, INC.  A leading maker of ultrasound machines. We                           U.S.              6.0
believe the company stands to benefit as capital expenditure by U.S. hospitals is beginning to accelerate.

PROTEIN DESIGN LABS, INC.  A late-stage biotechnology company, best known for                        U.S.              5.9
its Zenapax drug, developed for patients undergoing organ transplants.

VISX, INC.  Develops and manufactures excimer laser systems designed to recontour                    U.S.              5.2
the front surface of the cornea of the human eye to reduce or eliminate dependence on corrective lenses. These systems are designed to treat refractive disorders such as myopia, astigmatism and hyperopia with a procedure known as photorefractive keratectomy.

BIOCHEM PHARMA, INC.  A pharmaceutical company specializing in the research,                         CANADA            4.7
development, manufacturing and marketing of high-quality products for the prevention, treatment and detection of human diseases. Currently under development are tests for detecting infectious diseases, new vaccines and compounds for treating immune system diseases.

WATSON PHARMACEUTICALS, INC.  A leading manufacturer of specialty generic                            U.S.              4.7
pharmaceuticals.

MENTOR CORP.  One of two remaining producers of breast implants, Mentor is                           U.S.              4.4
developing a device that performs ultronic liposuction, which is much safer than traditional techniques.

THERATECH, INC.  Develops advanced, controlled-release drug delivery products                        U.S.              3.9
that administer drugs through the skin, by oral delivery to the gastrointestinal tract, through tissues in the oral cavity and by other means. The company is most widely recognized as the producer of the testosterone patch and currently has over
20 products in development that span a wide variety of delivery technologies and therapeutic areas.

GUILFORD PHARMACEUTICALS, INC.  Researches, develops and commercializes drugs                        U.S.              3.5
for the treatment of cancer and other diseases. The company also manufactures therapeutic and diagnostic products for neurological disease and conditions.

CATALYTICA, INC.  Develops catalysts and catalytic systems and processes used                        U.S.              2.2
in minimizing environmental pollution. The  systems and processes are also designed to lower manufacturing costs for pharmaceutical companies.

Source: Bloomberg

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

INVESTMENT OBJECTIVE
AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure. We continue to focus a sizable portion of our attention on companies in emerging markets based on our belief that the bulk of rapid infrastructure growth is in emerging nations.

GT GLOBAL INFRASTRUCTURE FUND
PERFORMANCE SUMMARY

CLASS A SHARES

MSCI World Index      GT Global Infrastructure Fund
     10000                         9525
      9974                         9567
     10165                         9992
     10473                        10400
     10200                        10325
     10492                        10392
     10039                        10042
     10138                         9817
      9987                         9567
     10135                         9308
     10626                         9133
     10998                         9625
     11094                        10000
     11093                        10292
     11650                        10750
     11393                        10583
     11727                        10600
     11544                        10092
     11947                        10267
     12299                        10417
     12524                        10725
     12602                        10833
     12814                        10942
     13118                        11742
     13131                        12033
     13200                        12183
     12736                        11650
     12885                        11917
     13392                        12167
     13488                        12008
     14246                        12475
     14020                        12767
     14192                        13248
     14357                        13064
     14076                        12854
     14538                        12732

CLASS B SHARES

MSCI World Index      GT Global Infrastructure Fund
     10000                        10000
      9974                        10044
     10165                        10481
     10473                        10901
     10200                        10822
     10492                        10892
     10039                        10525
     10138                        10271
      9987                        10017
     10135                         9738
     10626                         9554
     10998                        10061
     11094                        10446
     11093                        10752
     11650                        11225
     11393                        11041
     11727                        11050
     11544                        10525
     11947                        10700
     12299                        10857
     12524                        11164
     12602                        11277
     12814                        11382
     13118                        12213
     13131                        12511
     13200                        12660
     12736                        12100
     12885                        12371
     13392                        12633
     13488                        12458
     14246                        12931
     14020                        13228
     14192                        13724
     14357                        13531
     14076                        13310
     14538                        12882


The charts above show the performance of the GT Global Infrastructure Fund Class A and Class B shares since the Fund's inception versus the MSCI World Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $12,885 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
APRIL 30, 1997

Share Class                   Without Sales Charge(2)          With Sales Charge
                             1-Year      Life of Fund        1-Year      Life of Fund

Class A(3)                    8.43          10.47              3.28          8.64

Class B(3)                    7.93           9.94              2.93          9.07

Advisor Class(4)              9.27          14.15               N/A            N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the 5.0% contingent deferred sales charge for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3)    The Fund began operations on May 31, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan"
       section in the Fund's prospectus.


The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's Investment advisor may waive some fees and/or reimburse some expenses, without which performances would be lower. Waiver and reimbursements are subject to change.

                                    GT GLOBAL INFRASTRUCTURE FUND

INTERVIEW WITH THE MANAGEMENT TEAM

Q    HOW DID THE FUND PERFORM?

A    For the six months ended April 30, 1997, the Fund's total return was
6.02% for Class A shares (0.99% including the maximum 4.75% sales charge) and 5.80% for Class B shares (0.80% including the maximum 5% contingent deferred sales charge). Over the same investment period, the Morgan Stanley Capital International (MSCI) World Index returned a total of 7.79%.(5) The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in infrastructure industries.

Q    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A    The Fund's returns were supported by general strength in Latin American markets and by privatizations, particularly in Brazil, where our investments in power companies have done very well. Brazil's Cemig and Light
Participacoes were the two largest positive contributors to the Fund's performance. Selective companies in the U.S., Finland, Spain, Greece, Australia and India also benefited the Fund.

Among factors that detracted from performance, the most disappointing returns over the period were from DSP Communications (a leading provider of chip sets in the U.S. that supplies Japanese wireless handset manufacturers, excluding
NTT), a company that performed well last year. Lately, they have been hit particularly hard by a drop-off in Japanese orders. As NTT has gained market share, DSP's customer base has suffered and, accordingly, so has the demand for DSP's products. DSP has also been impacted by the need to upgrade its technology, which has necessitated considerable expenditure.

Q    HOW HAVE THE EMERGING MARKETS FARED OVER THE PERIOD?

A    Virtually all Latin American bourses have enjoyed good returns over the past six months. Foreign capital returned to Argentina, where it became clear that strong economic growth is boosting the government's financial position, and several bond issues during the quarter were well received.

In Brazil, investors overlooked a burgeoning current account deficit to focus on falling inflation and progress towards privatization. Encouraged by patchy economic recovery (and repayment of the last of the emergency funding borrowed by the government at the time of the January 1995 peso crisis), foreign investors returned to Mexico. Not for the first time, the main exception to good news was Venezuela, where public sector strikes overshadowed all else.

A number of developments in certain emerging markets of Asia, however, hampered performance, although successful infrastructure investments in Hong Kong and India offset some of the declines. Sentiment in East Asia, for the most part, was dampened by concerns that the tightening of monetary policy by the U.S. Federal Reserve (specifically, a rise in the Fed funds rate from 5.25% to 5.50% on March 25) represented the first in a series of interest rate rises.

Philippine and Malaysian markets generally trended down. Sentiment in Korea was depressed by high-profile bankruptcies of several of its largest steel companies, and the continuing problems of Thailand's property and finance sectors were the main reasons for falls in share prices there. The Hong Kong market also ended slightly down for the six months, primarily on the back of a correction in the property sector, which had outperformed during calendar 1996.

Q    COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A    The basic strategy of the Fund is to find infrastructure opportunities at attractive valuations. We use a number of measures to determine value, including price-to-earnings relative to earnings growth rate, price-to-replacement value and price-to-cash flow ratios.

No major shifts have occurred in the Fund's strategy, essentially due to the nature of the industry. Infrastructure development tends to take place over a long period of time, with the exception of the telecommunications sector where dramatic changes from a technological or regulatory perspective can occur quickly. In most other infrastructure sectors we remain focused on finding companies we think will grow with the pace of infrastructure development around the world.

Q    LOOKING AHEAD, WHERE DO YOU EXPECT TO FIND OPPORTUNITIES?

A    First and foremost, the global financial environment remains benign.
With real yields of 5%, U.S. Treasuries are unlikely to be sold down much further, implying the U.S. stock market, although fully valued, has limited
downside. The absence of inflationary pressures in              CONTINUED P18


(5) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on the major world stock exchanges - the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

the U.S. suggests interest rates are unlikely to increase by much, if at all. Unlike 1994, real short-term U.S. dollar interest rates, at over 3.5%, are already comparatively high.

Except in the UK, European central banks appear unlikely to lift interest rates any time soon. Easy money assists growth, exporters (by way of softening currencies) and chances of participation in European Monetary Union
(EMU).

We find additional reasons to be bullish about emerging markets. In most cases, major indices are still below their 1994 highs, while in relation to their own past and developed markets, emerging markets generally appear undervalued. Latin American economies, for example, are emerging from the deep recession that followed the 1995 peso crisis in Mexico.

In Asia, we still see attractive themes throughout the region. Infrastructure development in Malaysia, the economic upturn in China and reform in the Philippines are three themes we are exploiting. Above all, as the general strength of the (hugely diverse) emerging European, Middle East and African
(EMEA) markets over the recent past suggests, investors are alert to opportunities that develop when particular countries embark on the initial stages of economic reform.

Although they can be volatile over the short term, emerging economies continue to stand out as areas of significant potential. As these nations enjoy increasing stability and economic growth, we anticipate their needs for infrastructure development to accelerate. We are also attracted by capital goods producers (power plants and other infrastructure building blocks) we believe stand to benefit from an increase in demand for equipment to build emerging market infrastructure.

In general, we continue to like the growth of telecom, the stability of electric utilities, the sales potential of the capital goods side and the rationalization opportunities in transportation. Moreover, we believe privatizations, whereby entrepreneurial and managerial skills are applied to formerly state-run companies, can lead to improved returns, which often make them attractive investments.

GT GLOBAL INFRASTRUCTURE FUND
ALLOCATION OF NET ASSETS %


                                  1997           1996
                                APRIL 30       APRIL 30

SERVICES                          26.1           25.7
ENERGY                            25.6           27.9
MATERIALS/BASIC INDUSTRY          16.5           14.5
CAPITAL GOODS                     13.1           17.1
MULTI INDUSTRY/MISC.               4.2            4.6
TECHNOLOGY                         2.1            7.7
CONSUMER DURABLES                  1.1             -
SHORT-TERM & OTHER                11.3            2.5

                                    GT GLOBAL INFRASTRUCTURE FUND

GEOGRAPHICAL ALLOCATION OF NET ASSETS

Middle East/Africa             8.3%
Latin America                 15.4%
Asia-Pacific                  17.1%
Europe                        22.6%
U.S. & Canada                 36.6%

[GRAPH]

Allocations will change based on current market conditions. A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL INFRASTRUCTURE FUND

                                                                                                                          % of
KEY PORTFOLIO HOLDINGS(6)                                                                          Country             Net Assets

LIGHT PARTICIPACOES S.A.  Lightpar is a holding company that resulted from the demerger             BRAZIL                 3.0
of Light Servicos de Eletricidade. After the split of Light Servicos, Lightpar maintained control of the Sao Paulo Electric utility Eletropaulo.

DONCASTERS PLC  Manufactures highly engineered components used primarily in the                     UK                     3.0
aerospace and industrial gas and steam turbine industries.

LA CEMENTOS NACIONAL  Ecuador's largest cement manufacturer, with a greater than 60%                ECUADOR                3.0
market share. As a subsidiary of Holderbank, the Swiss cement giant, the company boasts one of the best management teams in the region and holds a virtual monopoly in much of its territory. Trades at a large discount to comparable cement companies in
Latin America.

MANNESMANN AG  Through its subsidiaries, the company manufactures plant and                         GERMANY                2.8
machinery equipment, automotive technology and electronic engineering. The company also provides telecommunication services, produces tubes and pipes, and engages in trading and other activities.

LIGHT - SERVICOS DE ELETRICIDADE  Generates, transmits and distributes electric                     BRAZIL                 2.8
power to the state of Rio de Janiero.

GIANT CEMENT HOLDING, INC.  Manufactures portland and masonry cement for                            U.S.                   2.8
residential, commercial and infrastructure construction markets. The company owns and operates two limestone quarries and manufacturing facilities through its wholly owned subsidiaries, Giant Cement and Keystone Cement.

EMPRESA NACIONAL DE ELECTRIDAD (ENDESA)  Produces and distributes electricity.                      SPAIN                  2.7

TRANZ RAIL HOLDINGS LTD.  A multi-mode freight transport and distribution                           NEW ZEALAND            2.6
company in New Zealand. The company operates a commercial railroad as well as ferry services between the north and south islands of New Zealand.

CATERPILLAR, INC.  Designs, manufactures and markets earthmoving, construction                      U.S.                   2.6
and materials handling machinery. Products are sold through a worldwide network of independent dealers.

ENRON GLOBAL POWER & PIPELINES  Owns and manages the non-United States power                        U.S                    2.5
plant and natural gas pipeline operations of Enron Corporation. The company's interests consist of two power plants in the Philippines, a power plant in
Guatemala and a natural gas pipeline system in Argentina.

Source: Bloomberg

(6) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing in equity securities of companies worldwide that own, develop or explore natural resources, or that supply goods and services to such companies. Natural resources companies include those that own, explore or develop ferrous and non-ferrous metals, strategic metals and precious metals, chemicals, forestry products, foodstuffs, refined products such as steel, and other basic commodities. The Fund seeks to invest in companies we believe have potential earnings growth that outpaces expectations, such as those growing their reserves quickly by making new discoveries or increasing production.

GT GLOBAL NATURAL RESOURCES FUND
PERFORMANCE SUMMARY


MSCI World Index         GT Global Natural Resources Fund A

     10000                          9525
      9974                          9358
     10165                          9658
     10473                         10142
     10200                         10475
     10492                         10342
     10039                          9783
     10138                          9691
      9987                          9098
     10135                          8989
     10626                          9023
     10998                          9441
     11094                          9566
     11093                          9624
     11650                         10142
     11393                         10009
     11727                          9917
     11544                          9558
     11947                          9950
     12299                         10375
     12524                         10878
     12602                         11658
     12814                         12212
     13118                         13235
     13131                         13721
     13200                         13034
     12736                         12581
     12885                         13587
     13392                         14376
     13488                         14627
     14246                         15181
     14020                         15271
     14192                         15376
     14357                         13577
     14076                         12874
     14538                         12370


MSCI World Index          GT Global Natural Resources B
     10000                         10000
      9974                          9825
     10165                         10131
     10473                         10630
     10200                         10971
     10492                         10831
     10039                         10245
     10138                         10143
      9987                          9512
     10135                          9407
     10626                          9433
     10998                          9862
     11094                          9994
     11093                         10047
     11650                         10581
     11393                         10441
     11727                         10345
     11544                          9959
     11947                         10371
     12299                         10799
     12524                         11325
     12602                         12132
     12814                         12694
     13118                         13755
     13131                         14264
     13200                         13536
     12736                         13071
     12885                         14106
     13392                         14922
     13488                         15176
     14246                         15738
     14020                         15824
     14192                         15924
     14357                         14060
     14076                         13324
     14538                         12497


The charts above show the performance of the GT Global Natural Resources Fund Class A and Class B shares, since the Fund's inception, versus the MSCI World Index. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995 would have been worth $13,059 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
APRIL 30, 1997


Share Class                 Without Sales Charge(2)          With Sales Charge
                           1-Year       Life of Fund      1-Year   Life of Fund
Class A(3)                  -6.54          9.38            -10.98       7.57
Class B(3)                  -6.97          8.83            -11.46       7.95
Advisor Class(4)            -6.03         14.95               N/A        N/A

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sale charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on May 31, 1994.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

From time to time, the Fund's investment advisor may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and reimbursements are subject to change.

                                    GT GLOBAL NATURAL RESOURCES FUND

INTERVIEW WITH PORTFOLIO MANAGER
DEREK WEBB

Q HOW DID THE FUND PERFORM?

A While the natural resources environment has been a difficult one over the last six months, we remain bullish about the long-term opportunities for this sector. With respect to the Fund's performance, general market volatility coupled with a lagging energy sector precipitated a fall in the Fund's returns.

For the six months ended April 30, 1997, total return was -15.43% for Class A shares (-19.45% including the maximum 4.75% sales charge) and -15.68 for Class B shares (-19.75% including the effect of the maximum 5% contingent deferred sales charge). During the same period, the Morgan Stanley Capital International (MSCI) World Index(5) returned 7.79%. The index is designed to represent the performance of all markets, however, and does not reflect the Fund's concentration in natural resources industries.

Q COULD YOU PROVIDE FURTHER EXPLANATIONS ABOUT THE CAUSE OF WEAKNESS IN THE
  FUND'S PERFORMANCE?

A The decline in the Fund's performance has occurred primarily on the back of a selloff in oil service stocks, which fell 20%-30% over the first quarter. With the fall in hydrocarbon prices (oil prices have fallen from $25 to $20 a barrel and natural gas prices from $3.20 to $1.90), investors became nervous and sold the stocks down, even though earnings per share were rising. During the selloff we held a 45% weighting in these energy service companies, which had a significant impact on the Fund. We subsequently reduced the Fund's position in this sector to attempt to reduce volatility.

However, we remain bullish on the oil service sector overall because fundamentals have actually continued to improve. The sector has been going through a substantial recovery in earnings and cash flow after being in a recession for 15 years and, contrary to perceptions, we believe their business is not dependent on hydrocarbon pricing in the short term. When oil companies budget new projects, they don't look where prices are today, but take a longer-term approach. So, in our opinion, the fall in share prices of these companies is unjustified, and their earnings and cash flow should continue to grow better than any other sector within the natural resources industry, based on increased demand for equipment and decreases in supply.

The recent selloff in growth stocks also negatively affected the Fund. Our focus on natural resource growth stocks did not spare us from the general selloff in growth stocks. In addition, commodity prices, such as oil, gas, gold, forest products, chemicals, base metals and steel, are at depressed levels.

Q BRE-X HAS BEEN IN THE HEADLINES OVER THE LAST SEVERAL MONTHS. HOW MUCH OF
  AN IMPACT DID THE SCANDAL HAVE ON PERFORMANCE?

A We owned Bre-X for roughly a year-and-a-half because it was increasing expected gold reserves faster than any other gold company in the world, and analysts continued to raise their forecasts. We began to sell the stock prior to the collapse in the share price because its relative strength was
deteriorating. Although we did not know                     CONTINUED P22

WORLDWIDE CHANGES IN MINING LAWS FROM 1987 - 1993

[GRAPHIC]

With new markets opening up and the reform of many nations' mining laws, we believe the supply of attractive opportunities in natural resources industries can continue to increase.

Source: Yorkton Securities

(5) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges- the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER   CONTINUED

why it had started to underperform the market, we interpreted it as a signal of a potential problem.

The important point is that we exercised strict discipline throughout. We purchased the company on the basis of expected reported reserves growth and sold when the relative strength deteriorated.

Over the entire 18-month period we owned Bre-X, we neither made nor lost money on the stock. Looking at the six-month period to April 30, however, because the stock came down from extremely high levels, it cost the Fund about three percentage points. Fortunately, these kinds of events are rare occurrences.

Again, in terms of repercussions on exploration shares, we believe industry fundamentals have not changed. Exploration shares have simply become cheaper. Valuations have declined substantially and, as a result, we see good buying opportunities.

Q COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A Our investment criteria for any company are very disciplined. We look for companies growing their reserves and/or earnings quickly, faster than expectations, and for which analysts are constantly raising their earnings and/or reserves forecasts. Companies must also display strong fundamentals, such as high return on equity, low debt, and high relative strength.

Based on our consistent investment process, any time a company comes into conflict with one of our investment criteria, we will generally reduce our holdings.

Q WHAT IS YOUR OUTLOOK GOING FORWARD?

A Our largest weighting is in the energy services area. This area is experiencing a significant increase in demand after being in a recession for 15 years. Here we own companies like Schlumberger and Energy Ventures. Our next largest weighting is in the energy production area. Outside the oil sector, most commodity prices are currently at depressed levels. Gold, chemical, forest products and steel prices are at lows, while base metals continue to bump along in an average trading range.

As part of our investment strategy, we also look for companies undergoing substantial restructuring and/or cost-cutting. For example, we are invested in the Canadian company Brascan because it's going through major restructuring and merging with a company called Edper. We own another company, Pacific Forest Products, not because we're particularly bullish on forest products pricing, but because the company is being turned into a royalty trust (a trust set up for tax purposes that owns the rights to royalties from timber harvests), and we expect the price to go up as a result of changes in the company's structure.

We remain bullish on natural resources, as positive changes continue to take place around the world. Demand continues to be robust in emerging markets and, in addition, growth appears to be synchronizing in the developed world, which we believe is likely to drive commodity prices higher. Growth in the U.S. has been strong for a number of years, but it's just beginning to pick up in Europe and Japan. If all three were to grow simultaneously this year, we believe we could see substantially higher commodity prices and stock reratings.

EXPECTED GROWTH IN DEMAND FROM
EMERGING MARKETS

                                   Growth Rate          % of Incremental
                                    1992-2005e           Demand Growth
                                   OECD    ROW*          OECD     ROW
Liquid Fuels                       0.8%    2.1%           30%      70%
Solid Fuels                        0.7     1.8            18       32
Copper (Refined)                   1.5     3.4            41       59
Aluminum (Primary)                 1.3     4.0            37       63
Steel                              0.0     1.9             0      100
Average                            0.8%    2.6%           25%      75%

DEMAND FOR NATURAL RESOURCES IS EXPECTED TO DERIVE PRIMARILY FROM EMERGING ECONOMIES AS THEY CONTINUE TO DEVELOP.

* Organization for Economic Cooperation and Development, Rest of World;
  Source: JP Morgan

GT GLOBAL NATURAL RESOURCES FUND
ALLOCATION OF NET ASSETS %

                                               1997                1996
                                             April 30             April 30

Energy Equipment & Services                    20.1                 30.4
Oil                                            13.6                 12.6
Gold                                            7.1                 16.2
Chemicals                                       6.0                  6.5
Forest Products                                 5.7                   --
Misc. Materials & Commodities                   5.0                   --
Metals-Steel                                    5.0                  9.4
Metals-Non-Ferrous                              3.8                 13.6
Gas Production & Distribution                   1.8                  5.8
Machinery & Engineering                          --                  3.2
Misc./Short-Term & Other                       31.9                  2.3

                                    GT GLOBAL NATURAL RESOURCES FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Africa          0.7%
Europe          3.4%
Asia-Pacific    8.7%
Canada         23.0%
U.S. & Other   64.2%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section of this report.

GT Global Natural Resources Fund
Key Portfolio Holdings(6)

                                                                        % of
                                                           Country   Net Assets

OROGEN MINERALS LTD.  An investment company that           AUSTRALIA      4.7
controls stakes in Papua, New Guinea, resource companies, Orogen has a portfolio of assets developed by subsidiaries of major international resources companies. It also has interests in oil development, producing oil fields, gold mines and gold deposits.

COOPER CAMERON CORP.  Manufactures, markets and services      U.S.        3.7
production equipment for the oil and gas industry including pressure control equipment such as wellheads and gate and ball valves, undersea production systems and compression and power equipment. Cooper Cameron sells its products to oil and gas producers as well as to transmitter companies and non-utility power generators.

PACIFIC FOREST PRODUCTS LTD.  A British Columbia-based       CANADA       3.6
forest products company in the business of growing trees and producing premium wood products for Japan and other international markets. Pacific Forest has assets which include sawmills, private timberlands and Crown Timber tenures on Vancouver Island.

CIBA SPECIALTY CHEMICALS  Develops, manufactures and       SWITZERLAND    3.4
markets chemical products such as additives for plastics, brighteners for detergents, polymers for adhesives and dyes for textiles. The company manufactures and sells its products worldwide.

UCAR INTERNATIONAL, INC. Manufactures graphite and              U.S.      3.3
carbon electrodes throughout the world. Graphite electrodes are used in the production of steel, while carbon electrodes are primarily used to produce silicon metal, which is used to manufacture aluminum.

SAVAGE RESOURCES LTD.  Explores for and produces             AUSTRALIA    3.3
minerals, including coal, copper and gold. The company also mines and refines zinc.

PATTERSON ENERGY, INC.  An energy company that provides          U.S.     3.2
onshore contract drilling of oil and natural gas.
Patterson also explores for, develops and produces oil and gas.

SCHLUMBERGER LTD.  Offers drilling, oil well logging and         U.S.     3.0
measurement-while-drilling services to the petroleum industry.
It also manufactures computer-aided design systems, electricity and gas meters, power transmission equipment and electronic payment systems for sale worldwide.

FREEPORT MCMORAN COPPER & GOLD  Through its subsidiary, the     U.S.     2.9
company is involved in mineral exploration and development, mining and milling of copper, gold and silver in Irian Jaya, Indonesia. It is also involved in the smelting and refining of copper concentrates in Spain and a joint venture to construct and operate a smelter/refinery in Indonesia.

ENERGY VENTURES, INC.  Offers oil and gas drilling services     U.S.     2.8
for exploration companies, including workover and completion services on offshore rigs. The company manufactures oil well equipment and explores for and develops oil and gas in Louisiana, Oklahoma and Texas.


Source: Bloomberg

(6) There can be no assurance the Fund will continue to hold these or any other securities mentioned in this report.

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term growth of capital by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. The Fund's strategy is to invest in companies that, in our opinion, are fast growing and innovative, including equipment providers, wireless services and emerging market telecommunications companies.

GT GLOBAL TELECOMMUNICATIONS FUND
PERFORMANCE SUMMARY


     MSCI             MSCI                Salomon                GT Global
  World Index    Telecommunications   Global Telecom       Telecommunications A
     10000               10000               10000                9525
     10054                9906                9867                9467
      9882                9771               10137                9617
      9418                9529                9870                9533
      9551               10159               10296                9608
      9933               10240               10530                9767
      9602               10174                9879                9342
      9628               10519               10346                9467
      9864               10506               10407                9300
      9775               10316               10070                9050
      9512               10082               10006                9300
      9684               10440               10331                9733
      9764               10865               10715                9987
      9799               10936               10715               10266
     10033               11412               11038               10527
     10616               11775               12082               10696
     11110               11559               12100               10865
     11368               12037               12549               11355
     11275               12305               12584               11827
     11509               12425               12904               12258
     12038               13153               13806               13364
     11818               12945               13581               13583
     12145               13511               14252               14284
     11460               12800               13436               13549
     12023               13032               14315               14746
     12818               13624               15453               15399
     12654               12736               14620               14944
     12111               12353               13826               14025
     12487               12774               13962               14257
     12521               12865               13898               14179
     12489               12823               13770               13819
     12728               13225               14330               14480
     13114               13661               15094               15253
     12772               13288               14658               14892
     13137               13601               14840               15287
     12570               12693               13874               14617
     12694               12682               13618               14097
     12506               12991               13376               13400
     12690               13007               12909               13129
     13305               13287               13509               13074
     13771               13484               13863               13572
     13891               13716               13890               13789
     13890               13970               14126               14594
     14588               14330               14681               15653
     14265               14685               14901               15997
     14684               15591               15306               16024
     14455               15439               14817               14848
     14960               15571               15051               15291
     15400               16091               15386               15307
     15681               16405               15717               16011
     15780               16304               15593               16173
     16045               16098               15565               16202
     16425               16651               16183               17601
     16442               16513               16141               18115
     16528               16508               16259               17449
     15947               15437               15447               15173
     16134               15550               15759               16268
     16768               15770               15958               16497
     16888               16121               16137               15887
     17838               17036               16990               16411
     17555               17460               17544               16108
     17770               17672               18032               17031
     17977               17901               18255               15953
     17625               17379               18139               15538
     18204               17610               18494               15601


     MSCI             MSCI                Salomon                GT Global
  World Index    Telecommunications   Global Telecom       Telecommunications B
     10000               10000                10000               10000
     10377                9801                 9839               10150
     10618               10207                10204               10599
     10531               10434                10232               11041
     10750               10536                10492               11435
     11244               11153                11226               12461
     11038               10976                11043               12658
     11344               11457                11588               13304
     10704               10854                10925               12618
     11230               11050                11640               13720
     11972               11552                12565               14322
     11819               10799                11888               13897
     11312               10475                11243               13038
     11663               10831                11353               13247
     11695               10909                11301               13167
     11665               10873                11197               12830
     11889               11214                11652               13432
     12249               11583                12273               14154
     11929               11267                11919               13801
     12271               11533                12066               14170
     11741               10763                11281               13544
     11857               10754                11073               13049
     11681               11016                10876               12406
     11853               11029                10497               12144
     12427               11267                10985               12093
     12863               11434                11273               12550
     12975               11631                11294               12744
     12974               11846                11486               13489
     13625               12151                11937               14453
     13324               12452                12116               14766
     13715               13220                12446               14782
     13502               13091                12048               13692
     13973               13203                12238               14097
     14384               13644                12511               14104
     14647               13911                12780               14745
     14739               13825                12679               14887
     14987               13650                12656               14905
     15342               14119                13159               16187
     15358               14002                13124               16650
     15438               13997                13220               16036
     14895               13089                12561               13934
     15069               13185                12814               14940
     15662               13372                12976               15136
     15774               13669                13121               14575
     16661               14446                13815               15056
     16397               14805                14266               14764
     16598               14984                14662               15609
     16791               15179                14844               14608
     16462               14736                14749               14220
     17003               14932                15038               14278



The charts above show the performance of the GT Global Telecommunications Fund Class A and Class B shares since the Fund's inception, versus its various indices. The chart assumes a hypothetical $10,000 initial investment in Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $11,424 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS %(1)
APRIL 30, 1997


Share Class                  Without Sales Charge(2)         With Sales Charge
                          1-Year  5-Year  Life of Fund    1-Year  5-Year  Life of Fund

Class A(3)                -11.36    10.18   9.84            -15.58   9.11     8.83
Class B(3)                -11.79    N/A     9.12            -15.84    N/A     8.75
Advisor Class(4)          -10.87    N/A     7.20               N/A    N/A      N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (PER CALENDAR YEAR)

                          1992       1993       1994       1995       1996
Class A                  4.85(3)    47.65       -4.40      8.58       5.24
Class B                   N/A       37.20(3)      -4.89      8.08       4.68

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on January 27, 1992; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                    GT GLOBAL TELECOMMUNICATIONS FUND

INTERVIEW WITH LEAD PORTFOLIO MANAGER
MICHAEL MAHONEY

Q HOW DID THE FUND PERFORM?

A The Fund's performance was adversely impacted by the downturn in telecommunications technology. For the six months ended April 30, 1997, the Fund's total return was -1.81% for Class A shares (-6.47% including the maximum 4.75% sales charge) and -2.04% for Class B shares (-6.53% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 9.24% for the MSCI Telecommunications Index(5) and 7.79% for the MSCI World Index.(6) The more comprehensive Salomon Brothers Global Telecommunications Index,(7) which has a component of emerging market stocks, returned 14.61% over the period.

Relative to its benchmarks, the Fund suffered as a result of its exposure to telecommunications technology, which is not represented in either the MSCI Telecommunications Index or the Salomon Brothers Global Telecommunications Index.

Q IS TELECOMMUNICATIONS TECHNOLOGY BECOMING MORE ATTRACTIVE?

A In general, technology has been hit hard in the first quarter of this year on the back of a slowdown in demand for networking products. Having earlier reduced our tech exposure because of valuation concerns, we are now growing more optimistic as valuations are becoming more attractive. We see promising developments in the wireless infrastructure area, as well as in a number of other areas including switching, transmission equipment and some of the basic wireline infrastructure stocks.

However, we have limited exposure in networking stocks. In general, while we think networking is promising over the long term, we are waiting for a clearer picture of competitive concerns and the resumption of rapid demand growth.

Q WHAT ARE THE REPERCUSSIONS OF DEREGULATION IN THE U.S. TELECOMMUNICATIONS
  INDUSTRY?

A Although deregulation legislation in the telecommunications industry was passed a little over a year ago, we've been disappointed by the delay in results. A number of court challenges have been mounted, and the FCC has had its hands full because specific provisions were omitted from the legislation. In fact, a number of provisions were left intentionally vague in order to get the bill passed.

However, increasing political pressure is pushing the FCC to move things ahead, and we expect some decisions will be forthcoming. The key from an investment perspective is timing--when will the log jam be broken and how soon will the market perceive that competition is moving forward? In our opinion, the real catalyst for a change in thinking will be FCC acceptance of one of the Regional Bell Operating Companies' (RBOC) petitions for long distance, which we believe has a good chance of occurring in the second half of the year. This

                                                               CONTINUED P26

THE RUSSIAN TELECOMMUNICATIONS SECTOR
UNTAPPED POTENTIAL

POPULATION: 148.1 MILLION

REAL GDP GROWTH (ANNUAL % CHANGE):
     1997e     1992-94 AVG
      1%         -11.5%

EXTERNAL DEBT (% OF GDP):
     1997e     1992-94 AVG
     25%            52%

RUSSIA IS RICHLY ENDOWED (% WORLD SHARE)

Gas Exports:              40%
Oil Output:              9.4%
Coal Reserves:          11.7%
Nickel Output:            23%

Source: The Russian Federation, JP Morgan

ACCESS LINES PER 100 PEOPLE 1996


Russia               18
UK                   47
Moscow ('95)         48
Japan                56
U.S.                 56
Tokyo ('95)          65
New York ('95)       71

At the end of 1996, there were approximately 26 million telephone lines in Russia with a waiting list of 10 million for telephone line installation. As Russia continues to develop, we anticipate the telecommunications sector will prosper.

The Fund holds the following Russian Telecommunications companies: RTDC, Rostelecom and PLD Telecom

(5) The MSCI Telecommunications Index is a market value-weighted average of the performance of 29 securities listed on 10 major stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges- the U.S., Europe, Canada, Australia, New Zealand and the Far east. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(7) The Salomon Brothers Global Telecommunications Index is a market value-- weighted average of the performance of 80 securities. It consists of telecommunications companies with total adjusted market capitalizations of US$100 million or more, including those in emerging markets. It includes the effect of reinvested dividends and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur the effects of sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

could be particularly positive for a number of the Fund's equipment stocks and also some of the service stocks.

Q IS THIS YEAR'S RALLY IN EMERGING MARKETS A SIGN OF BETTER TIMES?

A Emerging market telcos have enjoyed an encouraging start to this year. We think the downtrend and sideways movement prominent in emerging markets over the last three years has likely run its course. However, emerging markets' telecom stocks remain particularly sensitive to changes in demand for emerging market equities because they are typically the largest capitalization stocks in any given market.

We've also seen positive developments in the competitiveness of some specific emerging market telcos. The issue of declining accounting rates as a result of FCC pressure remains, however, and we have avoided companies we think will be affected, including some of the Asian telephone companies we believe may be hit hard over time.

On the other hand, we find a number of Latin American companies attractive. TeleMex (which we own through a holding company called Grupo Carso Telecom), for example, has done better than many expected. The company has retained market share as consumer long-distance balloting has taken place in various Mexican cities. With the process of change in Mexico progressing at a more-gradual-than-expected pace and competition developing slowly, we remain cautiously optimistic on TeleMex's outlook.

Brazil's Telebras has also done well, enjoying a return of more than 50% since the start of the year to the end of April. We are generally pleased with the progress being made in Brazil on regulatory reform and with the overall growth of the telecommunications industry there-cellular growth has been outstanding and even landline growth has been quite impressive.

We continue to believe in the long-term opportunities emerging market telecommunications stocks offer. While we find some specific stocks unattractive because of FCC accounting rate issues, in most cases we think valuations are attractive and believe investor concerns about the competitive environment are overdone.

Q WHAT IS YOUR VIEW ON WIRELESS SERVICE OPERATORS?
  ARE SHARES IN THESE COMPANIES ON THE REBOUND?

A While most European stocks have done well over the last six months, wireless shares in Asia and the U.S. have continued to underperform other telecom equities. However, against this 18-month period of poor performance, we have seen some recent signs of improvement. As the introduction of new competition has slowed in the U.S. (demonstrated recently by the bankruptcy of one of the "C" band PCS licensees), some of the uncertainties and near-term negatives surrounding these stocks appear to have tapered off. Additionally, soon-to-be-announced regulatory changes in the U.S. may reduce access fees wireless carriers pay to local phone companies, which could significantly increase their profitability.

As a whole, we've been underweighted in U.S. wireless stocks, although we've held some overseas wireless shares. Recently, however, we've become more positive on some U.S. wireless service providers and feel there may be signs of a turn in expectations for the group. A number of companies have reported better-than-expected subscriber growth numbers, a development also promising for wireless equipment companies whose shares have generally done well in the difficult technology environment over the first quarter of this year.

Q WHAT IS YOUR OUTLOOK GOING FORWARD?

A While the telecommunications arena has been a difficult one over the last couple of years, we remain optimistic about the industry's future and see very attractive valuations now in almost every area in which we invest, including most of the technology stocks we follow. For now we will concentrate on selected equipment manufacturers and service providers in cellular and emerging markets landline, seeking to produce stronger performance over the remainder of the year.

GT GLOBAL TELECOMMUNICATIONS FUND
ALLOCATION OF NET ASSETS%


                                                 1997              1996
                                               April 30           April 30

Telecom Equipment                                29.0               23.1
Telephone Networks                               24.7               16.0
Wireless Communications                          18.0               20.2
Instrumentation & Test                            2.8                 --
Broadcasting & Publishing                         2.7                6.5
Telephone - Regional/Local                        2.2                5.3
Semiconductors                                    2.1                1.3
Aerospace/Defense                                 1.9                1.1
Telephone - Long-Distance                         1.7                1.8
Multi-Industry/Misc.                              1.5                4.1
Cable Television                                  1.3                6.9
Consumer Electronics                              1.3                2.3
Telecom - Other                                   1.3                 --
Telecom Technology                                 --                4.4
Networking                                         --                1.6
Industrial Components                              --                1.3
Short-Term & Other                                9.5                4.1

                                    GT GLOBAL TELECOMMUNICATIONS FUND

GEOGRAPHIC ALLOCATION OF NET ASSETS

Middle East                    5.0%
Japan                          5.1%
Asia-Pacific ex-Japan          7.0%
Latin America                 11.1%
Europe                        34.9%
North America & Other         36.9%

Allocations will change based on current market conditions.
A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL TELECOMMUNICATIONS FUND
KEY PORTFOLIO HOLDINGS(8)
                                                                       % of
                                                          Country    Net Assets

TELEBRAS  Offers domestic and international telephone      BRAZIL        6.9
and data transmission services throughout Brazil.

L.M. ERICSSON  One of the world's premier                  SWEDEN        5.4
telecommunications equipment companies. Ericsson's revenues derive primarily from its fast-growing radio communications division, with the remainder coming from its public telecommunications division and other telecommunications and defense-related businesses. The company enjoys product sales in over 100 countries.

NOKIA  Manufactures and develops telecommunication         FINLAND       4.8
systems and equipment. Nokia is the world's second-largest, but fastest-growing, supplier of cellular equipment.

ECI TELECOM  The worldwide leader in digital circuit        ISRAEL       3.8
multiplication equipment (DCME) products that, when attached to various telecom transmission cables, increase carrying capacity. ECI is also a leader in the development of products for the SDH fiber optic environment that multiplex, monitor and manage high-speed digital transmission of voice and data.

DAINI DENDEN INC. (DDI)  Japan's second-largest provider    JAPAN        3.7
of cellular phone services, DDI also has a significant share of the domestic long-distance market.

NEWBRIDGE NETWORKS CORP.  Manufactures time division        CANADA       3.5
multiplexer (TDM) products for telecom networks, and packet switching products, particularly frame relay asynchronous transfer mode (ATM), which boosts the efficiency and capacity of existing networks. The company controls half the world market for this technology.

MANNESMANN  AG A diversified industrial conglomerate        GERMANY      3.4
involved in telecommunications, machinery, plant construction, automotive technology, tubes and pipes.
Mannesmann is the majority owner of Germany's second-largest cellular company and also has investments in Italian cellular and Spanish and French paging companies.

STET DI RISP  The government-controlled holding company      ITALY       3.3
of a telecommunications group of some 67 consolidated subsidiaries. The company provides a wide range of telecommunications services and is also involved in production of equipment and systems for the industry and the design and construction of telephone networks.

MILLICOM INTERNATIONAL CELLULAR SA  Develops and           LUXEMBOURG   2.9
operates cellular telephone networks through its joint venture companies. The company also has interests in cellular telephone systems in 20 countries.

SPT TELECOM  The monopoly utility in the Czech Republic.   CZECH REP    2.8
The company is managed by a joint venture between the state telephone companies of Switzerland and the Netherlands.

Source: Bloomberg

(8) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

CHANCELLOR LGT ASSET MANAGEMENT'S
WORLDWIDE INVESTMENT OFFICES

[MAP]

Chancellor LGT Asset Management is a member of the $80 billion Liechtenstein Global Trust, and maintains fully staffed investment offices in London, Frankfurt, Hong Kong, Tokyo, Singapore, Sydney, Toronto, New York and San Francisco.

GT GLOBAL
THEME FUNDS

FINANCIAL
STATEMENTS

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (41.3%)
  Morningstar Group, Inc.-/- ................................   US            253,200   $  6,140,100         4.1
    FOOD
  Procter & Gamble Co. ......................................   US             45,000      5,658,750         3.7
    HOUSEHOLD PRODUCTS
  Gillette Co. ..............................................   US             62,000      5,270,000         3.5
    PERSONAL CARE/COSMETICS
  Clorox Co.-/- .............................................   US             41,000      5,222,374         3.4
    HOUSEHOLD PRODUCTS
  Colgate-Palmolive Co.-/- ..................................   US             46,000      5,106,000         3.4
    HOUSEHOLD PRODUCTS
  Tabacalera S.A. "A" .......................................   SPN           100,000      5,022,581         3.3
    TOBACCO
  Riser Foods, Inc. "A" .....................................   US            142,000      4,916,750         3.2
    FOOD
  Interstate Bakeries Corp. .................................   US             94,300      4,891,813         3.2
    FOOD
  NBTY, Inc.-/- .............................................   US            250,000      4,750,000         3.1
    PERSONAL CARE/COSMETICS
  Gucci Group - NY Registered Shares{\/} ....................   NETH           65,000      4,509,375         3.0
    TEXTILES & APPAREL
  Philip Morris Cos., Inc. ..................................   US            100,000      3,937,500         2.6
    FOOD
  Raisio Yhtyma Oyj .........................................   FIN            41,300      3,425,111         2.3
    FOOD
  Quaker Oats Company .......................................   US             78,200      3,128,000         2.1
    FOOD
  Noble China-/- {/\} .......................................   CHNA          332,200        665,970         0.4
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          62,644,324
                                                                                        ------------
Services (21.4%)
  Telecom Italia Mobile S.p.A. ..............................   ITLY        1,690,000      5,299,194         3.5
    WIRELESS COMMUNICATIONS
  Jones Apparel Group, Inc.-/- ..............................   US            104,200      4,350,350         2.9
    RETAILERS-APPAREL
  Avis Europe PLC-/- ........................................   UK          1,952,000      4,268,913         2.8
    TRANSPORTATION - ROAD & RAIL
  New York Times Co. "A" ....................................   US             92,800      4,013,600         2.6
    BROADCASTING & PUBLISHING
  Tuesday Morning Corp.-/- ..................................   US            127,300      3,596,225         2.4
    RETAILERS-OTHER
  Flanders Corp.-/- .........................................   US            448,900      3,254,525         2.1
    CONSUMER SERVICES
  Ames Department Stores, Inc.-/- ...........................   US            300,800      2,105,600         1.4
    RETAILERS-OTHER
  Yogen Fruz World-Wide, Inc.-/- ............................   CAN           583,900      2,048,479         1.4
    RETAILERS-FOOD
  Sears Canada, Inc. ........................................   CAN           170,500      1,824,998         1.2
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                                       F1

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Paul Harris Stores, Inc.-/- ...............................   US            130,700   $  1,682,763         1.1
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          32,444,647
                                                                                        ------------
Consumer Durables (8.1%)
  Ethan Allen Interiors, Inc. ...............................   US             99,000      4,380,750         2.9
    HOUSING
  American Standard Cos., Inc.-/- ...........................   US            100,000      4,187,500         2.8
    APPLIANCES & HOUSEHOLD
  Canadian Tire Corp. "A" ...................................   CAN           200,000      3,629,985         2.4
    AUTO PARTS
                                                                                        ------------
                                                                                          12,198,235
                                                                                        ------------
Finance (7.5%)
  BankAmerica Corp. .........................................   US             27,000      3,155,625         2.1
    BANKS-SUPER REGIONAL
  Citicorp ..................................................   US             28,000      3,153,500         2.1
    BANKS-MONEY CENTER
  National Auto Finance Company, Inc.-/- ....................   US            400,000      2,600,000         1.7
    CONSUMER FINANCE
  Intrawest Corp.: ..........................................   CAN                --             --         0.9
    REAL ESTATE
    Common-/- {\/} ..........................................   --             77,700      1,068,375          --
    Common-/- ...............................................   --             16,500        230,364          --
  Alliance Capital Management L.P. ..........................   US             41,100      1,114,838         0.7
    INVESTMENT MANAGEMENT
                                                                                        ------------
                                                                                          11,322,702
                                                                                        ------------
Multi-Industry/Miscellaneous (2.6%)
  ITT Corp. (ITT Destinations, Inc.)-/- .....................   US             66,300      3,928,275         2.6
                                                                                        ------------
    CONGLOMERATE
Technology (2.1%)
  Lucent Technologies, Inc. .................................   US             53,600      3,169,100         2.1
                                                                                        ------------
    NETWORKING
Health Care (2.1%)
  Warner-Lambert Co.-/- .....................................   US             32,000      3,136,000         2.1
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $127,377,993) ................                            128,843,283        85.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F2

          GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $19,075,000 Federal Home Loan Mortgage
   Corp. Notes, 6.44% due 11/5/99 (market value of collateral
   is $19,560,963 including accrued interest).  .............                           $ 19,175,807        12.7
  Dated April 30, 1997, with Bank of America NT&SA, due May
   1, 1997, for an effective yield of 5.3%, collateralized by
   $15,000,000 U.S. Treasury Notes, 5.625% due 10/31/97
   (market value of collateral is $14,996,443 including
   interest).  ..............................................                             14,702,164         9.7
  Dated April 30, 1997, with Bank of America NT&SA, due May
   1, 1997, for an effective yield of 5.3% collateralized by
   $5,540,000 U.S. Treasury Notes, 6.5% due 10/15/06 (market
   value of collateral is $5,441,480, including interest).
    .........................................................                              5,300,780         3.5
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $39,178,751) ..............                             39,178,751        25.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $166,556,744)  * ....................                            168,022,034       111.0
Other Assets and Liabilities ................................                            (16,648,389)      (11.0)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $151,373,645       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {/\}  CAD currency denominated.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $166,673,233 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   6,816,572
                 Unrealized depreciation:            (5,467,771)
                                                  -------------
                 Net unrealized appreciation:     $   1,348,801
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Canada (CAN/CAD) .....................    5.9                   5.9
China (CHNA/RMB) .....................    0.4                   0.4
Finland (FIN/FIM) ....................    2.3                   2.3
Italy (ITLY/ITL) .....................    3.5                   3.5
Netherlands (NETH/NLG) ...............    3.0                   3.0
Spain (SPN/ESP) ......................    3.3                   3.3
United Kingdom (UK/GBP) ..............    2.8                   2.8
United States & Other (US/USD) .......   63.9       14.9       78.8
                                        ------     -----      -----
Total  ...............................   85.1       14.9      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $151,373,645.

    The accompanying notes are an integral part of the financial statements.

                                       F3

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Banks-Regional (48.0%)
  BankAmerica Corp. .........................................   US             18,700   $  2,185,558         4.7
  Green Point Financial Corp. ...............................   US             15,100        836,163         1.8
  First Union Corp. (N.C.) ..................................   US              9,100        764,400         1.7
  Bank Hapoalim Ltd.-/- .....................................   ISRL          258,000        550,707         1.2
  Nations Bank Corp. ........................................   US              9,000        543,375         1.2
  Australia & New Zealand Banking Group Ltd. ................   AUSL           85,000        542,722         1.2
  Westpac Banking Corp., Ltd. ...............................   AUSL          100,000        538,707         1.2
  Hamilton Bancorp, Inc.-/- .................................   US             27,000        519,750         1.1
  Sparbanken Sverige AB "A" .................................   SWDN           29,000        517,692         1.1
  Union Planters Corp. ......................................   US             11,000        490,875         1.1
  Mellon Bank Corp. .........................................   US              5,900        490,438         1.1
  Royal Bank of Canada ......................................   CAN            12,000        479,845         1.1
  Jyske Bank ................................................   DEN             6,000        475,287         1.0
  Norbanken AB-/- ...........................................   SWDN           15,400        473,242         1.0
  Banco Totta & Acores S.A. "B" .............................   PORT           33,300        465,640         1.0
  National Australia Bank Ltd. ..............................   AUSL           34,000        465,191         1.0
  Zagrebacka Banka - 144A GDR{.} -/- {\/} ...................   CRT            13,000        459,875         1.0
  Allied Irish Bank PLC{V} ..................................   IRE            63,394        451,466         1.0
  Anglo-Irish Bank Corp., PLC: ..............................   IRE                --             --         1.0
    Common{V} ...............................................   --            309,000        385,437          --
    Common ..................................................   --             50,000         62,247          --
  City National Corp. .......................................   US             19,550        447,206         1.0
  Unidanmark AS "A" .........................................   DEN             9,000        445,240         1.0
  Lloyds TSB Group PLC ......................................   UK             48,600        444,037         1.0
  Bank of Boston Corp. ......................................   US              6,025        438,319         1.0
  First National Bank Holdings Ltd.-/- ......................   SAFR           60,800        436,337         1.0
  Bank of Montreal ..........................................   CAN            11,800        428,338         0.9
  Nedcor Ltd. ...............................................   SAFR           21,000        427,559         0.9
  Den Danske Bank ...........................................   DEN             4,940        427,303         0.9
  First American Corp. ......................................   US              6,500        425,750         0.9
  Bank Leumi Le - Israel-/- .................................   ISRL          245,700        423,013         0.9
  National Bank of Canada ...................................   CAN            35,600        414,191         0.9
  Mercantile Bancorporation, Inc. ...........................   US              7,140        414,120         0.9
  Banco Bradesco S.A. Preferred-/- ..........................   BRZL       48,500,000        401,354         0.9
  Banco BHIF - ADR{\/}-/- ...................................   CHLE           20,300        400,925         0.9
  BG Bank AS ................................................   DEN             9,000        394,707         0.9
  Amalgamated Banks of South Africa-/- ......................   SAFR           58,000        382,317         0.8
  Banco Commercial S.A. - 144A GDR{.} -/- {\/} ..............   URGY           14,000        378,000         0.8
  Akbank T.A.S. .............................................   TRKY        5,821,967        373,781         0.8
  The Bank of Asia Public Co., Ltd. .........................   THAI          405,000        368,252         0.8
  Sovereign Bancorp, Inc. ...................................   US             29,200        357,700         0.8
  Christiania Bank Og Kreditkasse-/- ........................   NOR           112,900        352,267         0.8
  First Chicago NBD Corp. ...................................   US              6,175        347,344         0.8
  First Bangkok City Bank Public Co., Ltd. ..................   THAI          408,600        340,239         0.7
  Cullen/Frost Bankers, Inc. ................................   US              9,500        332,500         0.7
  PT Bank Internasional Indonesia - Foreign .................   INDO          301,116        216,942         0.5
  Commercial Bank of Korea ..................................   KOR            39,900        187,396         0.4
  Security Bank Corp.-/- ....................................   PHIL           98,442        175,589         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F4

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Banks-Regional (Continued)
  Grupo Financiero Banorte "B"-/- ...........................   MEX            95,000   $     92,858         0.2
                                                                                        ------------
                                                                                          21,972,201
                                                                                        ------------
Banks-Money Center (13.9%)
  Chase Manhattan Corp. .....................................   US             19,750      1,829,344         4.0
  Citicorp ..................................................   US             11,050      1,244,506         2.7
  HSBC Holdings PLC .........................................   HK             36,200        915,982         2.0
  Bank of Tokyo - Mitsubishi ................................   JPN            29,750        471,217         1.0
  ABN AMRO Holdings N.V. ....................................   NETH            6,290        432,490         1.0
  National Westminster Bank PLC .............................   UK             35,700        422,177         0.9
  Sumitomo Bank .............................................   JPN            27,000        308,511         0.7
  Fuji Bank Ltd. ............................................   JPN            24,000        270,449         0.6
  Dai-Ichi Kangyo Bank Ltd. .................................   JPN            15,000        164,303         0.4
  Sanwa Bank ................................................   JPN            14,000        150,039         0.3
  Industrial Bank of Japan ..................................   JPN            13,000        138,298         0.3
                                                                                        ------------
                                                                                           6,347,316
                                                                                        ------------
Insurance - Multi-Line (5.6%)
  American International Group, Inc. ........................   US              4,800        616,800         1.4
  Allstate Corp. ............................................   US              8,000        524,000         1.1
  Progressive Corp. .........................................   US              6,425        489,103         1.1
  Axa Group .................................................   FR              7,770        478,062         1.0
  Travelers Property Casualty Corp. "A" .....................   US             13,300        448,875         1.0
                                                                                        ------------
                                                                                           2,556,840
                                                                                        ------------
Other Financial (5.2%)
  Investors Financial Services Corp. ........................   US             13,500        472,500         1.0
  Newcourt Credit Group, Inc. ...............................   CAN            24,200        447,025         1.0
  Aeon Credit Service .......................................   HK          1,254,000        404,725         0.9
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN             8,100        371,588         0.8
  Shohkoh Fund ..............................................   JPN             1,200        281,797         0.6
  House of Investments, Inc.-/- .............................   PHIL        1,989,000        215,129         0.5
  Acom Co., Ltd. ............................................   JPN             4,000        163,278         0.4
                                                                                        ------------
                                                                                           2,356,042
                                                                                        ------------
Insurance-Life (4.1%)
  Conseco, Inc. .............................................   US             34,600      1,431,575         3.1
  SunAmerica, Inc. ..........................................   US             10,200        469,200         1.0
                                                                                        ------------
                                                                                           1,900,775
                                                                                        ------------
Consumer Finance (3.5%)
  Dean Witter, Discover & Co. ...............................   US             12,200        466,650         1.0
  First Financial Caribbean Corp. ...........................   US             16,600        452,350         1.0
  Green Tree Financial Corp. ................................   US             13,600        402,900         0.9
  Putra Surya Multidana-/- ..................................   INDO          230,000        260,395         0.6
                                                                                        ------------
                                                                                           1,582,295
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F5

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Securities Broker (1.9%)
  Peregrine Investment Holdings Ltd. ........................   HK            232,000   $    356,416         0.8
  Hambrecht & Quist Group-/- ................................   US             20,000        332,500         0.7
  Nomura Securities Co., Ltd. ...............................   JPN            10,000        111,899         0.2
  Daiwa Securities Co., Ltd. ................................   JPN            14,000         93,223         0.2
                                                                                        ------------
                                                                                             894,038
                                                                                        ------------
Investment Management (1.6%)
  Alliance Capital Management L.P. ..........................   US             17,400        471,975         1.0
  Franklin Resources, Inc. ..................................   US              4,750        280,844         0.6
                                                                                        ------------
                                                                                             752,819
                                                                                        ------------
Real Estate (0.9%)
  Alexander Haagen Properties, Inc. .........................   US             31,500        425,250         0.9
                                                                                        ------------
Computers & Peripherals (0.8%)
  Diebold, Inc. .............................................   US             11,250        376,875         0.8
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $36,924,371) .................                             39,164,451        85.5
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Peregrine Investment Holdings Ltd. Warrants, expire 5/15/98
   (cost $0)-/- .............................................   HK             24,500          3,669          --
                                                                                        ------------       -----
    SECURITIES BROKER
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $5,105,000 U.S. Treasury Bonds, 7.25%
   due 5/15/16 (market value of collateral is $5,348,331,
   including accrued interest). (cost $5,242,767)  ..........                              5,242,767        11.5
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $42,167,138)  * .....................                             44,410,887        97.0
Other Assets and Liabilities ................................                              1,372,426         3.0
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 45,783,313       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {V}  GBP currency denominated.
          * For Federal income tax purposes, cost is $42,266,994 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,471,162
                 Unrealized depreciation:            (1,327,269)
                                                  -------------
                 Net unrealized appreciation:     $   2,143,893
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                GT GLOBAL FINANCIAL SERVICES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Australia (AUSL/AUD) .................    3.4                   3.4
Brazil (BRZL/BRL) ....................    0.9                   0.9
Canada (CAN/CAD) .....................    3.9                   3.9
Chile (CHLE/CLP) .....................    0.9                   0.9
Croatia (CRT/HRK) ....................    1.0                   1.0
Denmark (DEN/DKK) ....................    3.8                   3.8
France (FR/FRF) ......................    1.0                   1.0
Hong Kong (HK/HKD) ...................    3.7                   3.7
Indonesia (INDO/IDR) .................    1.1                   1.1
Ireland (IRE/IEP) ....................    2.0                   2.0
Israel (ISRL/ILS) ....................    2.1                   2.1
Japan (JPN/JPY) ......................    4.7                   4.7
Korea (KOR/KRW) ......................    0.4                   0.4
Mexico (MEX/MXN) .....................    0.2                   0.2
Netherlands (NETH/NLG) ...............    1.0                   1.0
Norway (NOR/NOK) .....................    0.8                   0.8
Panama (PAN/PND) .....................    0.8                   0.8
Philippines (PHIL/PHP) ...............    0.9                   0.9
Portgual (PORT/PTE) ..................    1.0                   1.0
South Africa (SAFR/ZAR) ..............    2.7                   2.7
Sweden (SWDN/SEK) ....................    2.1                   2.1
Thailand (THAI/THB) ..................    1.5                   1.5
Turkey (TRKY/TRL) ....................    0.8                   0.8
United Kingdom (UK/GBP) ..............    1.9                   1.9
United States & Other (US/USD) .......   42.1       14.5       56.6
Uruguay (URGY/UYP) ...................    0.8                   0.8
                                        ------     -----      -----
Total  ...............................   85.5       14.5      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $45,783,313.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                           GT GLOBAL HEALTH CARE FUND

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Medical Technology & Supplies (42.1%)
  Advanced Technology Laboratories, Inc.{::} -/- ............   US            917,100   $ 30,378,938         6.0
  Visx, Inc.{::} -/- ........................................   US          1,169,500     26,313,750         5.2
  Mentor Corp. ..............................................   US            955,400     22,093,625         4.4
  Circon Corp.{::} -/- ......................................   US            875,400     11,270,775         2.2
  Endosonics Corp.{::} -/- ..................................   US          1,271,700     11,127,375         2.2
  Sunrise Medical, Inc.{::} -/- .............................   US          1,011,700     11,002,238         2.2
  TECNOL Medical Products, Inc.-/- ..........................   US            598,700     10,552,088         2.1
  CONMED Corp.-/- ...........................................   US            688,000     10,234,000         2.0
  Dexter Corp. ..............................................   US            300,000      8,962,500         1.8
  Biomet, Inc. ..............................................   US            537,200      8,158,725         1.6
  NeoPath, Inc.-/- ..........................................   US            473,800      7,462,350         1.5
  Waters Corp.-/- ...........................................   US            208,300      6,170,888         1.2
  AVECOR Cardiovascular, Inc.{::} -/- .......................   US            601,900      6,019,000         1.2
  Lifecore Biomedical, Inc.-/- ..............................   US            411,900      5,148,750         1.0
  Kensey Nash Corp.{::} -/- .................................   US            388,500      5,147,625         1.0
  Physio-Control International Corp.-/- .....................   US            363,700      4,546,250         0.9
  Angeion Corp.-/- ..........................................   US            975,000      3,900,000         0.8
  ThermoTrex Corp.-/- .......................................   US            163,000      3,035,875         0.6
  Vital Signs, Inc. .........................................   US            139,000      2,641,000         0.5
  Orthologic Corp.-/- .......................................   US            362,500      2,084,375         0.4
  INAMED Corp.{::} -/- ......................................   US            628,900      1,965,313         0.4
  Kinetic Concepts, Inc. ....................................   US            111,200      1,654,100         0.3
  Micro Therapeutics, Inc.{::} -/- ..........................   US            290,000      1,595,000         0.3
  Cardiovascular Dynamics, Inc.-/- ..........................   US            214,700      1,529,738         0.3
  Photoelectron Corp.{::} -/- ...............................   US            338,300      1,480,063         0.3
  Abaxis, Inc.-/- ...........................................   US            462,400      1,445,000         0.3
  Innerdyne, Inc.-/- ........................................   US            742,000      1,437,625         0.3
  Lumisys, Inc.-/- ..........................................   US            211,400      1,400,525         0.3
  Heartstream, Inc.-/- ......................................   US            147,000      1,231,125         0.2
  Neoprobe Corp.-/- .........................................   US             76,700        968,338         0.2
  Cardiac Pathways Corp.-/- .................................   US            115,600        751,400         0.1
  Utah Medical Products, Inc.-/- ............................   US             59,100        391,538         0.1
  FemRx, Inc.-/- ............................................   US            160,600        361,350         0.1
  General Surgical Innovations, Inc.-/- .....................   US             61,300        306,500         0.1
  ATS Medical, Inc.-/- ......................................   US             31,250        203,125          --
  Versa Technologies, Inc. ..................................   US             11,200        137,200          --
                                                                                        ------------
                                                                                         213,108,067
                                                                                        ------------
Biotechnology (30.7%)
  Amgen, Inc. ...............................................   US            651,300     38,345,281         7.6
  Protein Design Labs, Inc.{::} -/- .........................   US          1,186,000     29,798,250         5.9
  Biochem Pharma, Inc.-/- {\/} ..............................   CAN         1,316,200     23,671,034         4.7
  Guilford Pharmaceuticals, Inc.-/- .........................   US            773,900     17,896,438         3.5
  Regeneron Pharmaceuticals, Inc.{::} -/- ...................   US          1,293,900      8,410,350         1.7
  Human Genome Sciences, Inc.-/- ............................   US            238,400      7,479,800         1.5
  Cell Therapeutics, Inc.-/- ................................   US            545,000      4,564,375         0.9

    The accompanying notes are an integral part of the financial statements.

                                       F8

                           GT GLOBAL HEALTH CARE FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Biotechnology (Continued)
  Interferon Sciences, Inc.{::} -/- .........................   US            898,125   $  4,322,227         0.9
  Genelabs Technologies, Inc.-/- ............................   US          1,642,800      4,107,000         0.8
  Agouron Pharmaceuticals, Inc.-/- ..........................   US             63,900      4,089,600         0.8
  CytoTherapeutics, Inc.-/- .................................   US            523,900      3,405,350         0.7
  Centocor, Inc.-/- .........................................   US             66,700      1,875,938         0.4
  Pharmacopeia, Inc.-/- .....................................   US            130,000      1,820,000         0.4
  Biogen, Inc.-/- ...........................................   US             45,000      1,440,000         0.3
  COR Therapeutics, Inc.-/- .................................   US            176,800      1,326,000         0.3
  Coulter Pharmaceutical, Inc.-/- ...........................   US            150,000      1,275,000         0.3
  Targeted Genetics Corp.-/- ................................   US             60,000        165,000          --
  Somatix Therapy Corp.-/- ..................................   US            100,000        146,875          --
  Enzon, Inc. Preferred-/- ..................................   US             16,000        104,420          --
  T Cell Sciences, Inc.-/- ..................................   US             60,000         95,625          --
                                                                                        ------------
                                                                                         154,338,563
                                                                                        ------------
Pharmaceuticals (21.8%)
  Watson Pharmaceuticals, Inc.-/- ...........................   US            657,700     23,512,775         4.7
  TheraTech, Inc.{::} -/- ...................................   US          2,117,200     19,584,100         3.9
  Catalytica, Inc.{::} -/- ..................................   US          1,612,600     11,288,200         2.2
  Depotech Corp.{::} -/- ....................................   US            673,100      9,844,088         1.9
  Perrigo Co.-/- ............................................   US            635,000      7,461,250         1.5
  SEQUUS Pharmaceuticals, Inc.-/- ...........................   US            998,800      5,867,950         1.2
  Spiros Development Corp.(.) -/- (::) ......................   US            100,000      5,683,655         1.1
  Alpharma, Inc. "A" ........................................   US            364,700      5,288,150         1.0
  Altana AG .................................................   GER             5,000      3,870,595         0.8
  Life Medical Sciences, Inc.{::} -/- .......................   US            768,600      3,074,400         0.6
  Alkermes, Inc.-/- .........................................   US            275,600      3,031,600         0.6
  Dura Pharmaceuticals, Inc.-/- .............................   US             95,100      2,757,900         0.5
  PathoGenesis Corp.-/- .....................................   US             90,500      2,375,625         0.5
  DUSA Pharmaceuticals, Inc.-/- .............................   US            418,600      2,354,625         0.5
  Therapeutic Discovery Corp. "A"-/- ........................   US            100,000      1,062,500         0.2
  Alteon, Inc.-/- ...........................................   US            306,200      1,033,425         0.2
  Unimed Pharmaceuticals, Inc.-/- ...........................   US            147,200        791,200         0.2
  Intercardia, Inc.-/- ......................................   US             41,200        762,200         0.1
  ImmuLogic Pharmaceutical Corp.-/- .........................   US            189,900        688,388         0.1
  NPS Pharmaceuticals, Inc.-/- ..............................   US             25,000        212,500          --
                                                                                        ------------
                                                                                         110,545,126
                                                                                        ------------
Health Care Services (2.4%)
  Parkway Holdings Ltd. .....................................   SING          900,000      3,671,691         0.7
  Cohr, Inc.-/- .............................................   US            151,300      3,366,425         0.7
  Owens & Minor, Incorporated Holding Co. ...................   US            187,500      2,437,500         0.5
  Grupo Casa Autrey, S.A. de C.V. - ADR{\/} .................   MEX           135,100      2,347,363         0.5
                                                                                        ------------
                                                                                          11,822,979
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $535,195,506) ................                            489,814,735        97.0
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F9

                           GT GLOBAL HEALTH CARE FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  ALZA Corp. Warrants, expire 12/31/99 (cost $0)-/- .........   US            100,000   $     15,625          --
                                                                                        ------------       -----
    PHARMACEUTICALS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $3,025,000 U.S. Treasury Bonds, 7.25%
   due 5/15/16 (market value of collateral is $3,169,187,
   including accrued interest). (cost $3,103,454)  ..........                              3,103,454         0.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $538,298,960)  * ....................                            492,933,814        97.6
Other Assets and Liabilities ................................                             12,171,945         2.4
                                                                                        ------------       -----

NET ASSETS ..................................................                           $505,105,759       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       (::) Valued in good faith at fair value using procedures approved by the board of directors (See Note 1 of Notes to Financial Statements).
        (.) Restricted securities: At April 30, 1997, the Fund owned the following restricted security constituting 1.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the security is as follows:

                                                                                             VALUE
                                                       ACQUISITION           ACQUISITION   PER SHARE
             DESCRIPTION                                  DATE      SHARES      COST       (NOTE 1)
             ----------------------------------------  -----------  -------  -----------   ---------
             Spiros Development Corp.................   01/03/96    100,000  $ 3,000,000    $56.84

          * For Federal income tax purposes, cost is $539,447,475 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  19,082,376
                 Unrealized depreciation:           (65,596,037)
                                                  -------------
                 Net unrealized depreciation:     $ (46,513,661)
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Canada (CAN/CAD) .....................    4.7                   4.7
Germany (GER/DEM) ....................    0.8                   0.8
Mexico (MEX/MXN) .....................    0.5                   0.5
Singapore (SING/SGD) .................    0.7                   0.7
United States & Other (US/USD) .......   90.3        3.0       93.3
                                        ------     -----      -----
Total  ...............................   97.0        3.0      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $505,105,759.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (26.1%)
  Mannesmann AG .............................................   GER             7,500   $  2,950,607         2.8
    WIRELESS COMMUNICATIONS
  Tranz Rail Holdings Ltd. - ADR{\/} ........................   NZ            152,200      2,701,550         2.6
    TRANSPORTATION - ROAD & RAIL
  Telefonica de Espana - ADR{\/} ............................   SPN            34,000      2,618,000         2.5
    TELEPHONE NETWORKS
  Hellenic Telecommunications - 144A{.} .....................   GREC          110,000      2,497,909         2.4
    TELEPHONE NETWORKS
  Canadian National Railway Co.{\/} .........................   CAN            60,900      2,344,650         2.2
    TRANSPORTATION - ROAD & RAIL
  SPT Telecom-/- ............................................   CZCH           19,000      2,008,405         1.9
    TELEPHONE NETWORKS
  ABC Rail Products Corp.-/- ................................   US            115,100      1,999,863         1.9
    TRANSPORTATION - ROAD & RAIL
  DDI Corp. .................................................   JPN               295      1,959,693         1.9
    WIRELESS COMMUNICATIONS
  Philippine Long Distance Telephone Co. - ADR{\/} ..........   PHIL           30,000      1,672,500         1.6
    TELEPHONE NETWORKS
  Portugal Telecom S.A. - ADR{\/} ...........................   PORT           43,000      1,591,000         1.5
    TELEPHONE NETWORKS
  PT Indonesia Satellite (Indosat) - ADR{\/} ................   INDO           40,000      1,100,000         1.1
    TELEPHONE - LONG DISTANCE
  CPT Telefonica Del Peru, S.A. - ADR-/- {\/} ...............   PERU           40,900        981,600         0.9
    TELEPHONE NETWORKS
  Asia Pacific Wire & Cable Corporation Ltd.-/- .............   US             59,400        705,375         0.7
    CABLE TELEVISION
  Videsh Sanchar Nigam Ltd. - GDR 144A{.} -/- {\/} ..........   IND            28,700        566,682         0.5
    TELEPHONE - LONG DISTANCE
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR-/- {\/} ..............................................   VENZ           16,000        480,000         0.5
    TELEPHONE NETWORKS
  Pakistan Telecommunications Co., Ltd.: ....................   PAK                --             --         0.5
    TELEPHONE NETWORKS
    GDR-/- {\/} .............................................   --              4,892        298,412          --
    "A"-/- ..................................................   --            280,000        172,737          --
  Centennial Cellular Corp. "A"-/- ..........................   US             50,000        468,750         0.4
    WIRELESS COMMUNICATIONS
  SK Telecom Co., Ltd. ......................................   KOR               298        233,351         0.2
    WIRELESS COMMUNICATIONS
                                                                                        ------------
                                                                                          27,351,084
                                                                                        ------------
Energy (25.6%)
  Light - Participacoes S.A. ................................   BRZL        9,910,000      3,159,196         3.0
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL        7,000,000      2,909,535         2.8
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electridad S.A. - ADR{\/} .............   SPN            40,000      2,795,000         2.7
    ELECTRICAL & GAS UTILITIES
  Enron Global Power & Pipelines L.L.C. .....................   US             90,000      2,655,000         2.5
    ELECTRICAL & GAS UTILITIES
  Edison S.p.A. .............................................   ITLY          450,000      2,383,064         2.3
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                      F11

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Hub Power Co.-/- ..........................................   PAK         2,400,000   $  2,247,772         2.2
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. ................................   KOR            75,000      2,241,573         2.1
    ELECTRICAL & GAS UTILITIES
  EVN Energie-Versorgung Niederoesterreich AG ...............   ASTRI          16,800      2,077,768         2.0
    ELECTRICAL & GAS UTILITIES
  BSES Ltd. 144A - GDR{.} {\/} ..............................   IND            70,000      1,627,500         1.6
    ELECTRICAL & GAS UTILITIES
  Capex S.A. ................................................   ARG           118,800      1,176,238         1.1
    ELECTRICAL & GAS UTILITIES
  AES China Generating Co., Ltd. "A"-/- {\/} ................   CHNA           60,800      1,124,800         1.1
    ELECTRICAL & GAS UTILITIES
  Companhia Energetica de Minas Gerais (Cemig) - ADR{\/} ....   BRZL           24,900      1,120,500         1.1
    ELECTRICAL & GAS UTILITIES
  MetroGas S.A. - ADR{\/} ...................................   ARG           111,050      1,110,500         1.1
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          26,628,446
                                                                                        ------------
Materials/Basic Industry (16.5%)
  La Cementos Nacional, C.A. 144A - GDR{.} -/- {\/} .........   ECDR           15,060      3,087,300         3.0
    CEMENT
  Giant Cement Holding, Inc.-/- .............................   US            179,800      2,876,800         2.8
    CEMENT
  RMI Titanium Co.-/- .......................................   US            106,600      2,278,575         2.2
    METALS - NON-FERROUS
  PT Bakrie and Brothers ....................................   INDO        4,680,000      2,071,223         2.0
    BUILDING MATERIALS & COMPONENTS
  Northwest Pipe Co.-/- .....................................   US            127,500      2,040,000         2.0
    METALS - STEEL
  Hylsamex, S.A. de C.V. 144A - ADR{.} {\/} .................   MEX            75,000      1,968,750         1.9
    METALS - STEEL
  Shaw Group, Inc.-/- .......................................   US            140,300      1,894,050         1.8
    METALS - STEEL
  Siam Cement Co., Ltd. - Foreign ...........................   THAI           28,000        750,383         0.7
    CEMENT
  HI Cement Corp. ...........................................   PHIL          439,000        146,611         0.1
    CEMENT
                                                                                        ------------
                                                                                          17,113,692
                                                                                        ------------
Capital Goods (13.1%)
  Doncasters PLC - ADR-/- {\/} ..............................   UK            139,600      3,141,000         3.0
    AEROSPACE/DEFENSE
  Caterpillar, Inc. .........................................   US             30,000      2,670,000         2.6
    MACHINERY & ENGINEERING
  Tadiran Telecommunications Ltd.{\/} -/- ...................   ISRL          130,000      2,535,000         2.4
    TELECOM EQUIPMENT
  United Engineers Ltd. .....................................   MAL           270,000      1,914,741         1.8
    CONSTRUCTION
  KCI Konecranes International ..............................   FIN            42,660      1,608,882         1.5
    MACHINERY & ENGINEERING

    The accompanying notes are an integral part of the financial statements.

                                      F12

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  Emcore Corp.-/- ...........................................   US            123,000   $  1,399,125         1.3
    ELECTRICAL PLANT/EQUIPMENT
  U.S. Robotics Corp.-/- ....................................   US              9,600        486,000         0.5
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          13,754,748
                                                                                        ------------
Multi-Industry/Miscellaneous (4.2%)
  IES Industries, Inc. ......................................   US             81,000      2,349,000         2.3
    MULTI-INDUSTRY
  E.R.G. Ltd. ...............................................   AUSL        1,503,378      1,969,030         1.9
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           4,318,030
                                                                                        ------------
Technology (2.1%)
  Ciena Corp.-/- ............................................   US             67,600      2,112,500         2.0
    TELECOM TECHNOLOGY
  DSP Communications, Inc.-/- ...............................   US             18,300        145,256         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           2,257,756
                                                                                        ------------
Consumer Durables (1.1%)
  Suez Cement Co. - Reg S GDR-/- {c} {\/} ...................   EGPT           60,000      1,116,000         1.1
    CEMENT
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $80,575,519) .................                             92,539,756        88.7
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $10,560,000 U.S. Treasury Bonds, 7.25%
   due 5/15/16 (market value of collateral is $11,063,344,
   including accrued interest). (cost $10,844,587)  .........                             10,844,587        10.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $91,420,106)  * .....................                            103,384,343        99.1
Other Assets and Liabilities ................................                                939,573         0.9
                                                                                        ------------       -----

NET ASSETS ..................................................                           $104,323,916       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $91,420,106 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,657,833
                 Unrealized depreciation:            (5,693,596)
                                                  -------------
                 Net unrealized appreciation:     $  11,964,237
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F13

                  GT GLOBAL INFRASTRUCTURE FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS
                                                    {D}
                                        ---------------------------
                                                 SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY    & OTHER     TOTAL
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS) ..................    2.2                   2.2
Australia (AUSL/AUD) .................    1.9                   1.9
Austria (ASTRI/ATS) ..................    2.0                   2.0
Brazil (BRZL/BRL) ....................    6.9                   6.9
Canada (CAN/CAD) .....................    2.2                   2.2
China (CHNA/RMB) .....................    1.1                   1.1
Czech Republic (CZCH/CSK) ............    1.9                   1.9
Ecuador (ECDR/ECS) ...................    3.0                   3.0
Egypt (EGPT/EGP) .....................    1.1                   1.1
Finland (FIN/FIM) ....................    1.5                   1.5
Germany (GER/DEM) ....................    2.8                   2.8
Greece (GREC/GRD) ....................    2.4                   2.4
India (IND/INR) ......................    2.1                   2.1
Indonesia (INDO/IDR) .................    3.1                   3.1
Israel (ISRL/ILS) ....................    2.4                   2.4
Italy (ITLY/ITL) .....................    2.3                   2.3
Japan (JPN/JPY) ......................    1.9                   1.9
Korea (KOR/KRW) ......................    2.3                   2.3
Malaysia (MAL/MYR) ...................    1.8                   1.8
Mexico (MEX/MXN) .....................    1.9                   1.9
New Zealand (NZ/NZD) .................    2.6                   2.6
Pakistan (PAK/PKR) ...................    2.7                   2.7
Peru (PERU/PES) ......................    0.9                   0.9
Philippines (PHIL/PHP) ...............    1.7                   1.7
Portugal (PORT/PTE) ..................    1.5                   1.5
Spain (SPN/ESP) ......................    5.2                   5.2
Thailand (THAI/THB) ..................    0.7                   0.7
United Kingdom (UK/GBP) ..............    3.0                   3.0
United States & Other (US/USD) .......   23.1       11.3       34.4
Venezuela (VENZ/VEB) .................    0.5                   0.5
                                        ------     -----      -----
Total  ...............................   88.7       11.3      100.0
                                        ------     -----      -----
                                        ------     -----      -----

--------------

{d}  Percentages indicated are based on net assets of $104,323,916.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1997

                                           MARKET VALUE    CONTRACT   DELIVERY   UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)     PRICE      DATE    APPRECIATION
----------------------------------------  --------------   ---------  --------  ------------
Deutsche Marks..........................    1,505,248        1.67435  05/30/97    $47,594
Japanese Yen............................      569,176      121.00000  07/07/97     21,733
Japanese Yen............................      155,634      119.69000  05/06/97      9,375
                                          --------------                        ------------
  Total Contracts to Sell (Receivable
   amount $2,308,760)...................    2,230,058                              78,702
                                          --------------                        ------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 2.14%.
  Total Open Forward Foreign Currency
   Contracts............................                                          $78,702
                                                                                ------------
                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy Equipment & Services (20.1%)
  Cooper Cameron Corp.-/- ...................................   US             57,100   $  4,068,375         3.7
  Energy Ventures, Inc.-/- ..................................   US             47,000      3,137,250         2.8
  Global Industries Ltd.-/- .................................   US            138,400      2,906,400         2.6
  BJ Services Co.-/- ........................................   US             60,900      2,869,913         2.6
  Marine Drilling Co., Inc.-/- ..............................   US            161,200      2,538,900         2.3
  Halliburton Co. ...........................................   US             32,400      2,288,250         2.1
  Sutton Resources Ltd.-/- ..................................   CAN           186,400      1,668,218         1.5
  Varco International, Inc.-/- ..............................   US             60,000      1,380,000         1.2
  Key Energy Group, Inc.-/- .................................   US             85,600      1,155,600         1.0
  Seacor Holdings, Inc.-/- ..................................   US              7,800        335,400         0.3
                                                                                        ------------
                                                                                          22,348,306
                                                                                        ------------
Oil (13.6%)
  Patterson Energy, Inc.-/- .................................   US            123,900      3,562,125         3.2
  Schlumberger Ltd. .........................................   US             30,400      3,366,800         3.0
  Triton Energy Ltd.-/- .....................................   US             54,700      2,010,225         1.8
  Benton Oil & Gas Co.-/- ...................................   US            113,300      1,657,013         1.5
  Canadian Occidental Petroleum Ltd. ........................   CAN            81,600      1,609,565         1.5
  Edge Petroleum Corp.-/- ...................................   US             81,400      1,109,075         1.0
  Gulfstream Resources Canada Ltd.-/- .......................   CAN           125,000      1,073,960         1.0
  Jerez Energy International, Inc.-/- .......................   CAN           612,000        657,264         0.6
                                                                                        ------------
                                                                                          15,046,027
                                                                                        ------------
Gold (7.1%)
  Freeport-McMoran Copper & Gold, Inc. "A" ..................   US            113,100      3,166,800         2.9
  Cominco Ltd. ..............................................   CAN            89,800      2,314,599         2.1
  Oryx Gold Holdings Ltd.-/- ................................   SAFR          756,600        817,026         0.7
  Queenstake Resources Ltd.-/- ..............................   CAN           538,400        790,234         0.7
  Asquith Resources, Inc.{::} -/- ...........................   CAN           487,400        383,862         0.3
  Arian Resources Corp.-/-{\/} ..............................   CAN           200,000        230,000         0.2
  DiamondWorks Ltd.-/- ......................................   CAN           125,000        195,998         0.2
                                                                                        ------------
                                                                                           7,898,519
                                                                                        ------------
Chemicals (6.0%)
  Ciba Specialty Chemicals AG-/- ............................   SWTZ           43,360      3,740,470         3.4
  Methanex Corp.-/- .........................................   CAN           304,800      2,858,796         2.6
                                                                                        ------------
                                                                                           6,599,266
                                                                                        ------------
Forest Products (5.7%)
  Pacific Forest Products Ltd.-/- ...........................   CAN           245,800      4,047,682         3.6
  Abitibi-Price, Inc. .......................................   CAN           120,600      2,033,457         1.8
  Stone-Consolidated Corp.-/- ...............................   CAN            19,400        325,023         0.3
                                                                                        ------------
                                                                                           6,406,162
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Metals - Steel (5.0%)
  UCAR International, Inc.-/- ...............................   US             88,400   $  3,712,800         3.3
  The Carbide/Graphite Group, Inc.-/- .......................   US             85,100      1,936,025         1.7
                                                                                        ------------
                                                                                           5,648,825
                                                                                        ------------
Misc. Materials & Commodities (5.0%)
  Repadre Capital Corp.-/- ..................................   CAN           278,000      1,652,037         1.5
  International Uranium Corp. (Private Placement)(.)
   -/-(::) ..................................................   CAN         1,845,000      1,651,214         1.5
  Aber Resources Ltd.-/- ....................................   CAN            75,000      1,186,726         1.1
  Farallon Resources Ltd.-/- ................................   CAN           161,100      1,038,090         0.9
                                                                                        ------------
                                                                                           5,528,067
                                                                                        ------------
Miscellaneous (4.7%)
  Orogen Minerals Ltd.: .....................................   AUSL               --             --         4.7
    144A - ADR{.} {\/} ......................................   --            128,600      2,942,368          --
    Common ..................................................   --          1,000,000      2,304,514          --
                                                                                        ------------
                                                                                           5,246,882
                                                                                        ------------
Metals - Non-Ferrous (3.8%)
  Savage Resources Ltd. .....................................   AUSL        3,800,000      3,703,126         3.3
  International Curator Resources Ltd.-/- ...................   CAN           100,000        551,299         0.5
                                                                                        ------------
                                                                                           4,254,425
                                                                                        ------------
Gas Production & Distribution (1.8%)
  Comstock Resources, Inc.-/- ...............................   US            232,100      1,972,850         1.8
                                                                                        ------------
Conglomerate (1.0%)
  Brascan Ltd. "A" ..........................................   CAN            47,500      1,152,896         1.0
                                                                                        ------------
Transportation - Shipping (0.9%)
  Trico Marine Services, Inc.-/- ............................   US             20,300        720,650         0.7
  Hvide Marine, Inc. "A"-/- .................................   US             11,500        198,375         0.2
                                                                                        ------------
                                                                                             919,025
                                                                                        ------------
Coal (0.7%)
  Australian Coal and Gold Holdings Ltd.-/- .................   AUSL        2,220,000        778,826         0.7
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $88,975,178) .................                             83,800,076        75.4
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Yamana Resources, Inc. Warrants, expire 12/31/98 (cost
   $65,112)-/- ..............................................   CAN            81,200         72,671         0.1
                                                                                        ------------       -----
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                      F16

                GT GLOBAL NATURAL RESOURCES FUND - CONSOLIDATED

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust Co.,
   due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $22,720,000 Federal Home Loan Mortgage
   Corp. Notes, 5.84% due 4/8/98 (market value of collateral
   is $22,745,472, including accrued interest). (cost
   $22,296,263)  ............................................                           $ 22,296,263        20.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $111,336,553)  * ....................                            106,169,010        95.5
Other Assets and Liabilities ................................                              4,996,244         4.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $111,165,254       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {::}  See Note 6 of Notes to Financial Statements.
       (::) Valued in good faith at fair value using procedures approved by the board of directors (See Note 1 of Notes to Financial Statements).
        (.) Restricted securities: At April 30, 1997, the Fund owned the following restricted security constituting 1.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the security is as follows:

                                                                                             VALUE
                                                       ACQUISITION           ACQUISITION   PER SHARE
             DESCRIPTION                                  DATE      SHARES      COST       (NOTE 1)
             ----------------------------------------  -----------  -------  -----------   ---------
             International Uranium Corp. (Private
              Placement).............................   03/21/97    1,845,000 $ 1,671,559   $ 0.89

          * For Federal income tax purposes, cost is $111,966,778 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   3,570,029
                 Unrealized depreciation:            (9,367,797)
                                                  -------------
                 Net unrealized depreciation:     $  (5,797,768)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    8.7                                   8.7
Canada (CAN/CAD) .....................   22.9         0.1                      23.0
South Africa (SAFR/ZAR) ..............    0.7                                   0.7
Switzerland (SWTZ/CHF) ...............    3.4                                   3.4
United States & Other (US/USD) .......   39.7                       24.5       64.2
                                        ------      -----          -----      -----
Total  ...............................   75.4         0.1           24.5      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $111,165,254.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Telecom Equipment (29.0%)
  L.M. Ericsson Telephone Co.: ..........................   SWDN                 --               --         5.4
    ADR{\/} .............................................   --            1,827,300   $   61,442,963          --
    "B" Free ............................................   --              871,200       27,549,582          --
  Nokia AB "A" ..........................................   FIN           1,274,160       78,822,862         4.8
  ECI Telecommunications Ltd.{\/} .......................   ISRL          2,879,500       62,989,063         3.8
  Newbridge Networks Corp.-/- ...........................   CAN           1,819,800       58,110,604         3.5
  DSC Communications Corp.-/- ...........................   US            1,220,100       24,859,538         1.5
  Tekelec{::} -/- .......................................   US            1,004,000       23,092,000         1.4
  Motorola, Inc. ........................................   US              400,000       22,900,000         1.4
  Andrew Corp.-/- .......................................   US              834,825       20,661,919         1.2
  P-COM, Inc.-/- ........................................   US              600,000       17,175,000         1.0
  ANTEC Corp.-/- ........................................   US            1,322,600       11,572,750         0.7
  General Instrument Corp.-/- ...........................   US              450,000       10,518,750         0.6
  Champion Technology Holding Ltd. ......................   HK           65,875,926        9,780,185         0.6
  Geotek Communications, Inc.-/- ........................   US            2,471,100        9,266,625         0.6
  Tadiran Ltd. - ADR{\/} ................................   ISRL            310,700        8,117,038         0.5
  Sapura Telecommunications Bhd. ........................   MAL           4,730,000        7,688,606         0.5
  Mitel Corp.-/- {\/} ...................................   CAN           1,473,100        7,181,363         0.4
  Octel Communications Corp.-/- .........................   US              384,600        6,249,750         0.4
  Allen Group, Inc.-/- ..................................   US              300,000        5,175,000         0.3
  Netas Telekomunik .....................................   TRKY         17,820,000        4,931,370         0.3
  Gandalf Technologies, Inc.-/- {\/} ....................   CAN             895,000          895,000         0.1
  Kantone Holding Ltd.-/- ...............................   HK            6,256,868          848,142          --
                                                                                      --------------
                                                                                         479,828,110
                                                                                      --------------
Telephone Networks (24.7%)
  Telecomunicacoes Brasileiras S.A. (Telebras) -
   ADR{\/} ..............................................   BRZL            989,500      113,545,125         6.9
  Stet Societa' Finanziaria Telefonica S.p.A. - Di
   Risp .................................................   ITLY         14,820,000       54,844,988         3.3
  SPT Telecom-/- ........................................   CZCH            445,090       47,048,466         2.8
  WorldCom, Inc. ........................................   US            1,644,290       39,462,960         2.4
  Telecom Italia S.p.A.: ................................   ITLY                 --               --         2.0
    Di Risp .............................................   --           12,172,000       26,335,123          --
    Common ..............................................   --            2,274,001        6,017,892          --
  Cable & Wireless PLC - ADR-/- {\/} ....................   UK            1,001,989       23,170,996         1.4
  Hellenic Telecommunications - 144A{.} .................   GREC            880,000       19,983,273         1.2
  NTL, Inc.-/-{\/} ......................................   UK              855,833       16,688,744         1.0
  Cable & Wireless Communications - ADR-/- {\/} .........   UK              668,424       16,042,182         1.0
  TelecomAsia Corp. - Foreign-/- ........................   THAI          6,622,652       10,078,500         0.6
  Russian Telecommunications Development Corp.: .........   RUS                  --               --         0.5
    Non-Voting(.) -/- {\/} (::) .........................   --              453,000        4,530,000          --
    Voting(.) -/- {\/} (::) .............................   --              331,000        3,310,000          --
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} ...   PAK             126,937        7,743,157         0.5
  CPT Telefonica De Peru - ADR{\/} ......................   PERU            318,400        7,641,600         0.5
  Atlantic Tele-Network, Inc.-/- ........................   US              600,100        6,301,050         0.4
  PLD Telekon, Inc.-/- {\/} .............................   RUS             510,000        2,709,375         0.2
                                                                                      --------------
                                                                                         405,453,431
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                       GT GLOBAL TELECOMMUNICATIONS FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Wireless Communications (18.0%)
  DDI Corp. .............................................   JPN               9,320   $   61,913,002         3.7
  Mannesmann AG .........................................   GER             140,900       55,432,062         3.4
  Millicom International Cellular S.A.{::} -/- {\/} .....   LUX           1,057,000       48,093,500         2.9
  Korea Mobile Telecommunications: ......................   KOR                  --               --         1.6
    Common ..............................................   --               20,167       15,791,894          --
    ADR{\/} -/- .........................................   --            1,019,700        9,687,150          --
  Nextel Communications, Inc. "A"-/- ....................   US            1,585,700       20,911,419         1.3
  Grupo Iusacell S.A. - "L" ADR-/- {\/} .................   MEX           1,672,100       19,020,138         1.1
  Telecom Italia Mobile S.p.A. - Di Risp ................   ITLY          7,630,000       14,084,920         0.8
  Advanced Info. Service - Foreign ......................   THAI          1,993,150       13,277,492         0.8
  WinStar Communications, Inc.-/- .......................   US              667,700        6,927,388         0.4
  Shinawatra Computer Co., Ltd. - Foreign ...............   THAI            848,700        6,498,469         0.4
  United Communication Industry - Foreign ...............   THAI            967,800        6,039,487         0.4
  International Engineering PLC - Foreign{::} -/- .......   THAI          2,948,500        5,757,025         0.3
  Western Wireless Corp. "A"-/- .........................   US              479,000        4,909,750         0.3
  Clearnet Communications, Inc. "A"-/- {\/} .............   CAN             600,000        4,425,000         0.3
  Intercel, Inc.-/- .....................................   US              365,000        3,558,750         0.2
  Aerial Communications, Inc.-/- ........................   US              230,000        1,121,250         0.1
                                                                                      --------------
                                                                                         297,448,696
                                                                                      --------------
Instrumentation & Test (2.8%)
  Uniphase Corp.-/- .....................................   US              600,000       23,850,000         1.4
  Murata Manufacturing Co., Ltd. ........................   JPN             631,000       23,270,922         1.4
                                                                                      --------------
                                                                                          47,120,922
                                                                                      --------------
Broadcasting & Publishing (2.7%)
  Granada Group PLC .....................................   UK            1,100,000       15,859,388         1.0
  Sistem Televisyen Malaysia Bhd. .......................   MAL           7,436,000       15,405,259         0.9
  EchoStar Communications Corp. "A"{::} -/- .............   US              609,200        9,214,150         0.6
  Seat S.p.A.-/- ........................................   ITLY         16,820,000        3,334,738         0.2
                                                                                      --------------
                                                                                          43,813,535
                                                                                      --------------
Telephone - Regional/Local (2.2%)
  ICG Communications, Inc.-/- ...........................   US            1,504,600       15,798,300         1.0
  Intermedia Communications of Florida, Inc.-/- .........   US              613,900       12,124,525         0.7
  Brooks Fiber Properties, Inc.-/- ......................   US              386,300        8,402,025         0.5
                                                                                      --------------
                                                                                          36,324,850
                                                                                      --------------
Semiconductors (2.1%)
  LSI Logic Corp.-/- ....................................   US              910,200       34,815,150         2.1
                                                                                      --------------
Aerospace/Defense (1.9%)
  Orbital Sciences Corp.{::} -/- ........................   US            2,088,500       30,805,375         1.9
                                                                                      --------------

    The accompanying notes are an integral part of the financial statements.

                                      F19

                       GT GLOBAL TELECOMMUNICATIONS FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                          VALUE          % OF NET
EQUITY INVESTMENTS                                         COUNTRY       SHARES          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Telephone - Long Distance (1.7%)
  Call-Net Enterprises, Inc.: ...........................   CAN                  --               --         1.7
    "B"-/- ..............................................   --            1,036,700   $   15,141,892          --
    "A"-/- ..............................................   --              519,400        7,809,408          --
    144A{.} -/- .........................................   --              379,400        5,541,462          --
                                                                                      --------------
                                                                                          28,492,762
                                                                                      --------------
Multi-Industry (1.5%)
  Grupo Carso, S.A. de C.V. "A1" ........................   MEX           4,200,000       24,282,655         1.5
                                                                                      --------------
Consumer Electronics (1.3%)
  Amcol Holdings Ltd.(::) ...............................   SING         10,644,000       13,836,758         0.8
  Three-Five Systems, Inc.{::} -/- ......................   US              599,000        7,712,125         0.5
                                                                                      --------------
                                                                                          21,548,883
                                                                                      --------------
Cable Television (1.3%)
  Comcast Corp. "A" .....................................   US              604,300        9,517,725         0.6
  Comcast UK Cable Partners Ltd. "A"-/-{\/} .............   UK              415,000        4,720,625         0.3
  HSN, Inc.-/- ..........................................   US              155,000        3,642,500         0.2
  United International Holdings, Inc. "A"-/- ............   US              373,000        3,590,125         0.2
                                                                                      --------------
                                                                                          21,470,975
                                                                                      --------------
Telecom - Other (1.3%)
  Carso Global Telecom "A1"-/- ..........................   MEX           5,856,683       18,221,447         1.1
  Himachal Futuristic Communications Ltd. - 144AGDR{.}
   -/- {\/} {::} ........................................   IND           2,248,000        2,810,000         0.2
                                                                                      --------------
                                                                                          21,031,447
                                                                                      --------------
Telecom Technology (0.0%)
  DSP Communications, Inc.-/- ...........................   US               93,000          738,188          --
                                                                                      --------------
Retailers - Other (0.0%)
  Gran Cadena de Almacenes Colombianos S.A. .............   COL              66,560           55,081          --
                                                                                      --------------       -----

TOTAL EQUITY INVESTMENTS (cost $1,337,723,697) ..........                              1,493,230,060        90.5
                                                                                      --------------       -----

                                                                        PRINCIPAL         VALUE          % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY      AMOUNT          (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
Structured Notes (2.4%)
  Russia (2.4%)
    Credit Suisse Financial Products Russian Equity
     Linked Note, 0%, due 4/29/98 (This is an equity
     linked note. The value of this note is linked to the
     underlying value of Rostelecom.)-/- ................   USD          38,000,000       39,645,400         2.4
                                                                                      --------------
Corporate Bonds (0.1%)
  Malaysia (0.1%)
    Sapura Telecommunications Bhd., Convertible Bond, 2%
     due 9/14/00 ........................................   MYR           3,547,500        1,279,079         0.1
                                                                                      --------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $39,399,408) .......                                 40,924,479         2.5
                                                                                      --------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F20

                       GT GLOBAL TELECOMMUNICATIONS FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         NO. OF           VALUE          % OF NET
WARRANTS                                                   COUNTRY      WARRANTS         (NOTE 1)         ASSETS
---------------------------------------------------------  --------   -------------   --------------   -------------
  American Satellite Network Warrants, expire 1/1/99
   (cost $0)(::) -/- ....................................   US               65,825               --          --
                                                                                      --------------       -----
    WIRELESS COMMUNICATIONS

                                                                                          VALUE          % OF NET
REPURCHASE AGREEMENT                                                                     (NOTE 1)         ASSETS
---------------------------------------------------------                             --------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust
   Co., due May 1, 1997, for an effective yield of 5.3%,
   collateralized by $74,175,000 Federal Farm Credit Bank
   Notes, effective yield 6.4% due 11/05/99 (market value
   of collateral is $76,064,715, including accrued
   interest). (cost $74,570,915)  .......................                             $   74,570,915         4.5
                                                                                      --------------       -----

TOTAL INVESTMENTS (cost $1,451,694,020)  * ..............                              1,608,725,454        97.5
Other Assets and Liabilities ............................                                 41,563,018         2.5
                                                                                      --------------       -----

NET ASSETS ..............................................                             $1,650,288,472       100.0
                                                                                      --------------       -----
                                                                                      --------------       -----

--------------

        -/-  Non-income producing security.
       {::}  See Note 6 of Notes to Financial Statements.
       {\/}  U.S. currency denominated.
       (::) Valued in good faith at fair value using procedures approved by the board of directors (See Note 1 of Notes to Financial Statements).
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        (.) Restricted securities: At April 30, 1997, the Fund owned the following restricted security constituting 0.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on the security is as follows:

                                                    ACQUISITION           ACQUISITION   MARKET VALUE
DESCRIPTION                                            DATE      SHARES      COST        PER SHARE
--------------------------------------------------  -----------  -------  -----------   ------------
Russian Telecommunications Development
 Corporation:
  Non-voting......................................   12/22/93    453,000  $ 4,530,000      $10.00
  Voting..........................................   12/22/93    331,000    3,310,000       10.00

          * For Federal income tax purposes, cost is $1,454,758,747 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 405,130,381
                 Unrealized depreciation:          (251,163,674)
                                                  -------------
                 Net unrealized appreciation:     $ 153,966,707
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F21

                       GT GLOBAL TELECOMMUNICATIONS FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Brazil (BRZL/BRL) ....................    6.9                                   6.9
Canada (CAN/CAD) .....................    6.0                                   6.0
Czech Republic (CZCH/CSK) ............    2.8                                   2.8
Finland (FIN/FIM) ....................    4.8                                   4.8
Germany (GER/DEM) ....................    3.4                                   3.4
Greece (GREC/GRD) ....................    1.2                                   1.2
Hong Kong (HK/HKD) ...................    0.6                                   0.6
India (IND/INR) ......................    0.2                                   0.2
Israel (ISRL/ILS) ....................    4.3                                   4.3
Italy (ITLY/ITL) .....................    6.3                                   6.3
Japan (JPN/JPY) ......................    5.1                                   5.1
Korea (KOR/KRW) ......................    1.6                                   1.6
Luxembourg (LUX/LUF) .................    2.9                                   2.9
Malaysia (MAL/MYR) ...................    1.4         0.1                       1.5
Mexico (MEX/MXN) .....................    3.7                                   3.7
Pakistan (PAK/PKR) ...................    0.5                                   0.5
Peru (PERU/PES) ......................    0.5                                   0.5
Russia (RUS/SUR) .....................    0.7         2.4                       3.1
Singapore (SING/SGD) .................    0.8                                   0.8
Sweden (SWDN/SEK) ....................    5.4                                   5.4
Thailand (THAI/THB) ..................    2.5                                   2.5
Turkey (TRKY/TRL) ....................    0.3                                   0.3
United Kingdom (UK/GBP) ..............    4.7                                   4.7
United States & Other (US/USD) .......   23.9                        7.0       30.9
                                        ------      -----          -----      -----
Total  ...............................   90.5         2.5            7.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $1,650,288,472.

    The accompanying notes are an integral part of the financial statements.

                                      F22

                       GT GLOBAL TELECOMMUNICATIONS FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1997

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------  -----------  --------  --------------
Deutsche Marks..........................     8,105,182      1.72740   5/30/97    $     516
Deutsche Marks..........................     8,105,182      1.73400   5/30/97       31,364
French Francs...........................     6,599,345      5.70150   5/20/97     (153,264)
French Francs...........................     2,691,162      5.61380   5/20/97     (105,518)
French Francs...........................     1,971,233      5.67000   5/20/97      (56,984)
Japanese Yen............................    10,964,539    125.22000   5/06/97     (147,105)
Japanese Yen............................       583,136    125.65300   5/12/97       (5,787)
Japanese Yen............................     1,998,962    124.52000   7/07/97      (17,662)
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $41,473,181).........................    41,018,741                            (454,440)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 2.49%.


CONTRACTS TO SELL:
----------------------------------------
British Pounds..........................     4,035,076      0.61652   7/21/97       19,924
British Pounds..........................    19,368,365      0.61429   7/21/97      166,435
Deutsche Marks..........................    31,841,787      1.67700   5/30/97      954,874
Finnish Markka..........................     4,066,979      5.16370   7/21/97         (128)
Finnish Markka..........................    35,828,147      5.15700   7/21/97       45,423
French Francs...........................    11,261,740      5.66000   5/20/97      346,034
Italian Liras...........................     4,076,176  1,730.51000   7/21/97      (31,126)
Italian Liras...........................    51,243,356  1,706.98000   7/21/97      309,679
Japanese Yen............................    10,964,539    119.69000   5/06/97      660,492
Japanese Yen............................    41,245,075    123.10000   5/12/97    1,273,203
Japanese Yen............................     1,998,962    121.00000   7/07/97       76,327
Swedish Kronor..........................     4,043,668      7.75210   7/21/97       32,647
Swedish Kronor..........................    45,427,283      7.69635   7/21/97      698,478
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $269,953,415).................   265,401,153                           4,552,262
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 16.08%.
  Total Open Forward Foreign Currency Contracts, Net.........................    $4,097,822
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F23

                             GT GLOBAL THEME FUNDS

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                            GT GLOBAL
                                          -----------------------------------------------------------------------------
                                             CONSUMER                                                        NATURAL
                                           PRODUCTS AND      FINANCIAL                    INFRASTRUCTURE    RESOURCES
                                          SERVICES FUND-   SERVICES FUND-      HEALTH         FUND-           FUND-
                                           CONSOLIDATED     CONSOLIDATED        CARE       CONSOLIDATED    CONSOLIDATED
                                             (NOTE 1)         (NOTE 1)          FUND         (NOTE 1)        (NOTE 1)
                                          --------------   --------------   ------------  --------------   ------------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................   $127,377,993     $36,924,371     $535,195,506   $ 80,575,519    $ 89,040,290
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
    At value............................   $128,843,283     $39,168,120     $489,830,360   $ 92,539,756    $ 83,872,747
    Repurchase Agreement, at value and
     cost (Note 1)......................     39,178,751       5,242,767        3,103,454     10,844,587      22,296,263
  U.S. currency.........................            712          79,513              253            457             560
  Foreign currencies (cost $13,513,
   $1,166,574, $1,145,431, $223,609,
   $6,926,420, and $10,337,086,
   respectively)........................         13,510       1,154,608        1,145,423        212,175       6,874,944
  Dividends and dividend withholding tax
   reclaims
   receivable...........................        275,596         124,629          274,451         99,672          55,980
  Interest receivable...................             --              --               --             --              --
  Receivable for Fund shares sold (Note
   2)...................................        259,517       1,596,286          330,065        167,716         296,138
  Receivable for open forward foreign
   currency contracts, net (Note 1).....             --              --               --         78,702              --
  Receivable for securities sold........      1,630,219              --       16,127,059        874,065       4,176,898
  Receivable from Chancellor LGT Asset
   Management, Inc.
   (Note 2).............................             --          63,328               --             --              --
  Unamortized organizational costs (Note
   1)...................................         27,457          26,307               --         21,472          25,425
  Miscellaneous receivable..............          1,260           1,414           11,286             --             271
  Cash held as collateral for securities
   loaned (Note 1)......................      7,089,430       3,660,429       48,736,900      7,673,825       6,945,000
                                          --------------   --------------   ------------  --------------   ------------
    Total assets........................    177,319,735      51,117,401      559,559,251    112,512,427     124,544,226
                                          --------------   --------------   ------------  --------------   ------------
Liabilities:
  Payable for custodian fees (Note 1)...          4,676           2,502            9,612          2,618           6,178
  Payable for Directors' and Trustees'
   fees and expenses
   (Note 2).............................          5,400           3,931            7,101          7,221           4,354
  Payable for fund accounting fees (Note
   2)...................................          2,879             761            9,432          1,908           2,089
  Payable for Fund shares repurchased
   (Note 2).............................      1,382,786         733,159        4,138,511        218,884         445,920
  Payable for investment management and
   administration fees (Note 2).........        125,296         142,590          423,239         83,711          92,206
  Payable for printing and postage
   expenses.............................         30,353          35,295            6,985         49,052          33,516
  Payable for professional fees.........         39,434          30,996           44,053         48,119          39,725
  Payable for registration and filing
   fees.................................          5,385           6,043           21,198          7,617           3,222
  Payable for securities purchased......     17,084,182         669,484          651,308             --       5,665,666
  Payable for service and distribution
   expenses (Note 2)....................        101,728          25,835          270,273         68,684          74,075
  Payable for transfer agent fees (Note
   2)...................................         32,843          13,223          120,458         18,158          59,087
  Other accrued expenses................         41,598           9,740           14,422          8,614           7,834
  Collateral for securities loaned (Note
   1)...................................      7,089,430       3,660,429       48,736,900      7,673,825       6,945,000
                                          --------------   --------------   ------------  --------------   ------------
    Total liabilities...................     25,945,990       5,333,988       54,453,492      8,188,411      13,378,872
  Minority interest (Notes 1 & 2).......            100             100               --            100             100
                                          --------------   --------------   ------------  --------------   ------------
Net assets..............................   $151,373,645     $45,783,313     $505,105,759   $104,323,916    $111,165,254
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------


                                             TELECOM-
                                           MUNICATIONS
                                               FUND
                                          --------------
Assets:
  Investments in securities: (Note 1)
    At identified cost..................  $1,377,123,105
                                          --------------
                                          --------------
    At value............................  $1,534,154,539
    Repurchase Agreement, at value and
     cost (Note 1)......................      74,570,915
  U.S. currency.........................             561
  Foreign currencies (cost $13,513,
   $1,166,574, $1,145,431, $223,609,
   $6,926,420, and $10,337,086,
   respectively)........................      10,404,071
  Dividends and dividend withholding tax
   reclaims
   receivable...........................       3,590,287
  Interest receivable...................          16,241
  Receivable for Fund shares sold (Note
   2)...................................       2,401,345
  Receivable for open forward foreign
   currency contracts, net (Note 1).....       4,097,822
  Receivable for securities sold........      33,563,554
  Receivable from Chancellor LGT Asset
   Management, Inc.
   (Note 2).............................              --
  Unamortized organizational costs (Note
   1)...................................              --
  Miscellaneous receivable..............           2,795
  Cash held as collateral for securities
   loaned (Note 1)......................     219,016,373
                                          --------------
    Total assets........................   1,881,818,503
                                          --------------
Liabilities:
  Payable for custodian fees (Note 1)...          53,360
  Payable for Directors' and Trustees'
   fees and expenses
   (Note 2).............................          10,561
  Payable for fund accounting fees (Note
   2)...................................          28,137
  Payable for Fund shares repurchased
   (Note 2).............................       9,192,659
  Payable for investment management and
   administration fees (Note 2).........       1,304,391
  Payable for printing and postage
   expenses.............................          88,523
  Payable for professional fees.........          45,691
  Payable for registration and filing
   fees.................................          40,001
  Payable for securities purchased......              --
  Payable for service and distribution
   expenses (Note 2)....................       1,033,888
  Payable for transfer agent fees (Note
   2)...................................         673,270
  Other accrued expenses................          43,177
  Collateral for securities loaned (Note
   1)...................................     219,016,373
                                          --------------
    Total liabilities...................     231,530,031
  Minority interest (Notes 1 & 2).......              --
                                          --------------
Net assets..............................  $1,650,288,472
                                          --------------
                                          --------------

    The accompanying notes are an integral part of the financial statements.

                                      F24

                             GT GLOBAL THEME FUNDS

                              STATEMENT OF ASSETS
                            AND LIABILITIES  (cont'd)
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                            GT GLOBAL
                                          -----------------------------------------------------------------------------
                                             CONSUMER                                                        NATURAL
                                           PRODUCTS AND      FINANCIAL                    INFRASTRUCTURE    RESOURCES
                                          SERVICES FUND-   SERVICES FUND-      HEALTH         FUND-           FUND-
                                           CONSOLIDATED     CONSOLIDATED        CARE       CONSOLIDATED    CONSOLIDATED
Class A:                                     (NOTE 1)         (NOTE 1)          FUND         (NOTE 1)        (NOTE 1)
                                          --------------   --------------   ------------  --------------   ------------
  Net assets............................   $ 62,363,677     $20,584,300     $389,919,127   $ 42,911,693    $ 46,344,117
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
  Shares outstanding....................      3,507,848       1,383,057       18,460,118      2,948,903       3,255,035
  Net asset value and redemption price
   per share............................   $      17.78     $     14.88     $      21.12   $      14.55    $      14.24
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
  Maximum offering price per share
   (100/95.25 of Class A net asset
   value) *.............................   $      18.67     $     15.62     $      22.17   $      15.28    $      14.95
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
Class B:+
  Net assets............................   $ 88,135,720     $25,028,230     $114,215,914   $ 60,953,766    $ 62,925,204
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
  Shares outstanding....................      5,018,466       1,702,870        5,534,099      4,251,948       4,469,417
  Net asset value and offering price per
   share................................   $      17.56     $     14.70     $      20.64   $      14.34    $      14.08
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
Advisor Class:
  Net assets............................   $    874,248     $   170,783     $    970,718   $    458,457    $  1,895,933
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
  Shares outstanding....................         48,601          11,385           45,515         31,128         132,480
  Net asset value, offering price per
   share, and redemption price per
   share................................   $      17.99     $     15.00     $      21.33   $      14.73    $      14.31
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------
Net assets consist of:
  Paid in capital (Note 4)..............   $163,180,646     $42,378,683     $457,515,917   $ 88,972,236    $120,314,207
  Undistributed/Accumulated net
   investment income (loss).............       (778,103)        146,451       (3,108,110)      (291,638)     (1,105,369)
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................    (12,480,366)      1,028,664       96,081,314      3,612,113      (2,829,243)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................        (13,822)        (14,234)         (18,216)        66,968         (46,798)
  Net unrealized appreciation
   (depreciation) of investments........      1,465,290       2,243,749      (45,365,146)    11,964,237      (5,167,543)
                                          --------------   --------------   ------------  --------------   ------------
Total -- representing net assets
 applicable to capital shares
 outstanding............................   $151,373,645     $45,783,313     $505,105,759   $104,323,916    $111,165,254
                                          --------------   --------------   ------------  --------------   ------------
                                          --------------   --------------   ------------  --------------   ------------


                                             TELECOM-
                                           MUNICATIONS
Class A:                                       FUND
                                          --------------
  Net assets............................  $  876,878,838
                                          --------------
                                          --------------
  Shares outstanding....................      58,287,129
  Net asset value and redemption price
   per share............................  $        15.04
                                          --------------
                                          --------------
  Maximum offering price per share
   (100/95.25 of Class A net asset
   value) *.............................  $        15.79
                                          --------------
                                          --------------
Class B:+
  Net assets............................  $  772,573,604
                                          --------------
                                          --------------
  Shares outstanding....................      52,582,412
  Net asset value and offering price per
   share................................  $        14.69
                                          --------------
                                          --------------
Advisor Class:
  Net assets............................  $      836,030
                                          --------------
                                          --------------
  Shares outstanding....................          54,984
  Net asset value, offering price per
   share, and redemption price per
   share................................  $        15.20
                                          --------------
                                          --------------
Net assets consist of:
  Paid in capital (Note 4)..............  $1,563,033,153
  Undistributed/Accumulated net
   investment income (loss).............     (11,385,919)
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................     (62,459,487)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................       4,069,291
  Net unrealized appreciation
   (depreciation) of investments........     157,031,434
                                          --------------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $1,650,288,472
                                          --------------
                                          --------------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F25

                             GT GLOBAL THEME FUNDS

                            STATEMENT OF OPERATIONS

                  Six months ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         GT GLOBAL
                                --------------------------------------------------------------------------------------------
                                   CONSUMER                                                         NATURAL
                                 PRODUCTS AND      FINANCIAL         HEALTH      INFRASTRUCTURE    RESOURCES      TELECOM-
                                SERVICES FUND-   SERVICES FUND-       CARE           FUND-           FUND-      MUNICATIONS
                                 CONSOLIDATED     CONSOLIDATED        FUND        CONSOLIDATED    CONSOLIDATED      FUND
                                --------------   --------------   -------------  --------------   ------------  ------------
Investment income:
  Dividend income (net of
   foreign withholding tax of
   $48,892, $42,741, $33,628,
   $65,168, $10,948, and
   $425,802, respectively)....   $    652,655      $  458,223     $     653,690    $  659,414     $    189,948  $  6,679,275
  Interest income.............        392,777          68,192         1,714,481       230,821          257,265       594,361
  Other income................          2,814              --           156,682            --               --     1,807,526
                                --------------   --------------   -------------  --------------   ------------  ------------
    Total investment income...      1,048,246         526,415         2,524,853       890,235          447,213     9,081,162
                                --------------   --------------   -------------  --------------   ------------  ------------
Expenses:
  Investment management and
   administration fees (Note
   2).........................        833,539         140,029         2,889,695       498,029          641,102     9,212,272
  Amortization of organization
   costs (Note 1).............          5,107           6,259                --         5,108            1,100            --
  Audit fees..................         17,195          20,996            23,711        26,788           28,679        30,589
  Custodian Fees (Note 1).....         29,240          16,277            29,859        12,717           24,237       413,200
  Directors' and Trustees'
   fees and expenses (Note
   2).........................          5,836           7,783             6,697         7,964            8,184        13,575
  Fund accounting fees (Note
   2).........................         21,392           3,595            74,413        12,761           16,477       245,575
  Legal fees..................          9,050           9,050             7,783         9,050            5,678         8,688
  Printing and postage
   expenses...................         26,427          26,064            90,590        25,761           23,695       209,055
  Registration and filing
   fees.......................         52,263          32,367            58,644        39,349           44,010       104,662
  Service and distribution
   expenses: (Note 2)
    Class A...................        187,524          30,259         1,171,974       105,848          144,450     2,628,611
    Class B...................        467,219          82,724           622,998       296,742          352,921     4,556,751
  Transfer agent fees (Note
   2).........................        271,348          70,473           695,040       169,072          279,346     2,965,962
  Other expenses (Note 1).....            175           5,061            36,136        12,418           34,419       554,614
                                --------------   --------------   -------------  --------------   ------------  ------------
    Total expenses before
     reductions...............      1,926,315         450,937         5,707,540     1,221,607        1,604,298    20,943,554
                                --------------   --------------   -------------  --------------   ------------  ------------
      Expenses reimbursed by
       Chancellor LGT Asset
       Management, Inc. (Note
       2).....................             --         (63,328)               --            --               --            --
      Expense reductions
       (Notes 1 & 5)..........        (99,966)         (7,645)          (74,577)      (39,734)         (51,716)     (470,939)
                                --------------   --------------   -------------  --------------   ------------  ------------
    Total net expenses........      1,826,349         379,964         5,632,963     1,181,873        1,552,582    20,472,615
                                --------------   --------------   -------------  --------------   ------------  ------------
Net investment income
 (loss).......................       (778,103)        146,451        (3,108,110)     (291,638)      (1,105,369)  (11,391,453)
                                --------------   --------------   -------------  --------------   ------------  ------------
Net realized and unrealized
  gain (loss) on investments
  and foreign currencies:
  (Note 1)
  Net realized gain (loss) on
   investments................    (12,137,112)      1,148,925        97,799,083     3,439,692       (1,990,383)  (70,777,320)
  Net realized gain (loss) on
   foreign currency
   transactions...............       (213,617)        (12,060)          407,154       298,656         (161,453)   16,200,460
                                --------------   --------------   -------------  --------------   ------------  ------------
    Net realized gain (loss)
     during the year..........    (12,350,729)      1,136,865        98,206,237     3,738,348       (2,151,836)  (54,576,860)
                                --------------   --------------   -------------  --------------   ------------  ------------
  Net change in unrealized
   depreciation on translation
   of assets and liabilities
   in foreign currencies......        (13,709)        (21,864)         (330,630)       (5,257)         (63,673)     (315,312)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     (7,797,671)        852,237      (107,506,731)    1,837,078      (20,933,673)   48,853,436
                                --------------   --------------   -------------  --------------   ------------  ------------
    Net unrealized
     appreciation
     (depreciation) during the
     period...................     (7,811,380)        830,373      (107,837,361)    1,831,821      (20,997,346)   48,538,124
                                --------------   --------------   -------------  --------------   ------------  ------------
Net realized and unrealized
 gain (loss) on investments
 and foreign currencies.......    (20,162,109)      1,967,238        (9,631,124)    5,570,169      (23,149,182)   (6,038,736)
                                --------------   --------------   -------------  --------------   ------------  ------------
Net increase (decrease) in net
 assets resulting from
 operations...................   $(20,940,212)     $2,113,689     $ (12,739,234)   $5,278,531     $(24,254,551) $(17,430,189)
                                --------------   --------------   -------------  --------------   ------------  ------------
                                --------------   --------------   -------------  --------------   ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F26

                             GT GLOBAL THEME FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      GT GLOBAL
                                --------------------------------------------------------------------------------------
                                      CONSUMER PRODUCTS AND                FINANCIAL SERVICES            HEALTH CARE
                                   SERVICES FUND-CONSOLIDATED               FUND-CONSOLIDATED                FUND
                                ---------------------------------   ---------------------------------   --------------
                                  SIX MONTHS                          SIX MONTHS                          SIX MONTHS
                                    ENDED                               ENDED                               ENDED
                                APRIL 30, 1997      YEAR ENDED      APRIL 30, 1997      YEAR ENDED      APRIL 30, 1997
                                 (UNAUDITED)     OCTOBER 31, 1996    (UNAUDITED)     OCTOBER 31, 1996    (UNAUDITED)
                                --------------   ----------------   --------------   ----------------   --------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $    (778,103)    $    (806,945)     $    146,451      $     18,823     $  (3,108,110)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......    (12,350,729)        8,472,742         1,136,865         1,764,380        98,206,237
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................        (13,709)           (7,034)          (21,864)           (6,352)         (330,630)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............     (7,797,671)        8,880,649           852,237           615,083      (107,506,731)
                                --------------   ----------------   --------------   ----------------   --------------
    Net increase (decrease) in
     net assets resulting from
     operations...............    (20,940,212)       16,539,412         2,113,689         2,391,934       (12,739,234)
                                --------------   ----------------   --------------   ----------------   --------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................             --                --                --           (56,390)               --
  From net realized gain on
   investments................     (3,425,210)         (217,050)         (580,610)           (8,739)      (34,614,806)
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................             --                --                --           (37,999)               --
  From net realized gain on
   investments................     (4,055,201)         (180,431)         (823,696)           (7,991)       (8,701,206)
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................             --                --                --              (377)               --
  From net realized gain on
   investments................       (308,573)           (5,969)           (5,018)              (43)          (57,488)
                                --------------   ----------------   --------------   ----------------   --------------
    Total distributions.......     (7,788,984)         (403,450)       (1,409,324)         (111,539)      (43,373,500)
                                --------------   ----------------   --------------   ----------------   --------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and
   reinvested.................     98,527,857       241,650,741        55,707,604        19,900,814       721,085,418
  Decrease from capital shares
   repurchased................    (90,675,823)      (92,740,871)      (27,888,314)      (15,187,336)     (736,501,163)
                                --------------   ----------------   --------------   ----------------   --------------
    Net increase (decrease)
     from capital share
     transactions.............      7,852,034       148,909,870        27,819,290         4,713,478       (15,415,745)
                                --------------   ----------------   --------------   ----------------   --------------
Total increase (decrease) in
 net assets...................    (20,877,162)      165,045,832        28,523,655         6,993,873       (71,528,479)
Net assets:
  Beginning of period.........    172,250,807         7,204,975        17,259,658        10,265,785       576,634,238
                                --------------   ----------------   --------------   ----------------   --------------
  End of period...............  $ 151,373,645*    $ 172,250,807*     $ 45,783,313*     $ 17,259,658*    $ 505,105,759*
                                --------------   ----------------   --------------   ----------------   --------------
                                --------------   ----------------   --------------   ----------------   --------------
 * Includes
   undistributed/accumulated
   net investment income
   (loss).....................  $    (778,103)    $          --      $    146,451      $         --     $  (3,108,110)
                                --------------   ----------------   --------------   ----------------   --------------
                                --------------   ----------------   --------------   ----------------   --------------


                                   YEAR ENDED
                                OCTOBER 31, 1996
                                ----------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $    (4,508,835 )
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      176,889,538
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         (547,070 )
  Net change in unrealized
   appreciation (depreciation)
   of investments.............      (53,392,951 )
                                ----------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      118,440,682
                                ----------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................               --
  From net realized gain on
   investments................      (54,405,334 )
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................               --
  From net realized gain on
   investments................       (9,956,648 )
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................               --
  From net realized gain on
   investments................          (69,184 )
                                ----------------
    Total distributions.......      (64,431,166 )
                                ----------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and
   reinvested.................    2,138,295,778
  Decrease from capital shares
   repurchased................   (2,113,330,083 )
                                ----------------
    Net increase (decrease)
     from capital share
     transactions.............       24,965,695
                                ----------------
Total increase (decrease) in
 net assets...................       78,975,211
Net assets:
  Beginning of period.........      497,659,027
                                ----------------
  End of period...............  $   576,634,238 *
                                ----------------
                                ----------------
 * Includes
   undistributed/accumulated
   net investment income
   (loss).....................  $            --
                                ----------------
                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                      F27

                             GT GLOBAL THEME FUNDS

                                                                       GT GLOBAL
                                ---------------------------------------------------------------------------------------
                                         INFRASTRUCTURE                     NATURAL RESOURCES           TELECOMMUNICATIONS
                                        FUND-CONSOLIDATED                   FUND-CONSOLIDATED                FUND
                                ---------------------------------   ---------------------------------   ---------------
                                  SIX MONTHS                          SIX MONTHS                          SIX MONTHS
                                    ENDED                               ENDED                                ENDED
                                APRIL 30, 1997      YEAR ENDED      APRIL 30, 1997      YEAR ENDED      APRIL 30, 1997
                                 (UNAUDITED)     OCTOBER 31, 1996    (UNAUDITED)     OCTOBER 31, 1996     (UNAUDITED)
                                --------------   ----------------   --------------   ----------------   ---------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $    (291,638)     $   (421,987)    $  (1,105,369)    $  (1,055,526)    $   (11,391,453)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      3,738,348         5,308,138        (2,151,836)        7,316,705         (54,576,860)
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................         (5,257)          (86,155)          (63,673)           65,378            (315,312)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............      1,837,078         9,582,726       (20,933,673)       14,910,009          48,853,436
                                --------------   ----------------   --------------   ----------------   ---------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      5,278,531        14,382,722       (24,254,551)       21,236,566         (17,430,189)
                                --------------   ----------------   --------------   ----------------   ---------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................             --                --                --           (46,497)                 --
  From net realized gain on
   investments................     (1,943,416)               --        (1,916,175)           (9,643)        (95,677,108)
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................             --                --                --                --                  --
  From net realized gain on
   investments................     (2,732,936)               --        (2,367,869)          (10,136)        (83,595,488)
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................             --                --                --              (853)                 --
  From net realized gain on
   investments................        (17,129)               --          (134,145)              (69)           (176,806)
                                --------------   ----------------   --------------   ----------------   ---------------
    Total distributions.......     (4,693,481)               --        (4,418,189)          (67,198)       (179,449,402)
                                --------------   ----------------   --------------   ----------------   ---------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and
   reinvested.................     33,091,688        42,853,853       193,226,438       219,606,793       1,340,696,983
  Decrease from capital shares
   repurchased................    (21,771,413)      (51,456,466)     (165,367,667)     (155,468,156)     (1,706,555,585)
                                --------------   ----------------   --------------   ----------------   ---------------
    Net increase (decrease)
     from capital share
     transactions.............     11,320,275        (8,602,613)       27,858,771        64,138,637        (365,858,602)
                                --------------   ----------------   --------------   ----------------   ---------------
Total increase (decrease) in
 net assets...................     11,905,325         5,780,109          (813,969)       85,308,005        (562,738,193)
Net assets:
  Beginning of period.........     92,418,591        86,638,482       111,979,223        26,671,218       2,213,026,665
                                --------------   ----------------   --------------   ----------------   ---------------
  End of period...............  $ 104,323,916*     $ 92,418,591*    $ 111,165,254*    $ 111,979,223*    $ 1,650,288,472*
                                --------------   ----------------   --------------   ----------------   ---------------
                                --------------   ----------------   --------------   ----------------   ---------------
 * Includes
   undistributed/accumulated
   net investment income
   (loss).....................  $    (291,638)     $         --     $  (1,105,369)    $          --     $   (11,385,919)
                                --------------   ----------------   --------------   ----------------   ---------------
                                --------------   ----------------   --------------   ----------------   ---------------


                                   YEAR ENDED
                                OCTOBER 31, 1996
                                ----------------
Increase (decrease) in net
assets
Operations:
  Net investment income
   (loss).....................  $   (26,498,477)
  Net realized gain (loss) on
   investments and foreign
   currency transactions......      230,489,793
  Net change in unrealized
   appreciation (depreciation)
   on translation of assets
   and liabilities in foreign
   currencies.................      (21,852,465)
  Net change in unrealized
   appreciation (depreciation)
   of investments.............       (5,766,662)
                                ----------------
    Net increase (decrease) in
     net assets resulting from
     operations...............      176,372,189
                                ----------------
Class A:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................               --
  From net realized gain on
   investments................      (64,901,484)
Class B:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................               --
  From net realized gain on
   investments................      (54,643,650)
Advisor Class:
Distributions to shareholders:
 (Note 1)
  From net investment
   income.....................               --
  From net realized gain on
   investments................          (33,321)
                                ----------------
    Total distributions.......     (119,578,455)
                                ----------------
Capital share transactions:
(Note 4)
  Increase from capital shares
   sold and
   reinvested.................    3,156,330,159
  Decrease from capital shares
   repurchased................   (3,466,020,319)
                                ----------------
    Net increase (decrease)
     from capital share
     transactions.............     (309,690,160)
                                ----------------
Total increase (decrease) in
 net assets...................     (252,896,426)
Net assets:
  Beginning of period.........    2,465,923,091
                                ----------------
  End of period...............  $ 2,213,026,665*
                                ----------------
                                ----------------
 * Includes
   undistributed/accumulated
   net investment income
   (loss).....................  $            --
                                ----------------
                                ----------------

    The accompanying notes are an integral part of the financial statements.

                                      F28

                             GT GLOBAL THEME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             CONSUMER PRODUCTS AND SERVICES FUND
                                          --------------------------------------------------------------------------
                                                             CLASS A                               CLASS B
                                          ----------------------------------------------  --------------------------
                                           SIX MONTHS                 DECEMBER 30, 1994    SIX MONTHS
                                              ENDED                     (COMMENCEMENT         ENDED
                                            APRIL 30,    YEAR ENDED     OF OPERATIONS)      APRIL 30,    YEAR ENDED
                                              1997       OCTOBER 31,    TO OCTOBER 31,        1997       OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)        1995 (D)       (UNAUDITED) (D)  1996 (D)
                                          -------------  -----------  ------------------  -------------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   20.98     $   14.59       $   11.43         $   20.79     $   14.53
                                          -------------  -----------       --------       -------------  -----------
Income from investment operations:
  Net investment income (loss)..........        (0.07)        (0.22)           0.02*            (0.10)        (0.31)
  Net realized and unrealized gain
   (loss) on investments................        (2.22)         7.13            3.14             (2.22)         7.09
                                          -------------  -----------       --------       -------------  -----------
    Net increase (decrease) from
     investment operations..............        (2.29)         6.91            3.16             (2.32)         6.78
                                          -------------  -----------       --------       -------------  -----------
Distributions to shareholders:
  From net realized gain on
   investments..........................        (0.91)        (0.52)             --             (0.91)        (0.52)
                                          -------------  -----------       --------       -------------  -----------
    Total distributions.................        (0.91)        (0.52)             --             (0.91)        (0.52)
                                          -------------  -----------       --------       -------------  -----------
Net asset value, end of period..........    $   17.78     $   20.98       $   14.59         $   17.56     $   20.79
                                          -------------  -----------       --------       -------------  -----------
                                          -------------  -----------       --------       -------------  -----------

Total investment return (c).............       (11.47)%(b)      48.82%         27.65 % (b)      (11.68)%(b)      48.11%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  62,364     $  76,900       $   4,082         $  88,136     $  87,904
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc.
   (Notes 1, 2 & 5).....................        (0.64)%(a)      (1.14)%          0.20 % (a)       (1.14)%(a)      (1.64)%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.76)%(a)      (1.24)%        (11.11)% (a)       (1.26)%(a)      (1.74)%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc.
   (Notes 1, 2 & 5).....................         1.87%(a)       2.24%          2.32 % (a)        2.37%(a)       2.74%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         1.99%(a)       2.34%         13.63 % (a)        2.49%(a)       2.84%
Portfolio turnover rate++...............          425%(a)        169%           240 % (a)         425%(a)        169%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0352     $  0.0545             N/A         $  0.0352     $  0.0545


                                          DECEMBER 30, 1994
                                            (COMMENCEMENT
                                            OF OPERATIONS)
                                            TO OCTOBER 31,
                                               1995 (D)
                                          ------------------
Per Share Operating Performance:
Net asset value, beginning of period....      $   11.43
                                               --------
Income from investment operations:
  Net investment income (loss)..........          (0.04) *
  Net realized and unrealized gain
   (loss) on investments................           3.14
                                               --------
    Net increase (decrease) from
     investment operations..............           3.10
                                               --------
Distributions to shareholders:
  From net realized gain on
   investments..........................             --
                                               --------
    Total distributions.................             --
                                               --------
Net asset value, end of period..........      $   14.53
                                               --------
                                               --------
Total investment return (c).............          27.12 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $   2,959
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc.
   (Notes 1, 2 & 5).....................          (0.30)% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         (11.61)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc.
   (Notes 1, 2 & 5).....................           2.82 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................          14.13 % (a)
Portfolio turnover rate++...............            240 % (a)
Average commission rate per share paid
 on portfolio transactions++............            N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., net investment income per share would have been reduced by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F29

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                             CONSUMER PRODUCTS AND SERVICES FUND
                                          -----------------------------------------
                                                       ADVISOR CLASS+
                                          -----------------------------------------
                                           SIX MONTHS
                                              ENDED                   JUNE 1, 1995
                                            APRIL 30,    YEAR ENDED        TO
                                              1997       OCTOBER 31,   OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)     1995 (D)
                                          -------------  -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   21.15     $   14.64     $   11.84
                                          -------------  -----------  -------------
Income from investment operations:
  Net investment income (loss)..........        (0.03)        (0.13)         0.04*
  Net realized and unrealized gain
   (loss) on investments................        (2.22)         7.16          2.76
                                          -------------  -----------  -------------
    Net increase (decrease) from
     investment operations..............        (2.25)         7.03          2.80
                                          -------------  -----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................        (0.91)        (0.52)           --
                                          -------------  -----------  -------------
    Total distributions.................        (0.91)        (0.52)           --
                                          -------------  -----------  -------------
Net asset value, end of period..........    $   17.99     $   21.15     $   14.64
                                          -------------  -----------  -------------
                                          -------------  -----------  -------------

Total investment return (c).............       (11.18)%(b)      49.50%       23.65%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     874     $   7,446     $     164
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc.
   (Notes 1, 2 & 5).....................        (0.14)%(a)      (0.64)%        0.70%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.26)%(a)      (0.74)%      (10.61)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc.
   (Notes 1, 2 & 5).....................         1.37%(a)       1.74%        1.82%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         1.49%(a)       1.84%       13.13%(a)
Portfolio turnover rate++...............          425%(a)        169%         240%(a)
Average commission rate per share paid
 on portfolio transactions++............    $  0.0352(a)  $  0.0545           N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., net investment income per share would have been reduced by $1.12, $1.04 and $0.61 for Class A, Class B and Advisor Class, respectively.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F30

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           FINANCIAL SERVICES FUND
                                          ----------------------------------------------------------
                                                                   CLASS A
                                          ----------------------------------------------------------
                                           SIX MONTHS
                                              ENDED      YEAR ENDED OCTOBER 31,      MAY 31, 1994
                                            APRIL 30,                              (COMMENCEMENT OF
                                              1997       -----------------------    OPERATIONS) TO
                                          (UNAUDITED) (D)  1996 (D)   1995 (D)     OCTOBER 31, 1994
                                          -------------  ----------  -----------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.20    $   11.92    $   11.62       $   11.43
                                          -------------  ----------  -----------       --------
Income from investment operations:
  Net investment income (loss)..........         0.09*        0.05* *       0.17 * *          0.02* * * *
  Net realized and unrealized gain on
   investments..........................         1.58         2.36         0.13            0.17
                                          -------------  ----------  -----------       --------
    Net increase from investment
     operations.........................         1.67         2.41         0.30            0.19
                                          -------------  ----------  -----------       --------
Distributions to shareholders:
  From net investment income............           --        (0.12)          --              --
  From net realized gain on
   investments..........................        (0.99)       (0.01)          --              --
                                          -------------  ----------  -----------       --------
    Total distributions.................        (0.99)       (0.13)          --              --
                                          -------------  ----------  -----------       --------
Net asset value, end of period..........    $   14.88    $   14.20    $   11.92       $   11.62
                                          -------------  ----------  -----------       --------
                                          -------------  ----------  -----------       --------

Total investment return (c).............        12.40%(b)     20.21%       2.58%           1.66 % (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  20,584    $   7,302    $   5,687       $   3,175
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2 & 5)....         1.30%(a)      0.41%       1.46%           0.66 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         0.81%(a)     (0.66)%      (5.34)%         (7.26)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2 & 5)....         2.36%(a)      2.32%       2.34%           2.40 % (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.85%(a)      3.39%       9.14%          10.32 % (a)
Portfolio turnover rate++...............          127%(a)       103%        170%             53 % (a)
Average commission rate per share paid
 on portfolio transactions++............    $  0.0015    $  0.0080          N/A             N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for each of the three classes.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.13 for each of the three classes.
 * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59 and $0.30 for Class A, Class B and Advisor Class, respectively.
 * * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.23 for Class
     A and Class B.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F31

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         FINANCIAL SERVICES FUND
                                          --------------------------------------------------------------------------------------
                                                                   CLASS B                                  ADVISOR CLASS+
                                          ----------------------------------------------------------  --------------------------
                                           SIX MONTHS                                                  SIX MONTHS
                                              ENDED      YEAR ENDED OCTOBER 31,      MAY 31, 1994         ENDED
                                            APRIL 30,                              (COMMENCEMENT OF     APRIL 30,    YEAR ENDED
                                              1997       -----------------------    OPERATIONS) TO        1997       OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)   1995 (D)     OCTOBER 31, 1994   (UNAUDITED) (D)  1996 (D)
                                          -------------  ----------  -----------  ------------------  -------------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.06    $   11.83    $   11.60       $   11.43         $   14.26     $   11.95
                                          -------------  ----------  -----------       --------       -------------  -----------
Income from investment operations:
  Net investment income (loss)..........         0.05*       (0.01) **       0.11 * *          0.00 * * *        0.12*       0.12**
  Net realized and unrealized gain on
   investments..........................         1.58         2.34         0.12            0.17              1.61          2.36
                                          -------------  ----------  -----------       --------       -------------  -----------
    Net increase from investment
     operations.........................         1.63         2.33         0.23            0.17              1.73          2.48
                                          -------------  ----------  -----------       --------       -------------  -----------
Distributions to shareholders:
  From net investment income............           --        (0.09)          --              --                --         (0.16)
  From net realized gain on
   investments..........................        (0.99)       (0.01)          --              --             (0.99)        (0.01)
                                          -------------  ----------  -----------       --------       -------------  -----------
    Total distributions.................        (0.99)       (0.10)          --              --             (0.99)        (0.17)
                                          -------------  ----------  -----------       --------       -------------  -----------
Net asset value, end of period..........    $   14.70    $   14.06    $   11.83       $   11.60         $   15.00     $   14.26
                                          -------------  ----------  -----------       --------       -------------  -----------
                                          -------------  ----------  -----------       --------       -------------  -----------

Total investment return (c).............        11.99%(b)     19.81%       1.98%           1.49 % (b)       12.64%(b)      20.87%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  25,028    $   9,886    $   4,548       $   2,235         $     171     $      72
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2 & 5)....         0.80%(a)     (0.09)%       0.96%          0.16 % (a)        1.80%(a)       0.91%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         0.31%(a)     (1.16)%      (5.84)%         (7.76)% (a)        1.31%(a)      (0.16)%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2 & 5)....         2.86%(a)      2.82%       2.84%           2.90 % (a)        1.86%(a)       1.82%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         3.35%(a)      3.89%       9.64%          10.82 % (a)        2.35%(a)       2.89%
Portfolio turnover rate++...............          127%(a)       103%        170%             53 % (a)         127%(a)        103%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0015    $  0.0080          N/A             N/A         $  0.0015     $  0.0080


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.09
                                          -------------
Income from investment operations:
  Net investment income (loss)..........         0.09* * *
  Net realized and unrealized gain on
   investments..........................         0.77
                                          -------------
    Net increase from investment
     operations.........................         0.86
                                          -------------
Distributions to shareholders:
  From net investment income............           --
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   11.95
                                          -------------
                                          -------------
Total investment return (c).............         7.75%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $      31
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2 & 5)....         1.96%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (4.84)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1, 2 & 5)....         1.84%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         8.64%(a)
Portfolio turnover rate++...............          170%
Average commission rate per share paid
 on portfolio transactions++............          N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for each of the three classes.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.13 for each of the three classes.
 * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.59, $0.59 and $0.30 for Class A, Class B and Advisor Class, respectively.
 * * * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.23 for Class
     A and Class B.
  +  Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F32

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           HEALTH CARE FUND
                                -----------------------------------------------------------------------
                                                               CLASS A+
                                -----------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED
                                 APRIL 30,                     YEAR ENDED OCTOBER 31,
                                   1997       ---------------------------------------------------------
                                (UNAUDITED)   1996 (D)      1995      1994 (D)    1993 (D)      1992
                                -----------   ---------   ---------   ---------   ---------   ---------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................   $  23.60     $  21.84    $  19.60    $  17.86    $  17.44    $  19.29
                                -----------   ---------   ---------   ---------   ---------   ---------
Income from investment
 operations:
  Net investment loss.........      (0.12)       (0.17)      (0.15)      (0.22)      (0.15)      (0.18)
  Net realized and unrealized
   gain (loss) on
   investments................      (0.51)        4.79        3.73        2.02        0.57       (1.53)
                                -----------   ---------   ---------   ---------   ---------   ---------
    Net increase (decrease)
     from investment
     operations...............      (0.63)        4.62        3.58        1.80        0.42       (1.71)
                                -----------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net realized gain on
   investments................      (1.85)       (2.86)      (1.34)         --          --       (0.14)
  In excess of net realized
   gain on investments........         --           --          --       (0.06)         --          --
                                -----------   ---------   ---------   ---------   ---------   ---------
    Total distributions.......      (1.85)       (2.86)      (1.34)      (0.06)         --       (0.14)
                                -----------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of
 period.......................   $  21.12     $  23.60    $  21.84    $  19.60    $  17.86    $  17.44
                                -----------   ---------   ---------   ---------   ---------   ---------
                                -----------   ---------   ---------   ---------   ---------   ---------

Total investment return (c)...      (3.11)%(b)    23.14%     19.79%      10.11%        2.4%       (8.9)%
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................   $389,919     $467,861    $426,380    $438,940    $461,113    $655,867
Ratio of net investment loss
 to average net assets........      (0.94)%(a)    (0.71)%    (0.72)%     (1.23)%     (0.90)%     (0.97)%
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............       1.79%(a)     1.80%       1.85%       1.98%        2.0%       2.05%
  Without expense
   reductions.................       1.81%(a)     1.84%       1.91%         --%*        --%*        --%*
Portfolio turnover rate++++...        218%(a)      157%         99%         64%         61%         30%
Average commission rate per
 share paid on portfolio
 transactions++++.............   $ 0.0545     $ 0.0548         N/A         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F33

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    HEALTH CARE FUND
                                -----------------------------------------------------------------------------------------
                                                          CLASS B++                                 ADVISOR CLASS+++
                                -------------------------------------------------------------   -------------------------
                                SIX MONTHS                                                      SIX MONTHS
                                   ENDED                                        APRIL 1, 1993      ENDED
                                 APRIL 30,        YEAR ENDED OCTOBER 31,             TO          APRIL 30,    YEAR ENDED
                                   1997       -------------------------------    OCTOBER 31,       1997       OCTOBER 31,
                                (UNAUDITED)   1996 (D)    1995 (D)   1994 (D)     1993 (D)      (UNAUDITED)    1996 (D)
                                -----------   ---------   --------   --------   -------------   -----------   -----------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................   $  23.15     $  21.56    $ 19.46    $ 17.80       $15.59        $ 23.77       $ 21.88
                                -----------   ---------   --------   --------   -------------   -----------   -----------
Income from investment
 operations:
  Net investment loss.........      (0.15)       (0.27)     (0.25)     (0.32)       (0.14)         (0.08)        (0.05)
  Net realized and unrealized
   gain (loss) on
   investments................      (0.51)        4.72       3.69       2.02         2.35          (0.51)         4.80
                                -----------   ---------   --------   --------   -------------   -----------   -----------
    Net increase (decrease)
     from investment
     operations...............      (0.66)        4.45       3.44       1.70         2.21          (0.59)         4.75
                                -----------   ---------   --------   --------   -------------   -----------   -----------
Distributions to shareholders:
  From net realized gain on
   investments................      (1.85)       (2.86)     (1.34)        --           --          (1.85)        (2.86)
  In excess of net realized
   gain on investments........         --           --         --      (0.04)          --             --            --
                                -----------   ---------   --------   --------   -------------   -----------   -----------
    Total distributions.......      (1.85)       (2.86)     (1.34)     (0.04)          --          (1.85)        (2.86)
                                -----------   ---------   --------   --------   -------------   -----------   -----------
Net asset value, end of
 period.......................   $  20.64     $  23.15    $ 21.56    $ 19.46       $17.80        $ 21.33       $ 23.77
                                -----------   ---------   --------   --------   -------------   -----------   -----------
                                -----------   ---------   --------   --------   -------------   -----------   -----------

Total investment return (c)...      (3.31)%(b)    22.59%    19.17%      9.55%       14.20% (b)     (2.91)%)(b)    23.82%
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................   $114,216     $107,622    $70,740    $39,100       $8,604        $   971       $ 1,152
Ratio of net investment loss
 to average net assets........      (1.44)%(a)    (1.21)%   (1.22)%    (1.73)%       (1.4)% (a)    (0.44)% (a)    (0.21)%
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............       2.29%(a)     2.30%      2.35%      2.48%        2.50% (a)      1.29% (a)     1.30%
  Without expense
   reductions.................       2.31%(a)     2.34%      2.41%        --%*         --% *        1.31% (a)     1.34%
Portfolio turnover rate++++...        218%(a)      157%        99%        64%          61%           218% (a)      157%
Average commission rate per
 share paid on portfolio
 transactions++++.............   $ 0.0545     $ 0.0548        N/A        N/A          N/A        $0.0545       $0.0548


                                JUNE 1, 1995
                                     TO
                                OCTOBER 31,
                                    1995
                                ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................    $18.66
                                ------------
Income from investment
 operations:
  Net investment loss.........     (0.02)
  Net realized and unrealized
   gain (loss) on
   investments................      3.24
                                ------------
    Net increase (decrease)
     from investment
     operations...............      3.22
                                ------------
Distributions to shareholders:
  From net realized gain on
   investments................        --
  In excess of net realized
   gain on investments........        --
                                ------------
    Total distributions.......        --
                                ------------
Net asset value, end of
 period.......................    $21.88
                                ------------
                                ------------
Total investment return (c)...     17.10% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................    $  539
Ratio of net investment loss
 to average net assets........     (0.22)% (a)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............      1.35% (a)
  Without expense
   reductions.................      1.41% (a)
Portfolio turnover rate++++...        99%
Average commission rate per
 share paid on portfolio
 transactions++++.............       N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratios of expenses to average net assets" was made without considering the effect of expense reduction, if any.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F34

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                            INFRASTRUCTURE FUND
                                          --------------------------------------------------------
                                                                  CLASS A
                                          --------------------------------------------------------
                                           SIX MONTHS
                                              ENDED      YEAR ENDED OCTOBER 31,    MAY 31, 1994
                                            APRIL 30,                            (COMMENCEMENT OF
                                              1997       ----------------------   OPERATIONS) TO
                                          (UNAUDITED) (D)  1996 (D)     1995     OCTOBER 31, 1994
                                          -------------  ----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.42    $   12.11   $   12.47       $   11.43
                                          -------------  ----------  ----------  -----------------
Income from investment operations:
  Net investment income (loss)..........        (0.02)       (0.03)      (0.03) *          0.01* *
  Net realized and unrealized gain
   (loss) on investments................         0.87         2.34       (0.33)           1.03
                                          -------------  ----------  ----------  -----------------
    Net increase (decrease) from
     investment operations..............         0.85         2.31       (0.36)           1.04
                                          -------------  ----------  ----------  -----------------
Distributions to shareholders:
  From net realized gain on
   investments..........................        (0.72)          --          --              --
                                          -------------  ----------  ----------  -----------------
    Total distributions.................        (0.72)          --          --              --
                                          -------------  ----------  ----------  -----------------
Net asset value, end of period..........    $   14.55    $   14.42   $   12.11       $   12.47
                                          -------------  ----------  ----------  -----------------
                                          -------------  ----------  ----------  -----------------

Total investment return (c).............         6.02%(b)     19.08%     (2.89)%          9.10% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  42,912    $  38,397   $  36,241       $  23,615
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......        (0.28)%(a)     (0.19)%     (0.32)%          0.41% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.36)%(a)     (0.30)%     (0.58)%         (0.47)% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.03%(a)      2.14%      2.36%           2.40% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.11%(a)      2.25%      2.62%           3.28% (a)
Portfolio turnover rate++...............           49%(a)        41%        45%             18% (a)
Average commission rate per share paid
 on portfolio transactions++............    $  0.0035    $  0.0109         N/A             N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F35

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          INFRASTRUCTURE FUND
                                          ------------------------------------------------------------------------------------
                                                                  CLASS B                                 ADVISOR CLASS+
                                          --------------------------------------------------------  --------------------------
                                           SIX MONTHS                                                SIX MONTHS
                                              ENDED      YEAR ENDED OCTOBER 31,    MAY 31, 1994         ENDED
                                            APRIL 30,                            (COMMENCEMENT OF     APRIL 30,    YEAR ENDED
                                              1997       ----------------------   OPERATIONS) TO        1997       OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)     1995     OCTOBER 31, 1994   (UNAUDITED) (D)  1996 (D)
                                          -------------  ----------  ----------  -----------------  -------------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.24    $   12.03   $   12.45       $   11.43        $   14.52     $   12.14
                                          -------------  ----------  ----------  -----------------  -------------  -----------
Income from investment operations:
  Net investment income (loss)..........        (0.06)       (0.09)      (0.09) *         (0.01) * *        0.02         0.04
  Net realized and unrealized gain
   (loss) on investments................         0.88         2.30       (0.33)           1.03             0.91          2.34
                                          -------------  ----------  ----------  -----------------  -------------  -----------
    Net increase (decrease) from
     investment operations..............         0.82         2.21       (0.42)           1.02             0.93          2.38
                                          -------------  ----------  ----------  -----------------  -------------  -----------
Distributions to shareholders:
  From net realized gain on
   investments..........................        (0.72)          --          --              --            (0.72)           --
                                          -------------  ----------  ----------  -----------------  -------------  -----------
    Total distributions.................        (0.72)          --          --              --            (0.72)           --
                                          -------------  ----------  ----------  -----------------  -------------  -----------
Net asset value, end of period..........    $   14.34    $   14.24   $   12.03       $   12.45        $   14.73     $   14.52
                                          -------------  ----------  ----------  -----------------  -------------  -----------
                                          -------------  ----------  ----------  -----------------  -------------  -----------

Total investment return (c).............         5.80%(b)     18.37%     (3.37)%          8.92% (b)        6.48%(b)      19.60%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  60,954    $  53,678   $  50,181       $  30,954        $     458     $     344
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......        (0.78)%(a)     (0.69)%     (0.82)%         (0.09)% (a)        0.22%(a)       0.31%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.86)%(a)     (0.80)%     (1.08)%         (0.97)% (a)        0.14%(a)       0.20%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.53%(a)      2.64%      2.86%           2.90% (a)        1.53%(a)       1.64%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.61%(a)      2.75%      3.12%           3.78% (a)        1.61%(a)       1.75%
Portfolio turnover rate++...............           49%(a)        41%        45%             18% (a)          49%(a)         41%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0035    $  0.0109         N/A             N/A        $  0.0035     $  0.0109


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   12.00
                                          -------------
Income from investment operations:
  Net investment income (loss)..........         0.02*
  Net realized and unrealized gain
   (loss) on investments................         0.12
                                          -------------
    Net increase (decrease) from
     investment operations..............         0.14
                                          -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   12.14
                                          -------------
                                          -------------
Total investment return (c).............         1.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     216
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         0.18%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.08)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         1.86%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.12%(a)
Portfolio turnover rate++...............           45%
Average commission rate per share paid
 on portfolio transactions++............          N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.03 for Class A shares, $0.03 for Class B shares, and $0.02 for Advisor Class shares.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.02 for Class A and Class B from May 31, 1994 to October 31, 1994.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F36

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                          NATURAL RESOURCES FUND
                                          ------------------------------------------------------
                                                                 CLASS A
                                          ------------------------------------------------------
                                                                                  MAY 31, 1994
                                           SIX MONTHS                             (COMMENCEMENT
                                              ENDED      YEAR ENDED OCTOBER 31,  OF OPERATIONS)
                                            APRIL 30,                                  TO
                                              1997       ----------------------    OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)     1995          1994
                                          -------------  ----------  ----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   17.43    $   11.44   $   12.41      $   11.43
                                          -------------  ----------  ----------  ---------------
Income from investment operations:
  Net investment income (loss)..........        (0.12)       (0.24)       0.04*          0.06* *
  Net realized and unrealized gain
   (loss) on investments................        (2.46)        6.28       (0.98)          0.92
                                          -------------  ----------  ----------  ---------------
    Net increase (decrease) from
     investment operations..............        (2.58)        6.04       (0.94)          0.98
                                          -------------  ----------  ----------  ---------------
Distributions to shareholders:
  From net investment income............           --        (0.04)      (0.03)            --
  From net realized gain on
   investments..........................        (0.61)       (0.01)         --             --
                                          -------------  ----------  ----------  ---------------
    Total distributions.................        (0.61)       (0.05)      (0.03)            --
                                          -------------  ----------  ----------  ---------------
Net asset value, end of period..........    $   14.24    $   17.43   $   11.44      $   12.41
                                          -------------  ----------  ----------  ---------------
                                          -------------  ----------  ----------  ---------------

Total investment return (c).............       (15.43)%(b)     53.04%     (7.58)%         8.57% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  46,344    $  48,729   $  12,598      $  14,797
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......        (1.42)%(a)     (1.55)%      0.41%         2.63% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (1.50)%(a)     (1.65)%     (0.69)%         0.65% (a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.10%(a)      2.20%      2.37%          2.40% (a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.18%(a)      2.30%      3.47%          4.38% (a)
Portfolio turnover rate++...............          395%(a)        94%        87%           137%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0085    $  0.0243         N/A            N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13 and $0.12 for Class A, Class B and Advisor Class, respectively.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F37

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        NATURAL RESOURCES FUND
                                          ----------------------------------------------------------------------------------
                                                                 CLASS B
                                          ------------------------------------------------------        ADVISOR CLASS+
                                                                                  MAY 31, 1994    --------------------------
                                           SIX MONTHS                             (COMMENCEMENT    SIX MONTHS
                                              ENDED      YEAR ENDED OCTOBER 31,  OF OPERATIONS)       ENDED
                                            APRIL 30,                                  TO           APRIL 30,    YEAR ENDED
                                              1997       ----------------------    OCTOBER 31,        1997       OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)     1995          1994        (UNAUDITED) (D)  1996 (D)
                                          -------------  ----------  ----------  ---------------  -------------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $   17.29    $   11.36   $   12.38      $   11.43       $   17.47     $   11.47
                                          -------------  ----------  ----------  ---------------  -------------  -----------
Income from investment operations:
  Net investment income (loss)..........        (0.14)       (0.31)      (0.02) *         0.03* *       (0.09)        (0.17)
  Net realized and unrealized gain
   (loss) on investments................        (2.46)        6.25       (0.98)          0.92           (2.46)         6.28
                                          -------------  ----------  ----------  ---------------  -------------  -----------
    Net increase (decrease) from
     investment operations..............        (2.60)        5.94       (1.00)          0.95           (2.55)         6.11
                                          -------------  ----------  ----------  ---------------  -------------  -----------
Distributions to shareholders:
  From net investment income............           --           --       (0.02)            --              --         (0.10)
  From net realized gain on
   investments..........................        (0.61)       (0.01)         --             --           (0.61)        (0.01)
                                          -------------  ----------  ----------  ---------------  -------------  -----------
    Total distributions.................        (0.61)       (0.01)      (0.02)            --           (0.61)        (0.11)
                                          -------------  ----------  ----------  ---------------  -------------  -----------
Net asset value, end of period..........    $   14.08    $   17.29   $   11.36      $   12.38       $   14.31     $   17.47
                                          -------------  ----------  ----------  ---------------  -------------  -----------
                                          -------------  ----------  ----------  ---------------  -------------  -----------

Total investment return (c).............       (15.68)%(b)     52.39%     (8.05)%         8.31% (b)      (15.22)%(b)      53.76%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  62,925    $  57,749   $  13,978      $  13,404       $   1,896     $   5,502
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......        (1.92)%(a)     (2.05)%     (0.09)%         2.13% (a)       (0.92)%(a)      (1.05)%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (2.00)%(a)     (2.15)%     (1.19)%         0.15% (a)       (1.00)%(a)      (1.15)%
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         2.60%(a)      2.70%      2.87%          2.90% (a)        1.60%(a)       1.70%
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.68%(a)      2.80%      3.97%          4.88% (a)        1.68%(a)       1.80%
Portfolio turnover rate++...............          395%(a)        94%        87%           137%            395%(a)         94%
Average commission rate per share paid
 on portfolio transactions++............    $  0.0085    $  0.0243         N/A            N/A       $  0.0085     $  0.0243


                                          JUNE 1, 1995
                                               TO
                                           OCTOBER 31,
                                              1995
                                          -------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.45
                                          -------------
Income from investment operations:
  Net investment income (loss)..........         0.11*
  Net realized and unrealized gain
   (loss) on investments................        (0.09)
                                          -------------
    Net increase (decrease) from
     investment operations..............         0.02
                                          -------------
Distributions to shareholders:
  From net investment income............           --
  From net realized gain on
   investments..........................           --
                                          -------------
    Total distributions.................           --
                                          -------------
Net asset value, end of period..........    $   11.47
                                          -------------
                                          -------------
Total investment return (c).............         0.17%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $      95
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         0.91%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................        (0.19)%(a)
Ratio of expenses to average net assets:
  With expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc. (Notes 1 & 5).......         1.87%(a)
  Without expense reductions and
   reimbursement by Chancellor LGT Asset
   Management, Inc......................         2.97%(a)
Portfolio turnover rate++...............           87%
Average commission rate per share paid
 on portfolio transactions++............          N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income (loss) per share would have been reduced (increased) by $0.14, $0.13 and $0.12 for Class A, Class B and Advisor Class, respectively.
 * * Before reimbursement by Chancellor LGT Asset Management, Inc., the net investment income per share would have been reduced by $0.04 for Class A and Class B.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover and average commission rates are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F38

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                           TELECOMMUNICATIONS FUND
                                          -----------------------------------------------------------------------------------------
                                                                                  CLASS A+
                                          -----------------------------------------------------------------------------------------
                                                                                                                   JANUARY 27, 1992
                                            SIX MONTHS                                                              (COMMENCEMENT
                                              ENDED                       YEAR ENDED OCTOBER 31,                    OF OPERATIONS)
                                          APRIL 30, 1997   -----------------------------------------------------    TO OCTOBER 31,
                                          (UNAUDITED) (D)   1996 (D)        1995        1994 (D)        1993             1992
                                          --------------   -----------   -----------   -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $  16.69       $    16.42    $    17.80    $    16.92    $    11.16       $  11.43
                                          --------------   -----------   -----------   -----------   -----------   ----------------
Income from investment operations:
  Net investment income (loss)..........       (0.08)           (0.13)        (0.09)        (0.01)         0.08           0.14*
  Net realized and unrealized gain
   (loss) on investments................       (0.16)            1.22         (0.43)         1.17          5.83          (0.41)
                                          --------------   -----------   -----------   -----------   -----------   ----------------
    Net increase (decrease) from
     investment operations..............       (0.24)            1.09         (0.52)         1.16          5.91          (0.27)
                                          --------------   -----------   -----------   -----------   -----------   ----------------
Distributions to shareholders:
  From net investment income............          --               --            --         (0.01)        (0.15)            --
  From net realized gain on
   investments..........................       (1.41)           (0.82)        (0.86)        (0.27)           --             --
                                          --------------   -----------   -----------   -----------   -----------   ----------------
    Total distributions.................       (1.41)           (0.82)        (0.86)        (0.28)        (0.15)            --
                                          --------------   -----------   -----------   -----------   -----------   ----------------
Net asset value, end of period..........    $  15.04       $    16.69    $    16.42    $    17.80    $    16.92       $  11.16
                                          --------------   -----------   -----------   -----------   -----------   ----------------
                                          --------------   -----------   -----------   -----------   -----------   ----------------

Total investment return (c).............       (1.81)% (b)       7.00%        (2.88)%        7.02%        53.60%          (2.4)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $876,879       $1,204,428    $1,353,722    $1,644,402    $1,223,340       $442,862
Ratio of net investment income (loss) to
 average net assets.....................       (0.93)% (a)      (0.84)%       (0.49)%       (0.02)%        0.80%           2.1% (a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................        1.84% (a)        1.74%         1.77%         1.80%          2.0%           2.3% (a)
  Without expense reductions............        1.89% (a)        1.79%         1.83%           --%**         --%**          --% * *
Portfolio turnover rate++++.............          27% (a)          37%           62%           57%           41%             4% (a)
Average commission rate per share paid
 on portfolio transactions++++..........    $ 0.0125       $   0.0165           N/A           N/A           N/A            N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the weighted average shares outstanding during the period.
  * Includes reimbursements by Chancellor LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income to average net assets would have been 2.04% (See Note 2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F39

                             GT GLOBAL THEME FUNDS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        TELECOMMUNICATIONS FUND
                                ------------------------------------------------------------------------
                                                               CLASS B++
                                ------------------------------------------------------------------------
                                  SIX MONTHS                                               APRIL 1, 1993
                                    ENDED                YEAR ENDED OCTOBER 31,                 TO
                                APRIL 30, 1997   ---------------------------------------    OCTOBER 31,
                                (UNAUDITED) (D)   1996 (D)        1995        1994 (D)         1993
                                --------------   -----------   -----------   -----------   -------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................    $  16.37       $    16.20    $    17.66    $    16.87      $  12.68
                                --------------   -----------   -----------   -----------   -------------
Income from investment
 operations:
  Net investment income
   (loss).....................       (0.11)           (0.23)        (0.17)        (0.10)         0.01
  Net realized and unrealized
   gain (loss) on
   investments................       (0.16)            1.22         (0.43)         1.17          4.18
                                --------------   -----------   -----------   -----------   -------------
    Net increase (decrease)
     from investment
     operations...............       (0.27)            0.99         (0.60)         1.07          4.19
                                --------------   -----------   -----------   -----------   -------------
Distributions to shareholders:
  From net investment
   income.....................          --               --            --         (0.01)           --
  From net realized gain on
   investments................       (1.41)           (0.82)        (0.86)        (0.27)           --
                                --------------   -----------   -----------   -----------   -------------
    Total distributions.......       (1.41)           (0.82)        (0.86)        (0.28)           --
                                --------------   -----------   -----------   -----------   -------------
Net asset value, end of
 period.......................    $  14.69       $    16.37    $    16.20    $    17.66      $  16.87
                                --------------   -----------   -----------   -----------   -------------
                                --------------   -----------   -----------   -----------   -------------

Total investment return (c)...       (2.04)% (b)       6.46%        (3.37)%        6.50%         33.0% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................    $772,574       $1,007,654    $1,111,520    $1,184,081      $455,335
Ratio of net investment income
 (loss) to average net
 assets.......................       (1.43)% (a)      (1.34)%       (0.99)%       (0.52)%         0.3% (a)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............        2.34% (a)        2.24%         2.27%         2.30%          2.5% (a)
  Without expense
   reductions.................        2.39% (a)        2.29%         2.33%           --%*          --% *
Portfolio turnover rate++++...          27% (a)          37%           62%           57%           41%
Average commission rate per
 share paid on portfolio
 transactions++++.............    $ 0.0125       $   0.0165           N/A           N/A           N/A


                                             ADVISOR CLASS+++
                                -------------------------------------------
                                  SIX MONTHS                   JUNE 1, 1995
                                    ENDED        YEAR ENDED         TO
                                APRIL 30, 1997   OCTOBER 31,   OCTOBER 31,
                                (UNAUDITED) (D)   1996 (D)         1995
                                --------------   -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................     $ 16.81        $ 16.46        $15.24
                                --------------   -----------   ------------
Income from investment
 operations:
  Net investment income
   (loss).....................       (0.04)         (0.05)           --
  Net realized and unrealized
   gain (loss) on
   investments................       (0.16)          1.22          1.22
                                --------------   -----------   ------------
    Net increase (decrease)
     from investment
     operations...............       (0.20)          1.17          1.22
                                --------------   -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................          --             --            --
  From net realized gain on
   investments................       (1.41)         (0.82)           --
                                --------------   -----------   ------------
    Total distributions.......       (1.41)         (0.82)           --
                                --------------   -----------   ------------
Net asset value, end of
 period.......................     $ 15.20        $ 16.81        $16.46
                                --------------   -----------   ------------
                                --------------   -----------   ------------
Total investment return (c)...       (1.54)% (b)     7.49%         7.94% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................     $   836        $   945        $  681
Ratio of net investment income
 (loss) to average net
 assets.......................       (0.43)% (a)    (0.34)%        0.01% (a)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Notes 1 & 5)..............        1.34% (a)      1.24%         1.27% (a)
  Without expense
   reductions.................        1.39% (a)      1.29%         1.33% (a)
Portfolio turnover rate++++...          27% (a)        37%           62%
Average commission rate per
 share paid on portfolio
 transactions++++.............     $0.0125        $0.0165           N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon the weighted average shares outstanding during the period.
  * Includes reimbursements by Chancellor LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income to average net assets would have been 2.04% (See Note 2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F40

                             GT GLOBAL THEME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Health Care Fund, GT Global Infrastructure Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund ("Funds") are separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Theme Funds". The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund each invests substantially all of its investable assets in Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio, and Global Natural Resources Portfolio ("Portfolios"), respectively. Each of these Portfolios is organized as a subtrust of a New York common law trust ("Trust") and is registered under the 1940 Act as an open-end investment management company.

The Portfolios have investment objectives, policies, and limitations substantially identical to those of their corresponding Funds. Therefore, the financial statements of the aformentioned Funds and their respective Portfolios have been presented on a consolidated basis, and represent all activities of both the respective Funds and Portfolios. Through April 30, 1997, all of the shares of beneficial interest of each Portfolio were owned by either its respective Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in each Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds and Portfolios in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolios (the phrase "Fund or Portfolio" hereinafter includes the GT Global Health Care Fund, The GT Global Telecommunications Fund, and the four Portfolios) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                      F41

                             GT GLOBAL THEME FUNDS

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or

                                      F42

                             GT GLOBAL THEME FUNDS

Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds or
Portfolios:

                                                                                              APRIL 30, 1997
                                                                                  --------------------------------------
                                                                                  AGGREGATE VALUE ON
                                                                                         LOAN           CASH COLLATERAL
                                                                                  -------------------  -----------------
Global Consumer Products and Services Portfolio.................................   $       6,744,955   $       7,089,430
Global Financial Services Portfolio.............................................           3,192,898           3,660,429
GT Global Health Care Fund......................................................          47,366,285          48,736,900
Global Infrastructure Portfolio.................................................           7,405,266           7,673,825
Global Natural Resources Portfolio..............................................           6,800,288           6,945,000
GT Global Telecommunications Fund...............................................         218,940,949         219,016,373

                                                                                    PERIOD ENDED
                                                                                   APRIL 30, 1997
                                                                                  ----------------
                                                                                   FEES RECEIVED
                                                                                  ----------------
Global Consumer Products and Services Portfolio.................................    $     67,584
Global Financial Services Portfolio.............................................           4,811
GT Global Health Care Fund......................................................          33,365
Global Infrastructure Portfolio.................................................          39,734
Global Natural Resources Portfolio..............................................          20,218
GT Global Telecommunications Fund...............................................         418,540

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian and other administrative expenses.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, unrealized appreciation of securities held, or exise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund in connection with their organizations, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500, $63,100, $51,500, and $51,500, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

In addition, each Fund or Portfolio may focus its investments in certain related consumer products and services, financial services, health care, infrastructure, natural resources, or telecommunications industries, subjecting the Fund or Portfolio to greater risk than a fund that is more diversified.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered.

                                      F43

                             GT GLOBAL THEME FUNDS

Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

(O) LINE OF CREDIT
Each of the Funds, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000. Each of these six funds is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1997, the Funds had no borrowings outstanding.

For the six months ended April 30, 1997, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the GT Global Health Care Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund was $5,133,333, $4,600,000, $31,620,690, respectively. The average interest rate for the GT Global Health Care Fund, GT Global Natural Resources Fund and GT Global Telecommunications Fund was 6.70%, 6.55% and 6.35%, respectively. Interest incurred on these funds for the period ended April 30, 1997 for the GT Global Health Care Fund, GT Global Natural Resources Fund, and GT Global Telecommunications Fund was $21,656, $17,363, and $482,532, respectively. Interest incurred is included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolios' investment manager and administrator. GT Global Consumer Products and Services Fund, GT Global Financial Services Fund, GT Global Infrastructure Fund, and GT Global Natural Resources Fund each pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. Each of the Portfolios pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. GT Global Health Care Fund and GT Global Telecommunications Fund each pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the shedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1997, GT Global retained the following sales charges: $72,857 for the GT Global Consumer Products and Services Fund, $9,977 for the GT Global Financial Services Fund, $36,269 for the GT Global Health Care Fund, $15,887 for the GT Global Infrastructure Fund, $50,465 for the GT Global Natural Resources Fund, and $80,333 for the GT Global Telecommunications Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the period ended April 30, 1997, as follows: $5,032 for the GT Global Consumer Products and Services Fund, $0 for the GT Global Financial Services Fund, $24,629 for the GT Global Health Care Fund, $115 for the GT Global Infrastructure Fund, $1,774 for the GT Global Natural Resources Fund, and $23,183 for the GT Global Telecommunications Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the period ended April 30, 1997, GT Global collected CDSCs in the amount of: $168,551 for the GT Global Consumer Products and Services Fund, $26,428 for the GT Global Financial Services Fund, $205,709 for the GT Global Health Care Fund, $109,256 for the GT Global Infrastructure Fund, $140,247 for the GT Global Natural Resources Fund, and $4,327,630 for the GT Global Telecommunications Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distributions expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be

                                      F44

                             GT GLOBAL THEME FUNDS

carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds and Portfolios. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each Director who is not an employee, officer or director of the Manager, or any other affiliated company $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the period ended April 30, 1997:

                       PURCHASES AND SALES OF SECURITIES

                                                                                            PURCHASES
                                                                                  ------------------------------
PORTFOLIO                                                                         U.S. GOVERNMENT   OTHER ISSUES
--------------------------------------------------------------------------------  ---------------   ------------
Global Consumer Products and Services Portfolio.................................   $         --     $338,175,502
Global Financial Services Portfolio.............................................             --       38,457,045
GT Global Health Care Fund......................................................             --      570,617,772
Global Infrastructure Portfolio.................................................             --       24,309,653
Global Natural Resources Portfolio..............................................             --      230,282,609
GT Global Telecommunications Fund...............................................             --      251,954,774

                                                                                              SALES
                                                                                  ------------------------------
PORTFOLIO                                                                         U.S. GOVERNMENT   OTHER ISSUES
--------------------------------------------------------------------------------  ---------------   ------------
Global Consumer Products and Services Portfolio                                    $         --     $355,175,171
Global Financial Services Portfolio.............................................             --       17,026,640
GT Global Health Care Fund......................................................             --      570,509,130
Global Infrastructure Portfolio.................................................             --       22,440,471
Global Natural Resources Portfolio..............................................             --      229,369,514
GT Global Telecommunications Fund...............................................             --      810,448,761

                                      F45

                             GT GLOBAL THEME FUNDS

4. CAPITAL SHARES
At April 30, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS
GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    2,301,518  $  46,051,606    6,142,401  $   118,779,939
Shares issued in connection with reinvestment of
  distributions...................................      143,289      2,884,396       13,656          202,166
                                                    -----------  -------------  -----------  ---------------
                                                      2,444,807     48,936,002    6,156,057      118,982,105
Shares repurchased................................   (2,602,839)   (51,085,708)  (2,769,898)     (54,486,898)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................     (158,032) $  (2,149,706)   3,386,159  $    64,495,207
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    2,307,381  $  45,368,710    5,689,956  $   110,105,123
Shares issued in connection with reinvestment of
  distributions...................................      168,823      3,364,852       10,957          161,052
                                                    -----------  -------------  -----------  ---------------
                                                      2,476,204     48,733,562    5,700,913      110,266,175
Shares repurchased................................   (1,686,839)   (32,725,986)  (1,675,446)     (32,960,366)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................      789,365  $  16,007,576    4,025,467  $    77,305,809
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................       27,044  $     549,720      589,226  $    12,396,492
Shares issued in connection with reinvestment of
  distributions...................................       15,186        308,573          402            5,969
                                                    -----------  -------------  -----------  ---------------
                                                         42,230        858,293      589,628       12,402,461
Shares repurchased................................     (345,676)    (6,864,129)    (248,775)      (5,293,607)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................     (303,446) $  (6,005,836)     340,853  $     7,108,854
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                      F46

                             GT GLOBAL THEME FUNDS

GT GLOBAL FINANCIAL SERVICES FUND

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    1,924,559  $  28,499,942      900,372  $    11,973,497
Shares issued in connection with reinvestment of
  distributions...................................       35,123        488,569        3,997           50,562
                                                    -----------  -------------  -----------  ---------------
                                                      1,959,682     28,988,511      904,369       12,024,059
Shares repurchased................................   (1,090,762)   (15,968,414)    (867,261)     (11,494,650)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................      868,920  $  13,020,097       37,108  $       529,409
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    1,773,182  $  25,991,765      596,980  $     7,792,181
Shares issued in connection with reinvestment of
  distributions...................................       44,922        618,567        2,898           36,456
                                                    -----------  -------------  -----------  ---------------
                                                      1,818,104     26,610,332      599,878        7,828,637
Shares repurchased................................     (818,126)   (11,906,986)    (281,339)      (3,677,982)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................      999,978  $  14,703,346      318,539  $     4,150,655
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................        6,898  $     103,743        3,500  $        47,698
Shares issued in connection with reinvestment of
  distributions...................................          359          5,018           35              420
                                                    -----------  -------------  -----------  ---------------
                                                          7,257        108,761        3,535           48,118
Shares repurchased................................         (903)       (12,914)      (1,103)         (14,704)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................        6,354  $      95,847        2,432  $        33,414
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                      F47

                             GT GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   24,616,401  $ 586,952,015   84,410,204  $ 1,903,687,570
Shares issued in connection with reinvestment of
  distributions...................................    1,208,835     27,043,712    2,009,491       41,475,881
                                                    -----------  -------------  -----------  ---------------
                                                     25,825,236    613,995,727   86,419,695    1,945,163,451
Shares repurchased................................  (27,187,659)  (649,629,287) (86,124,175)  (1,957,478,015)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................   (1,362,423) $ (35,633,560)     295,520  $   (12,314,564)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    3,494,659  $  81,647,690    6,741,207  $   157,453,975
Shares issued in connection with reinvestment of
  distributions...................................      321,675      7,044,819      411,416        8,363,880
                                                    -----------  -------------  -----------  ---------------
                                                      3,816,334     88,692,509    7,152,623      165,817,855
Shares repurchased................................   (2,931,330)   (68,252,387)  (5,784,194)    (129,761,569)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................      885,004  $  20,440,122    1,368,429  $    36,056,286
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold                                             759,036  $  18,339,807    1,142,479  $    27,246,793
Shares issued in connection with reinvestment of
  distributions...................................        2,543         57,375        3,280           67,679
                                                    -----------  -------------  -----------  ---------------
                                                        761,579     18,397,182    1,145,759       27,314,472
Shares repurchased................................     (764,510)   (18,619,489)  (1,121,971)     (26,090,499)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................       (2,931) $    (222,307)      23,788  $     1,223,973
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                      F48

                             GT GLOBAL THEME FUNDS

GT GLOBAL INFRASTRUCTURE FUND

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    1,011,798  $  14,998,494    2,175,475  $    30,275,819
Shares issued in connection with reinvestment of
  distributions...................................      123,821      1,776,824           --               --
                                                    -----------  -------------  -----------  ---------------
                                                      1,135,619     16,775,318    2,175,475       30,275,819
Shares repurchased................................     (850,210)   (12,597,467)  (2,503,715)     (33,964,432)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      285,409  $   4,177,851     (328,240) $    (3,688,613)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................      941,020  $  13,815,298      903,064  $    12,423,925
Shares issued in connection with reinvestment of
  distributions...................................      164,938      2,337,177           --               --
                                                    -----------  -------------  -----------  ---------------
                                                      1,105,958     16,152,475      903,064       12,423,925
Shares repurchased................................     (622,408)    (9,123,726)  (1,306,101)     (17,421,173)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      483,550  $   7,028,749     (403,037) $    (4,997,248)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................        9,679  $     147,303       11,122  $       154,109
Shares issued in connection with reinvestment of
  distributions...................................        1,147         16,592           --               --
                                                    -----------  -------------  -----------  ---------------
                                                         10,826        163,895       11,122          154,109
Shares repurchased................................       (3,383)       (50,220)      (5,256)         (70,861)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................        7,443  $     113,675        5,866  $        83,248
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                      F49

                             GT GLOBAL THEME FUNDS

GT GLOBAL NATURAL RESOURCES FUND

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    7,136,603  $ 123,456,154    9,220,103  $   142,385,816
Shares issued in connection with reinvestment of
  distributions...................................       97,442      1,672,106        3,977           47,892
                                                    -----------  -------------  -----------  ---------------
                                                      7,234,045    125,128,260    9,224,080      142,433,708
Shares repurchased................................   (6,774,312)  (115,510,789)  (7,529,884)    (116,812,100)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................      459,733  $   9,617,471    1,694,196  $    25,621,608
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    3,630,738  $  62,153,740    4,288,540  $    66,460,658
Shares issued in connection with reinvestment of
  distributions...................................      120,160      2,042,705          709            8,495
                                                    -----------  -------------  -----------  ---------------
                                                      3,750,898     64,196,445    4,289,249       66,469,153
Shares repurchased................................   (2,621,971)   (43,132,621)  (2,178,862)     (33,276,553)
                                                    -----------  -------------  -----------  ---------------
Net increase......................................    1,128,927  $  21,063,824    2,110,387  $    33,192,600
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................      210,412  $   3,771,344      663,037  $    10,703,010
Shares issued in connection with reinvestment of
  distributions...................................        7,576        130,389           77              922
                                                    -----------  -------------  -----------  ---------------
                                                        217,988      3,901,733      663,114       10,703,932
Shares repurchased................................     (400,505)    (6,724,257)    (356,384)      (5,379,503)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................     (182,517) $  (2,822,524)     306,730  $     5,324,429
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                      F50

                             GT GLOBAL THEME FUNDS

GT GLOBAL TELECOMMUNICATIONS FUND

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   67,026,667  $1,088,083,918 161,134,594  $ 2,777,197,821
Shares issued in connection with reinvestment of
  distributions...................................    4,872,576     77,134,821    3,376,395       52,886,360
                                                    -----------  -------------  -----------  ---------------
                                                     71,899,243  1,165,218,739  164,510,989    2,830,084,181
Shares repurchased................................  (85,762,706) (1,391,051,518) (174,818,005)  (3,017,740,549)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................  (13,863,463) $(225,832,779) (10,307,016) $  (187,656,368)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    6,117,519  $  94,583,067   15,365,874  $   260,167,785
Shares issued in connection with reinvestment of
  distributions...................................    4,413,791     68,371,247    2,882,770       44,452,585
                                                    -----------  -------------  -----------  ---------------
                                                     10,531,310    162,954,314   18,248,644      304,620,370
Shares repurchased................................  (19,499,579)  (302,952,848) (25,319,583)    (426,829,324)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (8,968,269) $(139,998,534)  (7,070,939) $  (122,208,954)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                         SIX MONTHS ENDED
                                                          APRIL 30, 1997                 YEAR ENDED
                                                           (UNAUDITED)                OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................      759,531  $  12,347,124    1,229,487  $    21,592,338
Shares issued in connection with reinvestment of
  distributions...................................       11,071        176,806        2,119           33,270
                                                    -----------  -------------  -----------  ---------------
                                                        770,602     12,523,930    1,231,606       21,625,608
Shares repurchased................................     (771,810)   (12,551,219)  (1,216,785)     (21,450,446)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................       (1,208) $     (27,289)      14,821  $       175,162
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                      F51

                             GT GLOBAL THEME FUNDS

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of a Fund's or Portfolio's expenses. For the period ended April 30, 1997, the Funds' or Portfolios' expenses were reduced by the following amounts under these arrangements:

                                                                                                                            EXPENSE
                                                                                                                           REDUCTION
                                                                                                                           ---------
Global Consumer Products and Services Portfolio..........................................................................  $  32,382
Global Financial Services Portfolio......................................................................................      2,834
GT Global Health Care Fund...............................................................................................     41,212
Global Infrastructure Portfolio..........................................................................................         --
Global Natural Resources Portfolio.......................................................................................     31,498
GT Global Telecommunications Fund........................................................................................     52,399

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by a Fund or Portfolio are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies by GT Global Health Care Fund, Global Natural Resources Portfolio and GT Global Telecommunications Fund at April 30, 1997 amounted to $192,621,692, $383,862 and $127,484,175, respectively, at value.

Transactions with affiliated companies are as follows:

GT GLOBAL HEALTH CARE FUND:

                                                                                      NET REALIZED     DIVIDEND
                                                    PURCHASES COST     SALES COST     GAIN (LOSS)       INCOME
                                                    ---------------  --------------  --------------  ------------
Advanced Technology Laboratories, Inc.............  $    21,921,545  $      333,906   $    (51,815)  $         --
AVECOR Cardiovascular, Inc........................          453,513              --             --             --
Catalytica, Inc...................................       10,586,769              --             --             --
Circon Corp.......................................               --              --             --             --
Depotech Corp.....................................       12,202,500       3,116,425        675,055             --
Endosonics Corp...................................       15,065,418              --             --             --
INAMED Corp.......................................        3,034,532         198,750       (108,753)            --
Interferon Sciences, Inc..........................        5,870,743              --             --             --
Kensey Nash Corp..................................        5,061,042         368,230         11,757             --
Life Medical Sciences, Inc........................        2,096,301         795,000       (352,500)            --
Micro Therapeutics, Inc...........................        1,800,000          60,000          6,248             --
Photoelectron Corp................................        2,822,805              --             --             --
Protein Design Labs, Inc..........................        8,847,756       4,859,893      5,244,537             --
Regeneron Pharmaceuticals, Inc....................       13,909,185       1,766,702        277,107             --
Sunrise Medical Inc...............................        3,251,246              --             --             --
TheraTech, Inc....................................        7,469,973              --             --             --
Visx, Inc.........................................        8,902,482       3,034,012        (18,904)            --

GLOBAL NATURAL RESOURCES PORTFOLIO:

                                                     PURCHASES                     NET REALIZED      DIVIDEND
                                                        COST        SALES COST      GAIN (LOSS)       INCOME
                                                    ------------  --------------  ---------------  ------------
Asquith Resources Inc.............................  $         --  $           --  $            --  $         --

GT GLOBAL TELECOMMUNICATIONS FUND:

                                                     PURCHASES                     NET REALIZED      DIVIDEND
                                                        COST        SALES COST      GAIN (LOSS)       INCOME
                                                    ------------  --------------  ---------------  ------------
Echostar Communications Corp. - CL A..............  $         --  $           --  $            --  $         --
Himachal Futuristic Communications Ltd. - 144A
  GDR.............................................            --              --               --            --
International Engineering PLC.....................            --         243,529         (604,421)           --
Millicom International Cellular S.A...............            --              --               --            --
Orbital Sciences Corp.............................            --       1,793,690          450,878            --
Tekelec...........................................       430,000       2,209,367          845,276            --
Three-Five Systems, Inc...........................            --       1,862,340       (1,738,353)           --

                                      F52

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

GT GLOBAL THEME FUNDS

GT GLOBAL FUNDS

GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies


GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment


REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America


SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market


GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities


INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital


This report must be accompanied or preceded by a current prospectus.

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          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, CA
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE


          THESAR706396JR.326
          June, 1997